UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09459
                                                     ---------------------

                Nuveen Arizona Dividend Advantage Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: July 31
                                           ------------------

                  Date of reporting period: July 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN INVESTMENTS

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds
IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report
July 31, 2009

--------------------         --------------------         --------------------
NUVEEN ARIZONA               NUVEEN ARIZONA               NUVEEN ARIZONA
PREMIUM INCOME               DIVIDEND ADVANTAGE           DIVIDEND ADVANTAGE
MUNICIPAL FUND, INC.         MUNICIPAL FUND               MUNICIPAL FUND 2
NAZ                          NFZ                          NKR

--------------------         --------------------
NUVEEN ARIZONA               NUVEEN TEXAS
DIVIDEND ADVANTAGE           QUALITY INCOME
MUNICIPAL FUND 3             MUNICIPAL FUND
NXE                          NTX

                                                                         JULY 09

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                                                        LOGO: NUVEEN INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The financial markets in which your Funds operate continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year appears to be slowly but steadily receding. The major institutions that are the linchpin of the international financial system are strengthening their capital structures, but many still struggle with losses in their various portfolios. There are encouraging signs of recovery in European and Asian economies, while the U.S. economy continues to feel the impact of job losses and an over-borrowed consumer. Global trends include modestly increasing trade and increased concern about the ability of the U.S. government to address its substantial budgetary deficits. Identifying those developments that will define the future is never easy, but rarely is it more difficult than at present.

After considerable volatility in the first few months of 2009, both the fixed-income and equity markets have seen a partial recovery. A fundamental component of a successful long-term investment program is a commitment to remain invested during market downturns in order to share in the rewards of the inevitable recovery. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of this year as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report.

Remaining invested through market downturns and reconfirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on these subjects. For recent developments on all your Nuveen Funds, please visit the Nuveen web site: www.nuveen.com.

Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. In September 2009, Nuveen completed the refinancing at par of all the auction rate preferred shares issued by its taxable closed-end funds that were outstanding when the preferred auctions began to fail in the February 2008. For a variety of reasons, refinancing the outstanding preferred shares issued by the municipal closed-end funds is taking longer but Nuveen is diligently pursuing a range of options to accomplish this. Please consult the Nuveen web site for the most recent information about the redemption of MuniPreferred shares.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
-----------------------------------
Robert P. Bremner
Chairman of the Board
September 21,2009

                                                            Nuveen Investments 3

Portfolio Managers' Comments

Nuveen Arizona Premium Income Municipal Fund (NAZ)
Nuveen Arizona Dividend Advantage Municipal Fund (NFZ)
Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR)
Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE)
Nuveen Texas Quality Income Municipal Fund (NTX)

Portfolio managers Scott Romans and Daniel Close discuss economic and municipal market conditions at both the national and state levels, key investment strategies, and the twelve-month performance of these Funds. Scott, who has been with Nuveen since 2000, has managed the Arizona Funds since 2003. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for NTX in 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE TWELVE-MONTH REPORTING PERIOD ENDED JULY 31, 2009?

During this reporting period, downward pressure on the economy continued. In an effort to improve overall economic conditions, the Federal Reserve (Fed) continued to cut interest rates, lowering the fed funds rate from 2.00% on August 1, 2008, to a target range of zero to 0.25% in December 2008, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the current target rate, it would buy $300 billion in long-term Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. (At its August 2009 meeting, following the end of this reporting period, the Fed continued to keep the fed funds rate unchanged.)

Additionally, the federal government passed a $700 billion financial industry rescue package in October 2008, which was followed by a $787 billion stimulus package in February 2009. The Fed's efforts and the stimulus package were in part a response to the decline in U.S. economic growth, as measured by the U.S. gross domestic product (GDP). Over the four quarters ended June 30, 2009, the GDP experienced its longest decline since quarterly records began in 1947 and the worst recession in 50 years. While housing prices provided something of a bright spot in May and June 2009 by posting their first positive monthly returns after three years of decline, the depth of the housing slump continued to be a source of concern. The average home price fell 14.9% nationally over the twelve-month period ended June 2009, pushing home values to early 2003

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

4 Nuveen Investments
levels. In the labor markets, July 2009 marked the 19th consecutive month of job losses, with a total of 6.7 million jobs lost since the recession began in December 2007. The national unemployment rate for July 2009 was 9.4%, up from 5.8% in July 2008. At the same time, inflation remained subdued, as the Consumer Price Index (CPI), reflecting a 28% drop in energy prices, fell 2.1% year-over-year as of July 2009, the largest twelve-month decline since 1950. The core CPI (which excludes food and energy) rose 1.5% over this same period, within the Fed's unofficial objective of 2.0% or lower for this measure.

During this period, the nation's financial institutions and markets experienced significant turmoil and reductions in demand for many types of securities, which decreased valuations. In the municipal market, this negative impact was felt across all credit ratings, reducing the net asset values of municipal bond funds. In addition, some of the dealer firms that make markets in bonds were unwilling to commit capital to purchase bonds or continue serving as dealers. The reduction in dealer involvement was accompanied by significant selling pressure by investors, especially institutions, predominantly related to lower-rated municipal bonds.

Municipal bond prices were further negatively impacted by concerns that a supply overhang (such as a large backlog of new issues that had been postponed) would cause selling pressure to persist. Additionally, greater price volatility, including wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); greatly reduced liquidity, particularly for lower quality bonds.

Market conditions began to show general signs of improvement in mid-December 2008, and municipal bonds were on an improving trend during the first seven months of 2009. Another positive impact was the reduced supply of tax-exempt municipal debt available in the marketplace, in part because of the introduction of "Build America" bonds in April 2009. This new class of taxable municipal debt--created as part of the February 2009 economic stimulus package--provides municipal issuers with a federal subsidy equal to 35% of the security's interest payments. For many borrowers, these bonds offered an attractive alternative to issuing traditional tax-exempt debt. The Build America bond program got off to a quick start, effectively diverting high-grade tax-exempt new-issue supply into the taxable market. Therefore, a combination of lower issuance along with higher demand provided additional support for municipal bond prices.

Over the twelve months ended July 31, 2009, municipal bond issuance nationwide totaled $389.2 billion, a drop of approximately 16% compared with the twelve-month period ended July 31, 2008. While market conditions during this period impacted the demand for municipal bonds, investors, especially from the retail sector, continued to be attracted by the high tax-equivalent yields of the municipal bond market relative to taxable bonds.

                                                            Nuveen Investments 5

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN ARIZONA AND TEXAS DURING THIS PERIOD?

Arizona, which had been experiencing one of the largest economic booms in the country, is now undergoing one of the biggest declines. In terms of GDP by state, growth in Arizona has fallen off dramatically ranking it 43rd in 2008. For 2008, Arizona's economy contracted at a rate of 0.6%, compared with national average growth of 0.7%. Much of this downturn can be tied to the housing decline, a major slowdown in the state's construction industry, and reduced demand in sectors such as leisure and hospitality. Arizona's unemployment rate for July 2009 was 9.2%, the highest in 26 years, up from 5.7% in July 2008. As of July 2009, Moody's maintained its issuer credit rating for Arizona at Aa3 with a stable outlook, while Standard & Poor's (S&P) rated the state at AA with a stable outlook. For the twelve months ended July 31, 2009, municipal issuance in Arizona totaled $8.9 billion, down approximately 10% from the previous twelve months.

Although growth of the Texas economy has slowed as the national recession deepened, the state ranked eleventh in the nation in terms of GDP by state for 2008, with an economic growth rate of 2.0%, compared with the national average of 0.7%. In 2007, Texas ranked fourth in GDP by state. Fluctuations in the energy industry accounted for a large part of the variations in state GDP, while weakness in the high-tech sector also had an impact on growth. Although mainly resource-based, the Texas economy remained well diversified, including agriculture, services, and transportation, which continued to benefit from the North American Free Trade Agreement (NAFTA) and its impact on cross-border trade. While unemployment in Texas rose over the past twelve months, from 4.9% in July 2008 to 7.9% in July 2009, the state's growth helped to hold the jobless rate below the national average. As of July 31, 2009, Moody's and Fitch maintained their ratings on Texas-backed general obligation (GO) debt at Aa1 and AA+, respectively. On August 13, 2009, following the end of this reporting period, Standard & Poor's (S&P) raised Texas's GO credit rating to AA+ from AA based on the diversity and strength of the state's economy. For the twelve months ended July 31, 2009, municipal issuance in Texas totaled $36.5 billion. Although this represented a decrease of 18% from the previous twelve months, Texas ranked as the third largest state issuer behind California and New York.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE ARIZONA AND TEXAS FUNDS DURING THIS REPORTING PERIOD?

During this twelve-month period, as the municipal market remained under pressure from price volatility, reduced liquidity and fundamental economic concerns, we continued to focus on liquidity and on finding securities that offered relative value and attractive long-term potential.

In view of the relatively volatile market situation over the period, we believed that it was important to focus on managing and preserving liquidity. While this was particularly true

6 Nuveen Investments
during the fall of 2008, liquidity continued to be a dominant issue throughout the period. Overall, our objective in the Arizona funds was to position them somewhat more defensively by retaining slightly more cash than usual in order to improve the Funds' liquidity profiles and have the capital we needed to reinvest at opportune times.

On the whole, investment activity in the Arizona Funds was somewhat more limited than usual, as we took a more conservative approach during this period of unprecedented stress. The lower level of turnover was due in part to our efforts to preserve liquidity as well as a reaction to the availability of municipal supply, as overall economic conditions produced several quiet stretches on the issuance calendar. The Build America bond program also contributed to the reduction in new tax-exempt municipal issuance. However, this was also a period when market conditions created opportunities to add names we liked, at significantly discounted prices or at wider spreads. Supply was especially plentiful in the health care sector, due to the fact that hospitals do not qualify for the Build America program and must continue to issue bonds in the tax-exempt municipal market. In some cases, we sold bonds that we judged to be good sell candidates because of their liquidity and performance, such as water revenue bonds, and reinvested the proceeds in bonds with more attractive characteristics in other sectors, including health care.

In NTX, many of our purchases were also driven by opportunities created by market conditions, particularly during late 2008 and early 2009. We sought to capitalize on this environment by continuing to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. Our purchases during the period included uninsured health care, general obligation, transit, utilities and dedicated tax bonds. In general, our emphasis was on adding bonds with longer maturities to take advantage of the spreads offered by the extremely steep yield curve.

In addition to the selling in the Arizona Funds mentioned above, cash for new purchases during this period was largely generated by bond calls in all of these Funds. In the Arizona Funds, these calls typically involved community facilities district (CFD) bonds, also known as "dirt deals," and federally guaranteed housing credits. In NTX, we also closed out our position in a lower-rated health care bond that was not performing in line with our expectations.

During the last part of this period, we added new inverse floating rate securities1 to all the Funds as a form of leverage. We employ inverse floaters for a variety of reasons, including duration(2) management and income enhancement. At the beginning of the period, NTX also invested in additional types of derivative instruments to help manage its duration. These derivatives were removed in September 2008. Because of the short time they were in place, all of the derivative positions used by the Funds during this period had a negligible impact on performance.

(1) An inverse floating rate security, also know as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

(2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

                                                            Nuveen Investments 7

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET
ASSET VALUE FOR PERIODS ENDED 7/31/09

                                                                   1-YEAR     5-YEAR      10-YEAR
-------------------------------------------------------------------------------------------------
ARIZONA FUNDS
NAZ                                                                4.73%       3.32%       4.23%
NFZ                                                                0.58%       2.10%         N/A
NKR                                                                4.09%       3.43%         N/A
NXE                                                                3.08%       3.24%         N/A

Standard & Poor's Arizona Municipal Bond Index (3)                 4.57%       4.10%       4.93%
Lipper Other States Municipal Debt Funds Average (4)               3.12%       3.51%       5.01%
Barclays  Capital  Municipal Bond Index (5)                        5.11%       4.21%       5.14%
Standard  & Poor's  National Municipal Bond Index (6)              3.77%       3.98%       5.00%

TEXAS FUND
NTX                                                                4.80%       3.75%       5.17%

Standard & Poor's Texas Municipal Bond Index (3)                   5.35%       4.27%       5.17%
Lipper Other States Municipal Debt Funds Average (4)               3.12%       3.51%       5.01%
Barclays  Capital  Municipal Bond Index (5)                        5.11%       4.21%       5.14%
Standard & Poor's National Municipal Bond Index (6)                3.77%       3.98%       5.00%
-------------------------------------------------------------------------------------------------

For the twelve months ended July 31, 2009, the total returns on common share net asset value (NAV) for NAZ was the only Fund to outperform its relevant Standard & Poor's state index. NAZ, NKR and NTX exceeded the return for Standard & Poor's (S&P) National Municipal Index, while all the Funds underperformed the Barclays Capital Municipal Bond Index. NAZ, NKR and NTX also outperformed the Lipper Other States Municipal Debt Funds Average.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, credit exposure and sector allocations and individual security selection. In addition, the use of leverage was an important factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page 9.

Over the course of this twelve-month period, the municipal yield curve remained steep. Bonds in the Barclays Capital Municipal Bond Index with maturities of three to fifteen years, especially those maturing in four to eight years, benefited the most from the interest rate environment. Because they were less sensitive to interest rate changes, these bonds generally outperformed credits with longer maturities, with bonds having the longest maturities (22 years and longer) posting a loss for the period. Overall, NTX benefited from its yield curve positioning, while the Arizona Funds were generally relatively underweight in the less favorable portions of the curve. The range of these underweightings was reflected in the relative performances of the four Funds, with NAZ having only a modest underweight to the top-performing maturity categories and NFZ having a significant underexposure to these categories.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(3) The Standard & Poor's (S&P) Municipal Bond Indexes for Arizona and Texas are unleveraged market value-weighted indexes designed to measure the performance of the investment-grade municipal bond markets in Arizona and Texas, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

(4) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 18 funds. Fund and Lipper returns assume reinvestment of dividends.

(5) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unlever-aged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Barclays Capital index do not reflect any expenses. An index is not available for direct investment.

(6) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market.

8 Nuveen Investments

Given the difficult economic environment and the disruptions in the financial markets during this period, risk-averse investors put a priority on quality investments and bonds with higher credit quality exposure typically performed relatively well over the past twelve months. Bonds rated BBB or below and non-rated bonds generally posted poorer returns. Among the Arizona Funds, NAZ had the smallest allocation of BBB and non-rated bonds, which benefited its performance, while NFZ was negatively impacted by its underexposure to the AAA category. On the whole, NTX benefited from its overweighting of AAA rated bonds, although this was countered to a small degree by its exposure to the sub-investment grade category (bonds rated BB and lower).

Pre-refunded(7) bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the municipal bond market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. Additional sectors of the market that generally made positive contributions to the Funds' returns included general obligation and other tax-supported bonds, water and sewer and education credits. In particular, NAZ and NTX benefited from their heavier allocations to the water and sewer sector and to general obligation bonds, respectively.

Holdings that generally detracted from the Funds' performances included industrial development revenue (IDR), health care and zero coupon bonds, which performed very poorly during this period. The Arizona Funds, especially NFZ, also allocated assets to the "other revenue" category that included CFD bonds. CFD bonds across the nation did not perform well during this period due to concerns about the decline of the housing market as well as weaker demand, particularly from retail buyers in Arizona.

Individual security selection was also a factor in the Funds' performances during this period. In general, NAZ and NXE benefited from higher exposure to bonds backed by municipal bond insurers that were better able to maintain their credit ratings and whose bond insurance policies retained more value in the aftermath of the insurance industry/sub-prime mortgage crisis. In NTX, the bonds we purchased during late 2008 and early 2009, performed well following their addition to our portfolio.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In this unusual and volatile investment environment, another factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk--especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund declines, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. During this period, leverage had a mixed impact on the total return performance of these Funds. Generally, leverage was a negative factor in the fall of 2008 and a positive factor in the spring of 2009.

(7) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

                                                            Nuveen Investments 9

RECENT DEVELOPMENTS REGARDING THE FUND'S LEVERAGED CAPITAL STRUCTURE

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in the last shareholder report, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of July 31, 2009, the amounts of auction rate preferred securities redeemed and/or noticed for redemption, at par, by the following Funds are as shown in the accompanying table.

                                                 AUCTION RATE      % OF ORIGINAL
                                             PREFERRED SHARES       AUCTION RATE
FUND                                                 REDEEMED   PREFERRED SHARES
--------------------------------------------------------------------------------
NAZ                                               $ 2,125,000               7.1%
NFZ                                               $ 1,400,000              11.7%
NKR                                               $ 1,875,000              10.1%
NXE                                               $ 3,600,000              16.4%
NTX                                               $ 3,950,000               5.7%
--------------------------------------------------------------------------------

While the Funds' Board of Directors/Trustees and management continue to work to resolve this situation, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of July 31, 2009, 78 Nuveen closed-end municipal funds have redeemed, at par, a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.3 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

10 Nuveen Investments

Common Share Dividend and Share Price Information

During the twelve-month reporting period ended July 31, 2009, NAZ and NTX each had two monthly dividend increases, while the dividends of NFZ, NKR and NXE remained stable throughout the reporting period.

Due to normal portfolio activity, common shareholders of NTX received long-term capital gains distributions of $0.0212 per share and short-term capital gains and net ordinary income distributions of $0.0299 per share at the end of December 2008.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2009, all of the Funds in this report had positive UNII balances for both tax and financial statement purposes.

                                                           Nuveen Investments 11

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase an aggregate of up to 10% of its outstanding common shares.

As of July 31, 2009, the Funds cumulatively repurchased common shares as shown in the accompanying table. Since the inception of this program, NAZ and NTX have not repurchased any of their outstanding common shares.

                        COMMON SHARES                           % OF OUTSTANDING
FUND                      REPURCHASED                              COMMON SHARES
--------------------------------------------------------------------------------
NFZ                             2,500                                       0.2%
NKR                               800                                       0.0%
NXE                             1,600                                       0.1%
--------------------------------------------------------------------------------

During the twelve-month reporting period, the Funds repurchased common shares at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                               WEIGHTED                 WEIGHTED
                                                AVERAGE                 AVERAGE
                        COMMON SHARES   PRICE PER SHARE       DISCOUNT PER SHARE
FUND                      REPURCHASED       REPURCHASED              REPURCHASED
--------------------------------------------------------------------------------
NFZ                             2,500           $  9.60                   19.20%
NKR                               800           $ 10.35                   17.60%
NXE                             1,600           $  9.59                   18.61%
--------------------------------------------------------------------------------

As of July 31, 2009, the Funds' common share prices were trading at premiums (+) or discounts (-) to their common share NAVs as shown in the accompanying table.

                              7/31/09                       TWELVE-MONTH AVERAGE
FUND           (+)PREMIUM/(-)DISCOUNT                     (+)PREMIUM/(-)DISCOUNT
--------------------------------------------------------------------------------
NAZ                            -4.88%                                     -7.23%
NFZ                            -4.11%                                    -10.86%
NKR                            -6.98%                                     -8.77%
NXE                            -8.07%                                    -11.49%
NTX                            +6.79%                                     -5.71%
--------------------------------------------------------------------------------

12   Nuveen Investments

NAZ Performance OVERVIEW | Nuveen Arizona Premium Income Municipal Fund, Inc. as of July 31, 2009

Credit Quality (as a % of total investments)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   30%
AA                                                                           20%
A                                                                            31%
BBB                                                                           8%
N/R                                                                          11%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

Aug                                                                 $      0.051
Sep                                                                        0.053
Oct                                                                        0.053
Nov                                                                        0.053
Dec                                                                        0.053
Jan                                                                        0.053
Feb                                                                        0.053
Mar                                                                        0.053
Apr                                                                        0.053
May                                                                        0.054
Jun                                                                        0.054
Jul                                                                        0.054

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

8/01/08                                                             $       13.1
                                                                              13
                                                                           12.95
                                                                           12.94
                                                                           12.72
                                                                           12.78
                                                                            12.7
                                                                           12.68
                                                                           12.67
                                                                            12.6
                                                                           12.63
                                                                           12.68
                                                                           12.65
                                                                           12.71
                                                                           12.61
                                                                            12.6
                                                                           12.74
                                                                           12.74
                                                                            12.7
                                                                           12.75
                                                                           12.77
                                                                           12.77
                                                                           12.81
                                                                           12.99
                                                                              13
                                                                              13
                                                                           12.95
                                                                           12.95
                                                                           12.95
                                                                           12.79
                                                                            12.8
                                                                            12.9
                                                                           12.72
                                                                           12.65
                                                                           12.52
                                                                            12.9
                                                                           12.77
                                                                           12.41
                                                                           12.45
                                                                           12.51
                                                                           12.01
                                                                           11.14
                                                                           11.55
                                                                           11.73
                                                                           11.65
                                                                         11.6325
                                                                           11.48
                                                                           11.53
                                                                           11.01
                                                                           10.16
                                                                             9.2
                                                                             9.8
                                                                           10.23
                                                                         10.1699
                                                                             9.9
                                                                            9.62
                                                                            9.95
                                                                           10.03
                                                                           10.38
                                                                           10.51
                                                                           10.49
                                                                           10.59
                                                                           10.65
                                                                           10.45
                                                                           10.55
                                                                           10.57
                                                                           10.97
                                                                           11.23
                                                                           11.39
                                                                         11.3956
                                                                            11.5
                                                                           11.48
                                                                          11.234
                                                                           10.83
                                                                           10.62
                                                                           10.77
                                                                            10.5
                                                                            9.67
                                                                            9.85
                                                                            9.19
                                                                            9.36
                                                                            10.2
                                                                           10.09
                                                                           10.01
                                                                           10.09
                                                                           10.09
                                                                           10.13
                                                                            10.1
                                                                            9.85
                                                                            9.84
                                                                            9.84
                                                                            9.84
                                                                             9.6
                                                                            9.49
                                                                            9.35
                                                                            9.39
                                                                            9.35
                                                                            9.17
                                                                            9.23
                                                                             9.2
                                                                            8.94
                                                                            8.98
                                                                            9.01
                                                                           9.052
                                                                            9.23
                                                                            9.13
                                                                            9.19
                                                                            9.22
                                                                            9.65
                                                                            10.1
                                                                            10.3
                                                                           10.15
                                                                           10.55
                                                                           10.82
                                                                           10.82
                                                                           10.75
                                                                            10.5
                                                                           10.27
                                                                           10.56
                                                                           10.64
                                                                           10.67
                                                                           10.41
                                                                            10.4
                                                                           10.53
                                                                           10.67
                                                                           10.65
                                                                           10.64
                                                                         10.8232
                                                                         10.8232
                                                                           10.81
                                                                            10.9
                                                                           10.94
                                                                              11
                                                                           11.01
                                                                          11.048
                                                                            11.2
                                                                            11.2
                                                                           11.15
                                                                           11.23
                                                                            10.9
                                                                           10.98
                                                                           10.98
                                                                         10.8981
                                                                           10.85
                                                                           10.88
                                                                           11.18
                                                                           10.98
                                                                           10.93
                                                                           10.93
                                                                           10.75
                                                                         10.6997
                                                                           10.74
                                                                         10.7968
                                                                           10.83
                                                                           10.68
                                                                           10.68
                                                                           10.58
                                                                           10.59
                                                                         10.6501
                                                                           10.82
                                                                           10.85
                                                                           10.98
                                                                           10.95
                                                                           10.96
                                                                           10.96
                                                                           11.15
                                                                            11.2
                                                                           11.02
                                                                           11.23
                                                                           10.93
                                                                           11.02
                                                                           11.04
                                                                           11.02
                                                                            11.1
                                                                           11.12
                                                                           11.18
                                                                           11.18
                                                                           11.12
                                                                         11.0657
                                                                           11.05
                                                                           11.11
                                                                           11.13
                                                                           11.18
                                                                           11.19
                                                                           11.24
                                                                           11.28
                                                                           11.49
                                                                            11.6
                                                                           11.55
                                                                         11.5501
                                                                           11.67
                                                                           11.77
                                                                           11.79
                                                                           11.84
                                                                            11.9
                                                                          11.827
                                                                           11.65
                                                                           11.85
                                                                           11.95
                                                                           12.03
                                                                           11.95
                                                                            11.9
                                                                           11.85
                                                                           11.88
                                                                           12.01
                                                                           12.22
                                                                           12.22
                                                                           12.09
                                                                         11.9811
                                                                            11.9
                                                                           11.89
                                                                         11.8985
                                                                         11.8985
                                                                           11.95
                                                                           11.99
                                                                           11.85
                                                                           11.95
                                                                           11.94
                                                                           11.85
                                                                            11.9
                                                                           11.92
                                                                           11.93
                                                                           11.88
                                                                           11.88
                                                                           11.93
                                                                           11.86
                                                                           11.82
                                                                           11.93
                                                                           11.67
                                                                           11.51
                                                                           11.51
                                                                            11.5
                                                                           11.65
                                                                           11.81
                                                                            11.8
                                                                           11.98
                                                                           11.91
                                                                           11.92
                                                                           11.99
                                                                           12.05
                                                                           12.28
                                                                           12.58
                                                                         12.7001
                                                                           12.83
                                                                              13
                                                                            12.6
                                                                            12.6
                                                                            12.7
                                                                           12.63
                                                                           12.65
                                                                           12.46
                                                                           12.37
                                                                            12.4
                                                                           12.41
                                                                           12.44
                                                                           12.33
7/31/09                                                                    12.29

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     12.29
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.92
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.88%
--------------------------------------------------------------------------------
Market Yield                                                               5.27%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield (1)                                               7.67%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $    57,755
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.66
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.14
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
--------------------------------------------------------------------------------

                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
1-Year                                                 -2.61%              4.73%
--------------------------------------------------------------------------------
5-Year                                                  0.65%              3.32%
--------------------------------------------------------------------------------
10-Year                                                 2.13%              4.23%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     22.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            16.6%
--------------------------------------------------------------------------------
Health Care                                                                15.0%
--------------------------------------------------------------------------------
Utilities                                                                  14.5%
--------------------------------------------------------------------------------
Water and Sewer                                                            11.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           7.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.5%
--------------------------------------------------------------------------------
Other                                                                       4.2%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 13

NFZ Performance OVERVIEW | Nuveen Arizona Dividend Advantage Municipal Fund as of July 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     12.14
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.66
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.11%
--------------------------------------------------------------------------------
Market Yield                                                               5.19%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield (1)                                               7.55%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $    19,605
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.79
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.14
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/30/01)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
1-Year                                                  -6.12%             0.58%
--------------------------------------------------------------------------------
5-Year                                                   0.71%             2.10%
--------------------------------------------------------------------------------
Since Inception                                          3.12%             4.29%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     28.6%
--------------------------------------------------------------------------------
Utilities                                                                  21.9%
--------------------------------------------------------------------------------
Health Care                                                                12.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      8.5%
--------------------------------------------------------------------------------
Water and Sewer                                                             7.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             6.7%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           5.3%
--------------------------------------------------------------------------------
Other                                                                       8.6%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   20%
AA                                                                           27%
A                                                                            32%
BBB                                                                          14%
N/R                                                                           7%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                   [BAR CHART]

Aug                                                                 $     0.0525
Sep                                                                       0.0525
Oct                                                                       0.0525
Nov                                                                       0.0525
Dec                                                                       0.0525
Jan                                                                       0.0525
Feb                                                                       0.0525
Mar                                                                       0.0525
Apr                                                                       0.0525
May                                                                       0.0525
Jun                                                                       0.0525
Jul                                                                       0.0525

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

8/01/08                                                             $      13.55
                                                                           13.51
                                                                            13.5
                                                                           13.24
                                                                         13.0317
                                                                           13.06
                                                                           13.06
                                                                           12.92
                                                                          12.884
                                                                            12.8
                                                                           12.74
                                                                            12.7
                                                                            12.7
                                                                           12.83
                                                                           12.74
                                                                         12.7999
                                                                         12.7999
                                                                           12.99
                                                                           13.22
                                                                           13.19
                                                                           13.25
                                                                           13.25
                                                                            13.2
                                                                            13.2
                                                                           13.06
                                                                            13.1
                                                                           13.15
                                                                           13.15
                                                                            13.1
                                                                            13.1
                                                                           12.94
                                                                           12.91
                                                                           13.04
                                                                            12.7
                                                                          12.883
                                                                            12.9
                                                                           12.87
                                                                         12.6764
                                                                         12.8872
                                                                           12.88
                                                                            12.6
                                                                            11.1
                                                                            11.4
                                                                            11.4
                                                                            11.4
                                                                            11.4
                                                                           10.96
                                                                              10
                                                                             9.9
                                                                            8.66
                                                                            7.95
                                                                             8.6
                                                                            9.05
                                                                             9.1
                                                                             9.1
                                                                             9.1
                                                                             9.5
                                                                            9.54
                                                                            9.51
                                                                              10
                                                                            9.75
                                                                           9.763
                                                                            9.69
                                                                             9.7
                                                                            9.59
                                                                            9.55
                                                                            9.96
                                                                            9.97
                                                                            10.3
                                                                          10.318
                                                                           10.25
                                                                           10.26
                                                                         10.2699
                                                                           10.02
                                                                            9.95
                                                                           10.86
                                                                           10.41
                                                                            10.1
                                                                             9.7
                                                                            9.35
                                                                            9.39
                                                                            9.39
                                                                            10.2
                                                                            9.92
                                                                           10.15
                                                                           10.15
                                                                            10.2
                                                                            10.2
                                                                            9.79
                                                                            9.55
                                                                            9.25
                                                                            9.25
                                                                            8.97
                                                                          8.7893
                                                                          8.7893
                                                                          8.6999
                                                                            8.61
                                                                            8.71
                                                                            8.83
                                                                            8.71
                                                                            8.86
                                                                            8.96
                                                                           9.042
                                                                            8.89
                                                                          9.1399
                                                                           9.186
                                                                             9.1
                                                                          9.2999
                                                                            9.44
                                                                          9.8045
                                                                         11.0499
                                                                         10.2901
                                                                           10.49
                                                                         10.6493
                                                                            10.6
                                                                            10.6
                                                                         10.1135
                                                                           10.02
                                                                           10.16
                                                                           10.16
                                                                         10.1198
                                                                         10.3335
                                                                           10.29
                                                                           10.29
                                                                           10.25
                                                                           10.22
                                                                           10.21
                                                                         10.2465
                                                                         10.2465
                                                                           10.18
                                                                           10.18
                                                                           10.24
                                                                            10.3
                                                                         10.3299
                                                                         10.3475
                                                                           10.28
                                                                           10.19
                                                                           10.31
                                                                           10.31
                                                                           10.17
                                                                            10.1
                                                                           10.06
                                                                            9.95
                                                                           10.06
                                                                           10.05
                                                                              10
                                                                         10.0494
                                                                           10.04
                                                                           10.04
                                                                            9.92
                                                                              10
                                                                         10.0925
                                                                           10.03
                                                                         10.0265
                                                                             9.7
                                                                            9.67
                                                                            9.52
                                                                            9.53
                                                                            9.43
                                                                            9.47
                                                                            9.52
                                                                            9.67
                                                                            9.59
                                                                            9.59
                                                                           10.01
                                                                           10.33
                                                                           10.16
                                                                            9.97
                                                                            9.97
                                                                            9.89
                                                                           10.05
                                                                           10.05
                                                                           10.42
                                                                           10.58
                                                                           10.59
                                                                           10.61
                                                                           11.14
                                                                           11.39
                                                                         11.1301
                                                                           11.19
                                                                           11.02
                                                                           10.84
                                                                            10.9
                                                                           10.84
                                                                           10.84
                                                                           10.86
                                                                           10.93
                                                                           10.93
                                                                          11.396
                                                                           11.27
                                                                           11.11
                                                                         10.9901
                                                                           11.33
                                                                           11.37
                                                                           11.37
                                                                           10.94
                                                                           11.18
                                                                              11
                                                                            11.2
                                                                            11.2
                                                                           10.95
                                                                           10.95
                                                                           10.96
                                                                           10.97
                                                                           10.98
                                                                           11.13
                                                                            11.3
                                                                         11.1845
                                                                           11.51
                                                                           11.37
                                                                           11.22
                                                                         11.3199
                                                                         11.3199
                                                                           11.51
                                                                         11.5199
                                                                           11.52
                                                                           11.52
                                                                           11.52
                                                                           11.45
                                                                           11.52
                                                                           11.52
                                                                           11.39
                                                                           11.27
                                                                           11.24
                                                                           11.38
                                                                           11.38
                                                                           11.27
                                                                           11.27
                                                                           11.32
                                                                           11.32
                                                                            11.3
                                                                            11.3
                                                                           11.19
                                                                           11.19
                                                                           11.19
                                                                           11.39
                                                                           11.35
                                                                           11.35
                                                                           11.52
                                                                           11.78
                                                                            11.7
                                                                           11.69
                                                                           11.55
                                                                         11.5135
                                                                         11.5135
                                                                         11.5135
                                                                         11.5135
                                                                         11.5135
                                                                         11.5135
                                                                           11.46
                                                                         11.5375
                                                                           12.16
                                                                            12.1
                                                                            12.1
                                                                           12.02
                                                                           12.14
7/31/09                                                                    12.14

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14 Nuveen Investments

NKR Performance OVERVIEW | Nuveen Arizona Dividend Advantage Municipal Fund 2 as of July 31, 2009

Credit Quality (as a % of total investments)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   33%
AA                                                                           20%
A                                                                            19%
BBB                                                                          12%
N/R                                                                          16%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                   [BAR CHART]

Aug                                                                 $     0.0585
Sep                                                                       0.0585
Oct                                                                       0.0585
Nov                                                                       0.0585
Dec                                                                       0.0585
Jan                                                                       0.0585
Feb                                                                       0.0585
Mar                                                                       0.0585
Apr                                                                       0.0585
May                                                                       0.0585
Jun                                                                       0.0585
Jul                                                                       0.0585

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

8/01/08                                                             $      13.76
                                                                           13.65
                                                                           13.58
                                                                           13.48
                                                                           13.48
                                                                           13.36
                                                                           13.65
                                                                           13.65
                                                                           13.45
                                                                            13.5
                                                                           13.34
                                                                         13.2701
                                                                           13.34
                                                                           13.32
                                                                            13.3
                                                                            13.3
                                                                          13.363
                                                                           13.87
                                                                              14
                                                                           13.74
                                                                           13.74
                                                                           13.74
                                                                           13.65
                                                                           13.93
                                                                           13.92
                                                                           13.92
                                                                           13.55
                                                                           13.47
                                                                            13.5
                                                                         13.3699
                                                                            13.3
                                                                         13.2999
                                                                           13.14
                                                                           13.24
                                                                              13
                                                                           12.93
                                                                           12.53
                                                                           12.53
                                                                         12.5599
                                                                           12.07
                                                                           11.88
                                                                          11.561
                                                                            11.7
                                                                            11.7
                                                                           11.73
                                                                            12.1
                                                                           11.85
                                                                              12
                                                                           11.86
                                                                           10.39
                                                                               8
                                                                               9
                                                                           11.16
                                                                           11.09
                                                                            11.3
                                                                           11.08
                                                                           11.44
                                                                           12.01
                                                                            13.2
                                                                              13
                                                                              13
                                                                           12.32
                                                                           12.01
                                                                           11.61
                                                                          11.238
                                                                           11.28
                                                                           11.77
                                                                          11.565
                                                                          11.565
                                                                           11.65
                                                                           11.65
                                                                            12.5
                                                                           11.73
                                                                           11.65
                                                                           11.32
                                                                           11.52
                                                                           11.42
                                                                           11.45
                                                                           11.65
                                                                           11.18
                                                                           10.48
                                                                           10.27
                                                                           10.24
                                                                           10.35
                                                                            10.3
                                                                            10.3
                                                                           10.21
                                                                           10.35
                                                                           10.39
                                                                           10.27
                                                                            9.89
                                                                            9.88
                                                                           10.01
                                                                           10.05
                                                                           10.42
                                                                            10.4
                                                                           10.12
                                                                            9.64
                                                                            9.79
                                                                            9.82
                                                                           10.21
                                                                           10.25
                                                                           10.03
                                                                            9.87
                                                                           10.03
                                                                         10.0032
                                                                            9.96
                                                                              10
                                                                              10
                                                                           10.42
                                                                           10.53
                                                                            10.4
                                                                           10.64
                                                                           11.08
                                                                            11.3
                                                                            11.1
                                                                           11.14
                                                                           11.03
                                                                           11.17
                                                                           11.18
                                                                           11.18
                                                                           10.96
                                                                              11
                                                                              11
                                                                           11.02
                                                                           11.02
                                                                           11.02
                                                                           11.07
                                                                           11.07
                                                                           11.09
                                                                           11.16
                                                                           11.16
                                                                            11.2
                                                                            11.2
                                                                         11.1601
                                                                           11.23
                                                                           11.26
                                                                          11.189
                                                                            11.3
                                                                           11.19
                                                                         11.0701
                                                                         11.0701
                                                                           11.07
                                                                           11.07
                                                                           10.98
                                                                          11.088
                                                                           11.09
                                                                          11.273
                                                                          11.273
                                                                           10.73
                                                                           10.25
                                                                            10.3
                                                                         10.4999
                                                                          10.354
                                                                           10.35
                                                                           10.38
                                                                           10.27
                                                                           10.26
                                                                           10.37
                                                                           10.33
                                                                         10.4599
                                                                           10.42
                                                                           10.42
                                                                         10.4401
                                                                         10.4401
                                                                           10.65
                                                                         10.6901
                                                                         10.6901
                                                                         10.6901
                                                                         10.6901
                                                                           10.85
                                                                           11.07
                                                                           11.12
                                                                           11.12
                                                                         11.5699
                                                                           11.97
                                                                           11.97
                                                                           11.82
                                                                          11.785
                                                                           11.57
                                                                           11.57
                                                                            11.5
                                                                           11.33
                                                                            11.4
                                                                            11.4
                                                                            11.6
                                                                            11.6
                                                                            11.6
                                                                           11.95
                                                                           12.02
                                                                           12.02
                                                                              12
                                                                           12.03
                                                                         11.8201
                                                                           11.76
                                                                           11.81
                                                                           11.81
                                                                           11.92
                                                                            11.9
                                                                         11.9002
                                                                         11.9002
                                                                           11.81
                                                                          11.824
                                                                           11.94
                                                                         12.0072
                                                                           12.05
                                                                         12.1416
                                                                           12.15
                                                                            12.2
                                                                            12.2
                                                                            12.2
                                                                            12.2
                                                                            12.2
                                                                           12.34
                                                                           12.34
                                                                           12.33
                                                                            12.5
                                                                           12.44
                                                                         12.5599
                                                                         12.5599
                                                                         12.5599
                                                                           12.34
                                                                            12.2
                                                                           12.19
                                                                           12.24
                                                                           12.05
                                                                         12.1001
                                                                            12.2
                                                                            12.2
                                                                           12.15
                                                                           12.23
                                                                         12.1501
                                                                         12.0501
                                                                         12.0501
                                                                           12.05
                                                                           12.17
                                                                           12.18
                                                                            12.4
                                                                            12.4
                                                                            12.4
                                                                            12.4
                                                                           12.83
                                                                          13.121
                                                                            13.2
                                                                            13.1
                                                                           13.05
                                                                           13.05
                                                                           13.05
                                                                           12.69
                                                                           12.58
                                                                           12.48
                                                                         12.4488
                                                                         12.6401
                                                                           12.75
                                                                           12.48
                                                                           12.48
7/31/09                                                                    12.52

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     12.52
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     13.46
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -6.98%
--------------------------------------------------------------------------------
Market Yield                                                               5.61%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield (1)                                               8.17%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $    32,829
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.20
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.89
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------

                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
1-Year                                                  -4.99%             4.09%
--------------------------------------------------------------------------------
5-Year                                                   2.43%             3.43%
--------------------------------------------------------------------------------
Since Inception                                          3.33%             4.91%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     30.2%
--------------------------------------------------------------------------------
Health Care                                                                16.9%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     14.6%
--------------------------------------------------------------------------------
Water and Sewer                                                             8.3%
--------------------------------------------------------------------------------
Other                                                                      14.8%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 15

NXE Performance OVERVIEW | Nuveen Arizona Dividend Advantage Municipal Fund 3 as of July 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.73
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     12.76
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.07%
--------------------------------------------------------------------------------
Market Yield                                                               5.58%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield (1)                                               8.12%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $    39,129
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.51
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.64
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
--------------------------------------------------------------------------------
                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
1-Year                                                  -6.18%             3.08%
--------------------------------------------------------------------------------
5-Year                                                   2.82%             3.24%
--------------------------------------------------------------------------------
Since Inception                                          1.78%             3.51%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     21.0%
--------------------------------------------------------------------------------
Health Care                                                                21.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.9%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.6%
--------------------------------------------------------------------------------
Transportation                                                             10.1%
--------------------------------------------------------------------------------
Utilities                                                                   8.1%
--------------------------------------------------------------------------------
Water and Sewer                                                             8.1%
--------------------------------------------------------------------------------
Other                                                                       5.2%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   23%
AA                                                                           21%
A                                                                            26%
BBB                                                                          17%
N/R                                                                          13%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                   [BAR CHART]

Aug                                                                 $     0.0545
Sep                                                                       0.0545
Oct                                                                       0.0545
Nov                                                                       0.0545
Dec                                                                       0.0545
Jan                                                                       0.0545
Feb                                                                       0.0545
Mar                                                                       0.0545
Apr                                                                       0.0545
May                                                                       0.0545
Jun                                                                       0.0545
Jul                                                                       0.0545

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

8/01/08                                                             $      13.08
                                                                           12.96
                                                                           12.93
                                                                            12.9
                                                                           12.72
                                                                           12.72
                                                                           12.72
                                                                           12.82
                                                                           12.76
                                                                           12.73
                                                                           12.64
                                                                           12.74
                                                                           12.64
                                                                           12.44
                                                                            12.5
                                                                           12.38
                                                                           12.53
                                                                           12.88
                                                                           12.89
                                                                            12.8
                                                                           12.84
                                                                           12.84
                                                                         12.9799
                                                                           13.19
                                                                           13.11
                                                                          13.019
                                                                           13.11
                                                                           12.65
                                                                           12.65
                                                                           12.49
                                                                         12.4801
                                                                           12.44
                                                                           12.42
                                                                           12.35
                                                                           11.01
                                                                            11.4
                                                                            11.7
                                                                         11.8299
                                                                           11.52
                                                                           11.64
                                                                            11.5
                                                                            11.4
                                                                           11.15
                                                                           11.23
                                                                           11.03
                                                                            10.8
                                                                          10.364
                                                                          9.7699
                                                                            9.15
                                                                             8.8
                                                                            8.03
                                                                            9.65
                                                                         10.2968
                                                                            10.6
                                                                             9.6
                                                                             9.4
                                                                           10.11
                                                                           10.55
                                                                          11.235
                                                                          11.235
                                                                           11.13
                                                                           11.13
                                                                            10.4
                                                                           10.38
                                                                           10.09
                                                                            9.97
                                                                           10.04
                                                                           10.07
                                                                          10.122
                                                                           10.16
                                                                          10.205
                                                                           10.16
                                                                            10.3
                                                                           10.26
                                                                          10.309
                                                                         11.0981
                                                                          10.745
                                                                           10.35
                                                                           10.25
                                                                            9.96
                                                                            9.61
                                                                            9.34
                                                                          9.1799
                                                                           9.175
                                                                            9.22
                                                                            9.22
                                                                             9.2
                                                                            9.24
                                                                          9.2007
                                                                             9.2
                                                                            9.24
                                                                            9.17
                                                                            9.04
                                                                            9.01
                                                                          8.6601
                                                                            8.63
                                                                             8.5
                                                                            8.67
                                                                          8.6685
                                                                             8.9
                                                                            9.33
                                                                             9.3
                                                                             9.2
                                                                            8.98
                                                                             9.3
                                                                            9.24
                                                                            9.27
                                                                           9.324
                                                                            9.44
                                                                          9.4109
                                                                            9.52
                                                                            9.53
                                                                            9.78
                                                                            10.2
                                                                           10.41
                                                                         10.3001
                                                                              10
                                                                           10.09
                                                                         10.2101
                                                                         10.2101
                                                                           10.27
                                                                           10.15
                                                                           10.19
                                                                           10.19
                                                                         10.1699
                                                                         10.1999
                                                                           10.25
                                                                           10.31
                                                                           10.31
                                                                           10.37
                                                                         10.4728
                                                                            10.4
                                                                           10.55
                                                                          10.531
                                                                         10.5155
                                                                           10.45
                                                                            10.5
                                                                           10.45
                                                                           10.45
                                                                            10.4
                                                                           10.35
                                                                           10.23
                                                                          9.9999
                                                                            9.99
                                                                              10
                                                                           10.18
                                                                           10.17
                                                                           10.07
                                                                           10.07
                                                                           10.07
                                                                            9.97
                                                                           10.03
                                                                            9.94
                                                                          9.9982
                                                                            9.81
                                                                            9.78
                                                                          9.6782
                                                                             9.5
                                                                            9.51
                                                                          9.5599
                                                                            9.51
                                                                            9.67
                                                                            9.69
                                                                            9.69
                                                                            9.59
                                                                            9.61
                                                                            9.61
                                                                             9.6
                                                                            9.76
                                                                             9.7
                                                                            9.76
                                                                           9.713
                                                                          9.8699
                                                                            9.88
                                                                            9.93
                                                                           10.04
                                                                         10.1327
                                                                          10.131
                                                                            10.2
                                                                           10.29
                                                                           10.33
                                                                           10.32
                                                                           10.35
                                                                           10.33
                                                                           10.52
                                                                           10.54
                                                                           10.54
                                                                           10.64
                                                                           10.67
                                                                         10.6001
                                                                         10.5201
                                                                           10.53
                                                                           10.34
                                                                           10.68
                                                                         10.6299
                                                                            10.7
                                                                            10.6
                                                                            10.7
                                                                           10.89
                                                                           11.08
                                                                           10.97
                                                                           10.94
                                                                           10.97
                                                                           11.06
                                                                           11.07
                                                                           11.35
                                                                           11.24
                                                                           11.62
                                                                           11.56
                                                                           11.49
                                                                           11.35
                                                                            11.5
                                                                            11.5
                                                                           11.52
                                                                         11.3975
                                                                           11.52
                                                                         11.4801
                                                                            11.4
                                                                           11.24
                                                                           11.31
                                                                           11.31
                                                                           11.31
                                                                           11.26
                                                                           11.26
                                                                           11.37
                                                                           11.31
                                                                              11
                                                                           11.03
                                                                            10.8
                                                                            10.9
                                                                            11.1
                                                                           11.09
                                                                            11.1
                                                                         11.1219
                                                                           11.07
                                                                           11.16
                                                                           11.19
                                                                           11.18
                                                                           11.18
                                                                         11.2461
                                                                           11.37
                                                                           11.56
                                                                          11.444
                                                                         11.5001
                                                                           11.45
                                                                           11.49
                                                                           11.62
                                                                         11.5001
                                                                            11.4
                                                                           11.49
                                                                           11.59
                                                                         11.6154
                                                                           11.87
                                                                           11.81
                                                                            11.7
                                                                           11.79
7/31/09                                                                    11.73

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

16 Nuveen Investments

NTX Performance OVERVIEW | Nuveen Texas Quality Income Municipal Fund as of July 31, 2009

Credit Quality (as a % of total investments)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   46%
AA                                                                           22%
A                                                                            15%
BBB                                                                          13%
BB or Lower                                                                   4%

2008-2009 Monthly Tax-Free Dividends Per Common Share(2)

                                   [BAR CHART]

Aug                                                                 $      0.057
Sep                                                                        0.058
Oct                                                                        0.058
Nov                                                                        0.058
Dec                                                                        0.058
Jan                                                                        0.058
Feb                                                                        0.058
Mar                                                                        0.058
Apr                                                                        0.058
May                                                                        0.062
Jun                                                                        0.062
Jul                                                                        0.062

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

8/01/08                                                             $       12.5
                                                                           12.58
                                                                           12.61
                                                                           12.54
                                                                           12.51
                                                                            12.8
                                                                           12.78
                                                                           12.78
                                                                         12.7001
                                                                           12.71
                                                                           12.74
                                                                           12.73
                                                                          12.648
                                                                           12.68
                                                                           12.76
                                                                          12.672
                                                                            12.7
                                                                           12.65
                                                                           12.66
                                                                           12.75
                                                                           12.77
                                                                           12.77
                                                                            12.8
                                                                           12.77
                                                                           12.76
                                                                            12.8
                                                                           12.78
                                                                         12.7901
                                                                           12.78
                                                                           12.72
                                                                            12.6
                                                                           12.59
                                                                           12.89
                                                                           12.59
                                                                           11.99
                                                                            12.2
                                                                           12.11
                                                                           11.84
                                                                           11.84
                                                                           11.59
                                                                           11.37
                                                                           10.86
                                                                           11.15
                                                                           11.44
                                                                           11.59
                                                                           11.54
                                                                           11.16
                                                                           10.82
                                                                           10.12
                                                                            9.39
                                                                            8.43
                                                                         10.3299
                                                                            10.3
                                                                            9.99
                                                                           10.02
                                                                            10.2
                                                                           10.46
                                                                           11.03
                                                                            11.5
                                                                           12.83
                                                                         12.3799
                                                                            12.2
                                                                           12.05
                                                                           11.75
                                                                            11.5
                                                                           11.57
                                                                           11.72
                                                                           11.82
                                                                         11.8152
                                                                           11.61
                                                                           11.81
                                                                            11.8
                                                                           11.79
                                                                           11.46
                                                                           10.98
                                                                            10.8
                                                                            10.7
                                                                            10.6
                                                                           10.25
                                                                              10
                                                                           10.06
                                                                           10.45
                                                                           10.56
                                                                           10.28
                                                                           10.42
                                                                           10.42
                                                                           10.51
                                                                           10.29
                                                                              11
                                                                              11
                                                                            11.5
                                                                            11.3
                                                                              11
                                                                            10.8
                                                                           10.89
                                                                           10.89
                                                                           10.39
                                                                           10.38
                                                                           10.42
                                                                           10.43
                                                                           10.26
                                                                           10.51
                                                                            10.4
                                                                           11.09
                                                                           11.45
                                                                           11.37
                                                                           11.36
                                                                         11.2575
                                                                           11.94
                                                                           12.01
                                                                           12.29
                                                                           12.22
                                                                            12.3
                                                                            12.5
                                                                            12.5
                                                                           12.47
                                                                           12.14
                                                                           12.15
                                                                           12.19
                                                                         12.3786
                                                                         12.3504
                                                                           12.22
                                                                           12.41
                                                                            12.4
                                                                           12.61
                                                                           12.52
                                                                           12.57
                                                                            12.6
                                                                            12.6
                                                                           12.56
                                                                           13.05
                                                                           12.96
                                                                           12.92
                                                                           12.92
                                                                           12.86
                                                                           12.85
                                                                            12.8
                                                                           12.96
                                                                         12.9501
                                                                           12.91
                                                                           12.92
                                                                          12.838
                                                                           12.41
                                                                            12.5
                                                                           12.81
                                                                            12.9
                                                                           13.01
                                                                          13.118
                                                                          13.118
                                                                           13.17
                                                                           13.07
                                                                           12.96
                                                                            13.1
                                                                           13.05
                                                                           12.94
                                                                           13.02
                                                                              13
                                                                           12.81
                                                                           13.08
                                                                          12.958
                                                                           13.06
                                                                           12.91
                                                                           12.91
                                                                           13.07
                                                                            13.1
                                                                           12.94
                                                                           12.95
                                                                           13.08
                                                                           13.38
                                                                           13.05
                                                                           13.08
                                                                           13.25
                                                                           13.25
                                                                            13.2
                                                                           13.06
                                                                           13.06
                                                                            13.1
                                                                            13.4
                                                                           13.25
                                                                           13.18
                                                                           13.12
                                                                            13.1
                                                                           13.13
                                                                           13.34
                                                                           13.26
                                                                           13.22
                                                                           13.44
                                                                           13.36
                                                                            13.1
                                                                            13.1
                                                                           13.15
                                                                           13.16
                                                                           13.25
                                                                           13.36
                                                                           13.33
                                                                           13.38
                                                                           13.37
                                                                           13.42
                                                                           13.52
                                                                           13.57
                                                                           13.64
                                                                           13.75
                                                                           13.75
                                                                           13.74
                                                                         13.7352
                                                                          13.704
                                                                           13.73
                                                                         13.6696
                                                                           13.85
                                                                           13.84
                                                                          13.748
                                                                          13.864
                                                                          13.864
                                                                           13.87
                                                                           13.84
                                                                            13.7
                                                                           13.59
                                                                           13.55
                                                                           13.53
                                                                           13.65
                                                                           13.74
                                                                              14
                                                                           13.81
                                                                           13.68
                                                                           13.69
                                                                           13.56
                                                                           13.73
                                                                         13.6001
                                                                            13.6
                                                                           13.75
                                                                              14
                                                                            14.1
                                                                            14.1
                                                                           14.11
                                                                          14.223
                                                                         14.0986
                                                                           14.18
                                                                            14.1
                                                                         14.0288
                                                                           13.95
                                                                           14.42
                                                                           14.49
                                                                           14.36
                                                                            14.3
                                                                           14.31
                                                                           14.45
                                                                           14.26
                                                                            14.3
                                                                           14.35
                                                                           14.35
                                                                           14.35
                                                                          14.212
                                                                           14.17
                                                                         14.6901
                                                                            14.8
                                                                            15.1
7/31/09                                                                    14.78

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     14.78
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     13.84
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                  6.79%
--------------------------------------------------------------------------------
Market Yield                                                               5.03%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield (1)                                               6.99%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   131,513
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.58
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.95
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
--------------------------------------------------------------------------------

                                                   ON SHARE PRICE         ON NAV
--------------------------------------------------------------------------------
1-Year                                                  25.98%             4.80%
--------------------------------------------------------------------------------
5-Year                                                   6.09%             3.75%
--------------------------------------------------------------------------------
10-Year                                                  6.09%             5.17%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     31.8%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.6%
--------------------------------------------------------------------------------
Health Care                                                                10.0%
--------------------------------------------------------------------------------
Water and Sewer                                                             8.4%
--------------------------------------------------------------------------------
Utilities                                                                   7.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      5.8%
--------------------------------------------------------------------------------
Other                                                                      13.3%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders capital gains and net ordinary income distributions in December 2008 of $0.0511 per share.

                                                           Nuveen Investments 17

NAZ NFZ NKR | Shareholder  MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 18, 2008; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to January 13, 2009, and additionally adjourned to March 17, 2009.

                                                        NAZ                             NFZ                            NKR
------------------------------------------------------------------------------------------------------------------------------------
                                              Common and                      Common and                     Common and    Preferred
                                               Preferred       Preferred       Preferred      Preferred       Preferred       shares
                                           shares voting   shares voting   shares voting  shares voting   shares voting       voting
                                                together        together        together       together        together     together
                                              as a class      as a class      as a class     as a class      as a class   as a class
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUND'S FUNDAMENTAL POLICY RELATING
TO INVESTMENTS IN MUNICIPAL SECURITIES
AND BELOW INVESTMENT GRADE SECURITIES.
   For                                         2,087,727             251         714,731             71       1,084,002          107
   Against                                       187,895              39          47,565             20          81,725           16
   Abstain                                        60,519               8          10,147              1          27,627            2
   Broker Non-Votes                              460,650             421         208,785            253         340,364          397
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       2,796,791             719         981,228            345       1,533,718          522
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO INVESTMENTS IN
MUNICIPAL SECURITIES FOR THE FUND.
   For                                         2,121,019             251         713,064             71       1,087,252          106
   Against                                       161,571              39          51,416             20          81,724           16
   Abstain                                        53,551               8           7,963              1          24,378            3
   Broker Non-Votes                              460,650             421         208,785            253         340,364          397
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       2,796,791             719         981,228            345       1,533,718          522
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                         2,108,749             249              --             --              --           --
   Against                                       168,830              39              --             --              --           --
   Abstain                                        58,562              10              --             --              --           --
   Broker Non-Votes                              460,650             421              --             --              --           --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       2,796,791             719              --             --              --           --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                         2,089,706             221              --             --              --           --
   Against                                       176,141              67              --             --              --           --
   Abstain                                        70,294              10              --             --              --           --
   Broker Non-Votes                              460,650             421              --             --              --           --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       2,796,791             719              --             --              --           --
====================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO COMMODITIES.
   For                                         2,096,155             249              --             --              --           --
   Against                                       178,482              39              --             --              --           --
   Abstain                                        61,504              10              --             --              --           --
   Broker Non-Votes                              460,650             421              --             --              --           --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       2,796,791             719              --             --              --           --
====================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                         2,085,825             249              --             --              --           --
   Against                                       188,332              39              --             --              --           --
   Abstain                                        61,984              10              --             --              --           --
   Broker Non-Votes                              460,650             421              --             --              --           --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       2,796,791             719              --             --              --           --
====================================================================================================================================

18 NUVEEN INVESTMENTS

                                              NAZ                             NFZ                             NKR
-------------------------------------------------------------------------------------------------------------------------------
                                    Common and                      Common and                      Common and
                                     Preferred       Preferred       Preferred       Preferred       Preferred        Preferred
                                 shares voting   shares voting   shares voting   shares voting   shares voting    shares voting
                                      together        together        together        together        together         together
                                    as a class      as a class      as a class      as a class      as a class       as a class
-------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS
WAS REACHED AS FOLLOWS:
John P. Amboian
   For                               2,709,807              --         933,610              --       1,475,214               --
   Withhold                             86,968              --          47,617              --          58,503               --
-------------------------------------------------------------------------------------------------------------------------------
   Total                             2,796,775              --         981,227              --       1,533,717               --
===============================================================================================================================
Robert P. Bremner
   For                               2,710,807              --              --              --              --               --
   Withhold                             85,968              --              --              --              --               --
-------------------------------------------------------------------------------------------------------------------------------
   Total                             2,796,775              --              --              --              --               --
===============================================================================================================================
Jack B. Evans
   For                               2,710,807              --              --              --              --               --
   Withhold                             85,968              --              --              --              --               --
-------------------------------------------------------------------------------------------------------------------------------
   Total                             2,796,775              --              --              --              --               --
===============================================================================================================================
William C. Hunter
   For                                      --             591              --             343              --              471
   Withhold                                 --             112              --               1              --               50
-------------------------------------------------------------------------------------------------------------------------------
   Total                                    --             703              --             344              --              521
===============================================================================================================================
David J. Kundert
   For                               2,710,807              --         933,610              --       1,475,214               --
   Withhold                             85,968              --          47,617              --          58,503               --
-------------------------------------------------------------------------------------------------------------------------------
   Total                             2,796,775              --         981,227              --       1,533,717               --
===============================================================================================================================
William J. Schneider
   For                                      --             591              --             343              --              471
   Withhold                                 --             112              --               1              --               50
-------------------------------------------------------------------------------------------------------------------------------
   Total                                    --             703              --             344              --              521
===============================================================================================================================
Judith M. Stockdale
   For                               2,699,552              --              --              --              --               --
   Withhold                             97,223              --              --              --              --               --
-------------------------------------------------------------------------------------------------------------------------------
   Total                             2,796,775              --              --              --              --               --
===============================================================================================================================
Carole E. Stone
   For                               2,709,807              --              --              --              --               --
   Withhold                             86,968              --              --              --              --               --
-------------------------------------------------------------------------------------------------------------------------------
   Total                             2,796,775              --              --              --              --               --
===============================================================================================================================
Terence J. Toth
   For                               2,690,045              --         930,010              --       1,473,624               --
   Withhold                            106,730              --          51,217              --          60,093               --
-------------------------------------------------------------------------------------------------------------------------------
   Total                             2,796,775              --         981,227              --       1,533,717               --
===============================================================================================================================

                                                           NUVEEN INVESTMENTS 19

                                                           NXE                                 NTX
----------------------------------------------------------------------------------------------------------------
                                                 Common and                          Common and
                                                  Preferred         Preferred         Preferred        Preferred
                                              shares voting     shares voting     shares voting    shares voting
                                                   together          together          together         together
                                                 as a class        as a class        as a class       as a class
----------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE
FUND'S FUNDAMENTAL POLICY RELATING
TO INVESTMENTS IN MUNICIPAL SECURITIES
AND BELOW INVESTMENT GRADE SECURITIES.
   For                                            1,387,878               115         4,378,634              351
   Against                                           92,693                --           278,903              112
   Abstain                                           38,459                 7           118,307                1
   Broker Non-Votes                                 449,552               693         1,553,578            1,087
----------------------------------------------------------------------------------------------------------------
   Total                                          1,968,582               815         6,329,422            1,551
================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO INVESTMENTS IN
MUNICIPAL SECURITIES FOR THE FUND.
   For                                            1,392,477                74         4,390,702              348
   Against                                           98,029                40           264,735              112
   Abstain                                           28,524                 8           120,407                4
   Broker Non-Votes                                 449,552               693         1,553,578            1,087
----------------------------------------------------------------------------------------------------------------
   Total                                          1,968,582               815         6,329,422            1,551
================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                   --                --         4,333,782              347
   Against                                               --                --           327,536              114
   Abstain                                               --                --           114,526                3
   Broker Non-Votes                                      --                --         1,553,578            1,087
----------------------------------------------------------------------------------------------------------------
   Total                                                 --                --         6,329,422            1,551
================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                                   --                --         4,340,274              349
   Against                                               --                --           318,856              114
   Abstain                                               --                --           116,714                1
   Broker Non-Votes                                      --                --         1,553,578            1,087
----------------------------------------------------------------------------------------------------------------
   Total                                                 --                --         6,329,422            1,551
================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO COMMODITIES.
   For                                                   --                --         4,326,551              351
   Against                                               --                --           313,627              112
   Abstain                                               --                --           135,666                1
   Broker Non-Votes                                      --                --         1,553,578            1,087
----------------------------------------------------------------------------------------------------------------
   Total                                                 --                --         6,329,422            1,551
================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL
POLICY RELATING TO COMMODITIES.
   For                                                   --                --         4,321,940              348
   Against                                               --                --           308,260              112
   Abstain                                               --                --           145,644                4
   Broker Non-Votes                                      --                --         1,553,578            1,087
----------------------------------------------------------------------------------------------------------------
   Total                                                 --                --         6,329,422            1,551
================================================================================================================

20 NUVEEN INVESTMENTS

                                               NXE                               NTX
-------------------------------------------------------------------------------------------------
                                     Common and                        Common and
                                      Preferred         Preferred       Preferred       Preferred
                                  shares voting     shares voting   shares voting   shares voting
                                       together          together        together        together
                                     as a class        as a class      as a class      as a class
-------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBER
WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                1,846,305                --       6,083,316              --
   Withhold                             122,275                --         241,813              --
-------------------------------------------------------------------------------------------------
   Total                              1,968,580                --       6,325,129              --
=================================================================================================
Robert P. Bremner
   For                                       --                --              --              --
   Withhold                                  --                --              --              --
-------------------------------------------------------------------------------------------------
   Total                                     --                --              --              --
=================================================================================================
Jack B. Evans
   For                                       --                --              --              --
   Withhold                                  --                --              --              --
-------------------------------------------------------------------------------------------------
   Total                                     --                --              --              --
=================================================================================================
William C. Hunter
   For                                       --               733              --           1,256
   Withhold                                  --                80              --              43
-------------------------------------------------------------------------------------------------
   Total                                     --               813              --           1,299
=================================================================================================
David J. Kundert
   For                                1,843,305                --       6,086,924              --
   Withhold                             125,275                --         238,205              --
-------------------------------------------------------------------------------------------------
   Total                              1,968,580                --       6,325,129              --
=================================================================================================
William J. Schneider
   For                                       --               733              --           1,256
   Withhold                                  --                80              --              43
-------------------------------------------------------------------------------------------------
   Total                                     --               813              --           1,299
=================================================================================================
Judith M. Stockdale
   For                                       --                --              --              --
   Withhold                                  --                --              --              --
-------------------------------------------------------------------------------------------------
   Total                                     --                --              --              --
=================================================================================================
Carole E. Stone
   For                                       --                --              --              --
   Withhold                                  --                --              --              --
-------------------------------------------------------------------------------------------------
   Total                                     --                --              --              --
=================================================================================================
Terence J. Toth
   For                                1,839,749                --       6,082,016              --
   Withhold                             128,831                --         243,113              --
-------------------------------------------------------------------------------------------------
   Total                              1,968,580                --       6,325,129              --
=================================================================================================

                                                           NUVEEN INVESTMENTS 21

Report of
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND 3
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund (the "Funds"), as of July 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Arizona Dividend Advantage Municipal Fund 3 and Nuveen Texas Quality Income Municipal Fund at July 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

                                                            /s/ERNST & YOUNG LLP

Chicago, Illinois
September 25, 2009

22 Nuveen Investments

NAZ | Nuveen Arizona Premium Income Municipal Fund, Inc.
    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    CONSUMER STAPLES - 1.1% (0.8% OF TOTAL INVESTMENTS)
$             790   Puerto Rico, The Children's Trust Fund, Tobacco Settlement       5/12 at 100.00          BBB   $        695,682
                       Asset-Backed Refunding Bonds, Series 2002, 5.375%,
                       5/15/33
------------------------------------------------------------------------------------------------------------------------------------

                    EDUCATION AND CIVIC ORGANIZATIONS - 11.4% (7.7% OF TOTAL
                       INVESTMENTS)
            2,500   Arizona Higher Education Loan Authority, Student Loan            9/09 at 100.00          AAA          1,978,300
                       Revenue Bonds, Series 2007B, Auction Rate Coupon,
                       0.735%, 11/01/41 (4)
            1,000   Arizona State University, System Revenue Bonds, Series           7/12 at 100.00           AA          1,016,220
                       2002, 5.000%, 7/01/25 - FGIC Insured
                    Arizona State University, System Revenue Bonds, Series 2005:
            1,455      5.000%, 7/01/20 - AMBAC Insured                               7/15 at 100.00          N/R          1,512,283
              750      5.000%, 7/01/21 - AMBAC Insured                               7/15 at 100.00          N/R            772,403
            1,500   Tempe Industrial Development Authority, Arizona, Lease           7/13 at 100.00          N/R          1,283,130
                       Revenue Bonds, Arizona State University Foundation
                       Project, Series 2003, 5.000%, 7/01/34 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
            7,205   Total Education and Civic Organizations                                                               6,562,336
------------------------------------------------------------------------------------------------------------------------------------

                    HEALTH CARE - 22.0% (15.0% OF TOTAL INVESTMENTS)
            1,430   Arizona Health Facilities Authority, Hospital Revenue            1/17 at 100.00           A+          1,396,896
                       Bonds, Banner Health Systems, Series 2007A, 5.000%,
                       1/01/25
              885   Arizona Health Facilities Authority, Hospital Revenue            1/17 at 100.00           A+            491,618
                       Bonds, Banner Health Systems, Series 2007B, 1.210%,
                       1/02/37
            3,470   Arizona Health Facilities Authority, Hospital Revenue            1/18 at 100.00           A+          3,406,221
                       Bonds, Banner Health Systems, Series 2008D, 5.500%,
                       1/01/38
              675   Glendale Industrial Development Authority, Arizona, Revenue     12/15 at 100.00          BBB            557,381
                       Bonds, John C. Lincoln Health Network, Series 2005B,
                       5.000%, 12/01/37
            1,110   Glendale Industrial Development Authority, Arizona, Revenue     12/17 at 100.00          BBB            890,442
                       Bonds, John C. Lincoln Health Network, Series 2007,
                       5.000%, 12/01/42
            2,150   Maricopa County Industrial Development Authority, Arizona,       7/14 at 100.00            A          2,117,836
                       Health Facility Revenue Bonds, Catholic Healthcare West,
                       Series 2004A, 5.375%, 7/01/23
            2,800   Maricopa County Industrial Development Authority, Arizona,       7/17 at 100.00            A          2,527,280
                       Health Facility Revenue Bonds, Catholic Healthcare West,
                       Series 2007A, 5.250%, 7/01/32
              515   Puerto Rico Industrial, Tourist, Educational, Medical and       11/10 at 101.00          Aa1            545,756
                       Environmental Control Facilities Financing Authority,
                       Hospital Revenue Bonds, Hospital de la Concepcion,
                       Series 2000A, 6.375%, 11/15/15
            1,005   Winslow Industrial Development Authority, Arizona, Hospital     12/09 at 100.00          N/R            776,955
                       Revenue Bonds, Winslow Memorial Hospital, Series 1998,
                       5.500%, 6/01/22
------------------------------------------------------------------------------------------------------------------------------------
           14,040   Total Health Care                                                                                    12,710,385
------------------------------------------------------------------------------------------------------------------------------------

                    HOUSING/SINGLE FAMILY - 5.1% (3.4% OF TOTAL INVESTMENTS)
              760   Phoenix and Pima County Industrial Development Authority,        7/17 at 103.00          Aaa            785,057
                       Arizona, Single Family Mortgage Revenue Bonds, Series
                       2007-4, 5.800%, 12/01/39 (Alternative Minimum Tax)
            2,115   Tucson and Pima County Industrial Development Authority,         6/17 at 101.00          Aaa          2,127,563
                       Arizona, Joint Single Family Mortgage Revenue Bonds,
                       Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            2,875   Total Housing/Single Family                                                                           2,912,620
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 23

    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL - 11.0% (7.5% OF TOTAL INVESTMENTS)
 $          1,265   Gila County Unified School District 10 Payson, Arizona,          7/18 at 100.00           A2   $      1,262,217
                       School Improvement Bonds, Project 2006, Series 2008B,
                       3.000%, 7/01/28
            1,200   Maricopa County Unified School District 95 Queen Creek,          7/18 at 100.00          Aa3          1,187,352
                       Arizona, General Obligation Bonds, Series 2008, 5.000%,
                       7/01/27 - FSA Insured
            3,530   Pinal County Unified School District 1, Florence, Arizona,       7/18 at 100.00            A          3,605,436
                       General Obligation Bonds, Series 2008C, 5.250%, 7/01/28
              330   Puerto Rico, General Obligation and Public Improvement           7/11 at 100.00         BBB-            299,564
                       Bonds, Series 2001A, 5.375%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------
            6,325   Total Tax Obligation/General                                                                          6,354,569
------------------------------------------------------------------------------------------------------------------------------------

                    TAX OBLIGATION/LIMITED - 33.3% (22.7% OF TOTAL INVESTMENTS)
              384   Estrella Mountain Ranch Community Facilities District,           7/10 at 102.00          N/R            345,926
                       Goodyear, Arizona, Special Assessment Lien Bonds, Series
                       2001A, 7.875%, 7/01/25
            3,000   Glendale Western Loop 101 Public Facilities Corporation,         1/14 at 100.00           AA          3,104,790
                       Arizona, Third Lien Excise Tax Revenue Bonds, Series
                       2008B, 6.250%, 7/01/38
            1,280   Greater Arizona Development Authority, Infrastructure            8/16 at 100.00           A+          1,288,333
                       Revenue Bonds, Series 2006-1, 5.000%, 8/01/22 - MBIA
                       Insured
              740   Greater Arizona Development Authority, Infrastructure            8/16 at 100.00          AA-            745,646
                       Revenue Bonds, Series 2006A, 5.000%, 8/01/23 - MBIA
                       Insured
              575   Marana Municipal Property Corporation, Arizona, Revenue          7/13 at 100.00           AA            583,545
                       Bonds, Series 2003, 5.000%, 7/01/28 - AMBAC Insured
            1,574   Marana, Arizona, Tangerine Farms Road Improvement District       7/16 at 100.00         Baa1          1,269,352
                       Revenue Bonds, Series 2006, 4.600%, 1/01/26
            3,400   Maricopa County Stadium District, Arizona, Revenue               6/12 at 100.00          N/R          3,581,084
                       Refunding Bonds, Series 2002, 5.375%, 6/01/18 - AMBAC
                       Insured
            3,400   Mesa, Arizona, Street and Highway User Tax Revenue Bonds,        7/15 at 100.00          AAA          3,564,662
                       Series 2005, 5.000%, 7/01/24 - FSA Insured
            1,140   Pinetop Fire District of Navajo County, Arizona,                 6/16 at 102.00         Baa2          1,117,246
                       Certificates of Participation, Series 2008, 7.750%,
                       6/15/29
            1,200   Prescott Valley Municipal Property Corporation, Arizona,         1/13 at 100.00          AA-          1,209,312
                       Municipal Facilities Revenue Bonds, Series 2003, 5.000%,
                       1/01/27 - FGIC Insured
              265   Puerto Rico Public Buildings Authority, Guaranteed               7/12 at 100.00         BBB-            237,281
                       Government Facilities Revenue Refunding Bonds, Series
                       2002D, 5.125%, 7/01/24
            1,610   San Luis Civic Improvement Corporation, Arizona, Municipal       7/15 at 100.00           A-          1,594,254
                       Facilities Excise Tax Revenue Bonds, Series 2005,
                       5.000%, 7/01/25 - SYNCORA GTY Insured
              645   Vistancia Community Facilities District, Arizona,                7/15 at 100.00         Baa1            591,639
                       Restricted General Obligation Bonds, Series 2005,
                       5.750%, 7/15/24
------------------------------------------------------------------------------------------------------------------------------------
           19,213   Total Tax Obligation/Limited                                                                         19,233,070
------------------------------------------------------------------------------------------------------------------------------------

24 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED - 24.4% (16.6% OF TOTAL INVESTMENTS) (5)
$             800   Arizona Health Facilities Authority, Hospital Revenue            7/10 at 101.00      N/R (5)   $        845,144
                       Bonds, Catholic Healthcare West, Series 1999A, 6.625%,
                       7/01/20 (Pre-refunded 7/01/10)
            1,000   Arizona Health Facilities Authority, Hospital System            12/10 at 102.00      BBB (5)          1,096,650
                       Revenue Bonds, John C. Lincoln Health Network, Series
                       2000, 7.000%, 12/01/25 (Pre-refunded 12/01/10)
            1,250   Glendale Industrial Development Authority, Arizona, Revenue      5/11 at 101.00          AAA          1,370,500
                       Bonds, Midwestern University, Series 2001A, 5.875%,
                       5/15/31 (Pre-refunded 5/15/11)
            1,250   Maricopa County Industrial Development Authority, Arizona,         No Opt. Call        A (5)          1,545,688
                       Hospital Revenue Refunding Bonds, Samaritan Health
                       Services, Series 1990A, 7.000%, 12/01/16 - MBIA Insured
                       (ETM)
              385   Maricopa County, Arizona, Hospital Revenue Bonds, Sun            4/15 at 100.00      N/R (5)            443,790
                       Health Corporation, Series 2005, 5.000%, 4/01/16
                       (Pre-refunded 4/01/15)
            3,000   Mesa Industrial Development Authority, Arizona, Revenue          1/10 at 101.00        A (5)          3,094,800
                       Bonds, Discovery Health System, Series 1999A, 5.750%,
                       1/01/25 (Pre-refunded 1/01/10) - MBIA Insured
            2,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien      7/10 at 101.00      AA+ (5)          2,120,860
                       Wastewater System Revenue Bonds, Series 2000, 6.000%,
                       7/01/24 (Pre-refunded 7/01/10) - FGIC Insured
            1,000   Puerto Rico Highway and Transportation Authority, Highway        7/10 at 101.00      BBB (5)          1,063,360
                       Revenue Bonds, Series 2000B, 6.500%, 7/01/27
                       (Pre-refunded 7/01/10)
              735   Puerto Rico Public Buildings Authority, Guaranteed               7/12 at 100.00     Baa3 (5)            811,969
                       Government Facilities Revenue Refunding Bonds, Series
                       2002D, 5.125%, 7/01/24 (Pre-refunded 7/01/12)
            1,500   Scottsdale Industrial Development Authority, Arizona,           12/11 at 101.00      N/R (5)          1,680,570
                       Hospital Revenue Bonds, Scottsdale Healthcare, Series
                       2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)
------------------------------------------------------------------------------------------------------------------------------------
           12,920   Total U.S. Guaranteed                                                                                14,073,331
------------------------------------------------------------------------------------------------------------------------------------

                    UTILITIES - 21.2% (14.5% OF TOTAL INVESTMENTS)
            1,000   Arizona Power Authority, Special Obligation Power Resource         No Opt. Call           AA          1,158,390
                       Revenue Refunding Crossover Bonds, Hoover Project,
                       Series 2001, 5.250%, 10/01/15
              215   Pima County Industrial Development Authority, Arizona,           1/10 at 100.00          Aa3            216,155
                       Lease Obligation Revenue Refunding Bonds, Tucson
                       Electric Power Company, Series 1988A, 7.250%, 7/15/10 -
                       FSA Insured
            2,170   Puerto Rico Electric Power Authority, Power Revenue Bonds,       7/15 at 100.00           A3          2,028,473
                       Series 2005RR, 5.000%, 7/01/27 - SYNCORA GTY Insured
              530   Salt River Project Agricultural Improvement and Power            1/13 at 100.00          Aa1            555,376
                       District, Arizona, Electric System Revenue Bonds, Series
                       2002B, 5.000%, 1/01/22
              715   Salt River Project Agricultural Improvement and Power            1/18 at 100.00          Aa1            714,471
                       District, Arizona, Electric System Revenue Bonds, Tender
                       Option Bond Trust 09-9W, 16.926%, 1/01/38 (IF)
            1,000   Salt River Project Agricultural Improvement and Power            1/12 at 101.00          Aa1          1,027,550
                       District, Arizona, Electric System Revenue Refunding
                       Bonds, Series 2002A, 5.125%, 1/01/27
                    Salt Verde Financial Corporation, Arizona, Senior Gas
                    Revenue Bonds, Series 2007:
            4,500      5.500%, 12/01/29                                                No Opt. Call            A          3,886,739
            3,500      5.000%, 12/01/37                                                No Opt. Call            A          2,676,905
------------------------------------------------------------------------------------------------------------------------------------
           13,630   Total Utilities                                                                                      12,264,059
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 25

    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                  PROVISIONS (2)   RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    WATER AND SEWER - 17.4% (11.8% OF TOTAL INVESTMENTS)
$           1,005   Cottonwood, Arizona, Senior Lien Water System Revenue            7/14 at 100.00          BBB   $        907,716
                       Bonds, Municipal Property Corporation, Series 2004,
                       5.000%, 7/01/24 - SYNCORA GTY Insured
            3,500   Glendale, Arizona, Water and Sewer Revenue Bonds,                7/13 at 100.00           AA          3,512,180
                       Subordinate Lien, Series 2003, 5.000%, 7/01/28 - AMBAC
                       Insured
              600   Oro Valley Municipal Property Corporation, Arizona, Senior       7/13 at 100.00          AA-            610,212
                       Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                       MBIA Insured
            1,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien      7/14 at 100.00          AA+          1,028,460
                       Wastewater System Revenue Bonds, Series 2004, 5.000%,
                       7/01/24 - MBIA Insured
            1,500   Phoenix Civic Improvement Corporation, Arizona, Junior Lien      7/12 at 100.00          AAA          1,506,390
                       Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26
                       - FGIC Insured
            1,250   Phoenix Civic Improvement Corporation, Arizona, Junior Lien        No Opt. Call          AAA          1,452,750
                       Water System Revenue Refunding Bonds, Series 2001,
                       5.500%, 7/01/21 - FGIC Insured
                    Surprise Municipal Property Corporation, Arizona,
                    Wastewater System Revenue Bonds, Series 2007:
              600      4.700%, 4/01/22                                               4/14 at 100.00          N/R            504,108
              695      4.900%, 4/01/32                                               4/17 at 100.00          N/R            528,978
------------------------------------------------------------------------------------------------------------------------------------
           10,150   Total Water and Sewer                                                                                10,050,794
------------------------------------------------------------------------------------------------------------------------------------
$          87,148   Total Investments (cost $84,429,473) - 146.9%                                                        84,856,846
=================-------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 1.4%                                                                    772,885
                    ----------------------------------------------------------------------------------------------------------------
                    Preferred Shares, at Liquidation Value - (48.3)% (6)                                                (27,875,000)
                    ----------------------------------------------------------------------------------------------------------------
                    Net Assets Applicable to Common Shares - 100%                                                  $     57,754,731
                    ================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Investment valued at fair value methods determined in good faith by, or at the discretion of, the Board of Directors. For SFAS No. 157 disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.8%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

26 Nuveen Investments

NFZ | Nuveen Arizona Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    EDUCATION AND CIVIC ORGANIZATIONS - 7.8% (5.3% OF TOTAL
                       INVESTMENTS)
$             280   Arizona Higher Education Loan Authority, Student Loan            9/09 at 100.00          AAA   $        221,570
                       Revenue Bonds, Series 2007B, Adjustable Rate, 0.735%,
                       11/01/41 (4)
            1,000   Puerto Rico Industrial, Tourist, Educational, Medical and        8/09 at 101.00         BBB-            792,260
                       Environmental Control Facilities Financing Authority,
                       Higher Education Revenue Bonds, Ana G. Mendez
                       University System, Series 1999, 5.375%, 2/01/29
              300   Puerto Rico Industrial, Tourist, Educational, Medical and        9/11 at 100.00          BBB            285,042
                       Environmental Control Facilities Financing Authority,
                       Higher Education Revenue Bonds, University of the
                       Sacred Heart, Series 2001, 5.250%, 9/01/21
              305   Tucson Industrial Development Authority, Arizona, Charter        9/14 at 100.00         BBB-            225,483
                       School Revenue Bonds, Arizona Agribusiness and Equine
                       Center Charter School, Series 2004A, 6.125%, 9/01/34
------------------------------------------------------------------------------------------------------------------------------------
            1,885   Total Education and Civic Organizations                                                               1,524,355
------------------------------------------------------------------------------------------------------------------------------------

                    HEALTH CARE - 18.6% (12.6% OF TOTAL INVESTMENTS)
              565   Arizona Health Facilities Authority, Hospital Revenue            1/17 at 100.00           A+            551,920
                       Bonds, Banner Health Systems, Series 2007A, 5.000%,
                       1/01/25
              325   Arizona Health Facilities Authority, Hospital Revenue            1/17 at 100.00           A+            180,538
                       Bonds, Banner Health Systems, Series 2007B, 1.210%,
                       1/02/37
              720   Arizona Health Facilities Authority, Hospital Revenue            1/18 at 100.00           A+            706,766
                       Bonds, Banner Health Systems, Series 2008D, 5.500%,
                       1/01/38
               10   California Health Facilities Financing Authority, Health         3/13 at 100.00            A              8,666
                       Facility Revenue Bonds, Adventist Health System/West,
                       Series 2003A, 5.000%, 3/01/28
              250   Glendale Industrial Development Authority, Arizona,             12/15 at 100.00          BBB            206,438
                       Revenue Bonds, John C. Lincoln Health Network, Series
                       2005B, 5.000%, 12/01/37
              415   Glendale Industrial Development Authority, Arizona,             12/17 at 100.00          BBB            332,913
                       Revenue Bonds, John C. Lincoln Health Network, Series
                       2007, 5.000%, 12/01/42
              750   Maricopa County Industrial Development Authority, Arizona,       7/14 at 100.00            A            738,780
                       Health Facility Revenue Bonds, Catholic Healthcare
                       West, Series 2004A, 5.375%, 7/01/23
            1,025   Maricopa County Industrial Development Authority, Arizona,       7/17 at 100.00            A            925,165
                       Health Facility Revenue Bonds, Catholic Healthcare
                       West, Series 2007A, 5.250%, 7/01/32
------------------------------------------------------------------------------------------------------------------------------------
            4,060   Total Health Care                                                                                     3,651,186
------------------------------------------------------------------------------------------------------------------------------------

                    HOUSING/MULTIFAMILY - 3.7% (2.5% OF TOTAL INVESTMENTS)
            1,000   Maricopa County Industrial Development Authority, Arizona,       8/09 at 102.00         Baa1            733,370
                       Multifamily Housing Revenue Bonds, Whispering Palms
                       Apartments, Series 1999A, 5.900%, 7/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------

                    HOUSING/SINGLE FAMILY - 3.9% (2.6% OF TOTAL INVESTMENTS)
              760   Tucson and Pima County Industrial Development Authority,         6/17 at 101.00          Aaa            764,514
                       Arizona, Joint Single Family Mortgage Revenue Bonds,
                       Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 27

    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL - 12.5% (8.5% OF TOTAL INVESTMENTS)
$           1,000   Maricopa County Unified School District 11, Peoria,              7/15 at 100.00          AA-   $      1,058,130
                       Arizona, General Obligation Bonds, Second Series 2005,
                       5.000%, 7/01/20 - FGIC Insured
            1,340   Yuma & La Paz Counties Community College District,               7/16 at 100.00           A1          1,393,520
                       Arizona, General Obligation Bonds, Series 2006, 5.000%,
                       7/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
            2,340   Total Tax Obligation/General                                                                          2,451,650
------------------------------------------------------------------------------------------------------------------------------------

                    TAX OBLIGATION/LIMITED - 42.1% (28.6% OF TOTAL INVESTMENTS)
            1,220   Arizona Tourism and Sports Authority, Tax Revenue Bonds,         7/13 at 100.00           A2          1,131,086
                       Multipurpose Stadium Facility Project, Series 2003A,
                       5.000%, 7/01/31 - MBIA Insured
               91   Centerra Community Facilities District, Goodyear, Arizona,       7/15 at 100.00          N/R             56,679
                       General Obligation Bonds, Series 2005, 5.500%, 7/15/29
              208   Estrella Mountain Ranch Community Facilities District,           1/17 at 100.00          N/R            133,426
                       Arizona, Special Assessment Bonds, Montecito Assessment
                       District, Series 2007, 5.700%, 7/01/27
              149   Estrella Mountain Ranch Community Facilities District,           7/10 at 102.00          N/R            134,227
                       Goodyear, Arizona, Special Assessment Lien Bonds,
                       Series 2001A, 7.875%, 7/01/25
            1,000   Greater Arizona Development Authority, Infrastructure            8/16 at 100.00           A+          1,006,510
                       Revenue Bonds, Series 2006-1, 5.000%, 8/01/22 - MBIA
                       Insured
              275   Greater Arizona Development Authority, Infrastructure            8/16 at 100.00          AA-            277,098
                       Revenue Bonds, Series 2006A, 5.000%, 8/01/23 - MBIA
                       Insured
            1,180   Marana Municipal Property Corporation, Arizona, Revenue          7/13 at 100.00           AA          1,202,196
                       Bonds, Series 2003, 5.000%, 7/01/23 - AMBAC Insured
              550   Marana, Arizona, Tangerine Farms Road Improvement District       7/16 at 100.00         Baa1            443,548
                       Revenue Bonds, Series 2006, 4.600%, 1/01/26
              150   Marley Park Community Facilities District, City of               7/17 at 100.00          N/R             97,767
                       Surprise, Arizona, Limited Tax General Obligation
                       Bonds, Series 2007, 6.100%, 7/15/32
              255   Merrill Ranch Community Facilities District 1, Florence,         7/18 at 100.00          N/R            194,511
                       Arizona, General Obligation Bonds, Series 2008A,
                       7.400%, 7/15/33
              330   Palm Valley Community Facility District 3, Goodyear,             7/16 at 100.00          N/R            190,139
                       Arizona, General Obligation Bonds, Series 2006, 5.300%,
                       7/15/31
              225   Palm Valley Community Facility District 3, Goodyear,             7/17 at 100.00          N/R            137,887
                       Arizona, Limited Tax General Obligation Bonds, Series
                       2007, 5.800%, 7/15/32
              100   Parkway Community Facilities District 1, Prescott Valley,        7/16 at 100.00          N/R             58,631
                       Arizona, General Obligation Bonds, Series 2006, 5.350%,
                       7/15/31
              900   Phoenix Industrial Development Authority, Arizona,               3/12 at 100.00           A1            943,587
                       Government Bonds, Capitol Mall LLC II, Series 2001,
                       5.250%, 9/15/16 - AMBAC Insured
              680   Pinal County Industrial Development Authority, Arizona,            No Opt. Call         BBB-            623,084
                       Correctional Facilities Contract Revenue Bonds,
                       Florence West Prison LLC, Series 2002A, 5.000%,
                       10/01/18 - ACA Insured
              600   San Luis Civic Improvement Corporation, Arizona, Municipal       7/15 at 100.00           A-            594,132
                       Facilities Excise Tax Revenue Bonds, Series 2005,
                       5.000%, 7/01/25 - SYNCORA GTY Insured
              350   Tartesso West Community Facility District, Buckeye,              7/17 at 100.00          N/R            217,571
                       Arizona, Limited Tax General Obligation Bonds, Series
                       2007, 5.900%, 7/15/32
              500   Vistancia Community Facilities District, Arizona,                7/15 at 100.00         Baa1            458,635
                       Restricted General Obligation Bonds, Series 2005,
                       5.750%, 7/15/24
              354   Watson Road Community Facilities District, Arizona,              7/16 at 100.00          N/R            224,153
                       Special Assessment Revenue Bonds, Series 2005, 6.000%,
                       7/01/30
              225   Westpark Community Facilities District, Buckeye, Arizona,        7/16 at 100.00          N/R            131,247
                       General Obligation Tax Increment Bonds Series 2006,
                       5.250%, 7/15/31
------------------------------------------------------------------------------------------------------------------------------------
            9,342   Total Tax Obligation/Limited                                                                          8,256,114
------------------------------------------------------------------------------------------------------------------------------------

28 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED - 10.0% (6.7% OF TOTAL INVESTMENTS) (5)
$             365   Arizona Health Facilities Authority, Hospital Revenue            7/10 at 101.00      N/R (5)   $        385,597
                       Bonds, Catholic Healthcare West, Series 1999A, 6.625%,
                       7/01/20 (Pre-refunded 7/01/10)
              240   Maricopa County Union High School District 210 Phoenix,          7/16 at 100.00       AA (5)            283,315
                       Arizona, General Obligation Bonds, Series 2006C, 5.000%,
                       7/01/24 (Pre-refunded 7/01/16) - MBIA Insured
              140   Maricopa County, Arizona, Hospital Revenue Bonds, Sun            4/15 at 100.00      N/R (5)            161,378
                       Health Corporation, Series 2005, 5.000%, 4/01/16
                       (Pre-refunded 4/01/15)
            1,000   Scottsdale Industrial Development Authority, Arizona,           12/11 at 101.00      N/R (5)          1,120,380
                       Hospital Revenue Bonds, Scottsdale Healthcare, Series
                       2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)
------------------------------------------------------------------------------------------------------------------------------------
            1,745   Total U.S. Guaranteed                                                                                 1,950,670
------------------------------------------------------------------------------------------------------------------------------------

                    UTILITIES - 29.8% (20.2% OF TOTAL INVESTMENTS)
            1,500   Arizona Power Authority, Special Obligation Power Resource         No Opt. Call           AA          1,734,554
                       Revenue Refunding Crossover Bonds, Hoover Project,
                       Series 2001, 5.250%, 10/01/17
            1,000   Mesa, Arizona, Utility System Revenue Refunding Bonds,             No Opt. Call          AA-          1,104,060
                       Series 2002, 5.250%, 7/01/17 - FGIC Insured
            1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,       7/15 at 100.00           A3            940,110
                       Series 2005RR, 5.000%, 7/01/26 - SYNCORA GTY Insured
              200   Salt River Project Agricultural Improvement and Power            1/13 at 100.00          Aa1            209,576
                       District, Arizona, Electric System Revenue Bonds, Series
                       2002B, 5.000%, 1/01/22
              560   Salt River Project Agricultural Improvement and Power            1/18 at 100.00          Aa1            559,586
                       District, Arizona, Electric System Revenue Bonds, Tender
                       Option Bond Trust 09-9W, 16.926%, 1/01/38 (IF)
              235   Salt River Project Agricultural Improvement and Power            1/10 at 100.00          Aa1            236,772
                       District, Arizona, Electric System Revenue Refunding
                       Bonds, Series 1997A, 5.000%, 1/01/20
            1,000   Salt River Project Agricultural Improvement and Power            1/12 at 101.00          Aa1          1,065,220
                       District, Arizona, Electric System Revenue Refunding
                       Bonds, Series 2002A, 5.250%, 1/01/18
------------------------------------------------------------------------------------------------------------------------------------
            5,495   Total Utilities                                                                                       5,849,878
------------------------------------------------------------------------------------------------------------------------------------

                    WATER AND SEWER - 11.5% (7.8% OF TOTAL INVESTMENTS)
              225   Oro Valley Municipal Property Corporation, Arizona, Senior       7/13 at 100.00          AA-            228,830
                       Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                       MBIA Insured
            1,500   Phoenix Civic Improvement Corporation, Arizona, Junior Lien      7/12 at 100.00          AAA          1,506,390
                       Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26
                       - FGIC Insured
                    Surprise Municipal Property Corporation, Arizona,
                    Wastewater System Revenue Bonds, Series 2007:
              225      4.700%, 4/01/22                                               4/14 at 100.00          N/R            189,041
              260      4.900%, 4/01/32                                               4/17 at 100.00          N/R            197,891
              175   Yuma County Industrial Development Authority, Arizona,          12/17 at 100.00          N/R            128,352
                       Exempt Revenue Bonds, Far West Water & Sewer Inc.
                       Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative
                       Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            2,385   Total Water and Sewer                                                                                 2,250,504
------------------------------------------------------------------------------------------------------------------------------------
$          29,012   Total Long-Term Investments (cost $29,050,291) - 139.9%                                              27,432,241
=================-------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 29

    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    SHORT-TERM INVESTMENTS - 7.7% ( 5.2% OF TOTAL INVESTMENTS)
                    CONSUMER DISCRETION - 5.1% (3.5% OF TOTAL INVESTMENTS)
$           1,000   Ak-Chin Indian Community, Arizona, Revenue Bonds, Variable      10/09 at 100.00          A-1   $      1,000,000
                       Rate Demand Obligations, 0.400%, 4/01/23 (6)
------------------------------------------------------------------------------------------------------------------------------------

                    UTILITIES - 2.6% (1.7% OF TOTAL INVESTMENTS)
              500   The Industrial Development Authority of the County of           10/09 at 100.00       VMIG-1            500,000
                       Apache, Arizona, Industrial Development Revenue Bonds,
                       1985 Series A, Tucson Electric Power Company Springville
                       Project, Variable Rate Demand Obligations, 0.420%,
                       12/01/20 (6)
------------------------------------------------------------------------------------------------------------------------------------
$           1,500   Total Short-Term Investments (cost $1,500,000)                                                        1,500,000
=================-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $30,550,291) - 147.6%                                                        28,932,241
                    ----------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 6.5%                                                                  1,272,549
                    ----------------------------------------------------------------------------------------------------------------
                    Preferred Shares, at Liquidation Value - (54.1)% (7)                                                (10,600,000)
                    ----------------------------------------------------------------------------------------------------------------
                    Net Assets Applicable to Common Shares - 100%                                                  $     19,604,790
                    ================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For SFAS No. 157 disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.6%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

30 Nuveen Investments

NKR | Nuveen Arizona Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    EDUCATION AND CIVIC ORGANIZATIONS - 6.1% (4.3% OF TOTAL
                       INVESTMENTS)
$           1,130   Arizona Higher Education Loan Authority, Student Loan            9/09 at 100.00          AAA   $        894,192
                       Revenue Bonds, Series 2007B, Adjustable Rate, 0.735%,
                       11/01/41 (4)
              460   Pima County Industrial Development Authority, Arizona,          12/14 at 100.00         BBB-            368,823
                       Charter School Revenue Bonds, Noah Webster Basic Schools
                       Inc., Series 2004, 6.000%, 12/15/24
              320   Puerto Rico Industrial, Tourist, Educational, Medical and        8/09 at 101.00         BBB-            287,952
                       Environmental Control Facilities Financing Authority,
                       Higher Education Revenue Bonds, Ana G. Mendez University
                       System, Series 1999, 5.375%, 2/01/19
              480   Tucson Industrial Development Authority, Arizona, Charter        9/14 at 100.00         BBB-            354,859
                       School Revenue Bonds, Arizona Agribusiness and Equine
                       Center Charter School, Series 2004A, 6.125%, 9/01/34
                    University of Arizona, Certificates of Participation,
                    Series 2002A:
               65      5.500%, 6/01/18 - AMBAC Insured                               6/12 at 100.00          AA-             69,132
               40      5.125%, 6/01/22 - AMBAC Insured                               6/12 at 100.00          AAA             40,170
------------------------------------------------------------------------------------------------------------------------------------
            2,495   Total Education and Civic Organizations                                                               2,015,128
------------------------------------------------------------------------------------------------------------------------------------

                    HEALTH CARE - 24.3% (16.9% OF TOTAL INVESTMENTS)
              845   Arizona Health Facilities Authority, Hospital Revenue            1/17 at 100.00           A+            825,438
                       Bonds, Banner Health Systems, Series 2007A, 5.000%,
                       1/01/25
              520   Arizona Health Facilities Authority, Hospital Revenue            1/17 at 100.00           A+            288,860
                       Bonds, Banner Health Systems, Series 2007B, 1.210%,
                       1/02/37
            1,150   Arizona Health Facilities Authority, Hospital Revenue            1/18 at 100.00           A+          1,128,863
                       Bonds, Banner Health Systems, Series 2008D, 5.500%,
                       1/01/38
              600   Arizona Health Facilities Authority, Revenue Bonds, Blood        4/14 at 100.00            A            602,934
                       Systems Inc., Series 2004, 5.000%, 4/01/20
              400   Glendale Industrial Development Authority, Arizona, Revenue     12/15 at 100.00          BBB            330,300
                       Bonds, John C. Lincoln Health Network, Series 2005B,
                       5.000%, 12/01/37
              655   Glendale Industrial Development Authority, Arizona, Revenue     12/17 at 100.00          BBB            525,441
                       Bonds, John C. Lincoln Health Network, Series 2007,
                       5.000%, 12/01/42
            1,375   Maricopa County Industrial Development Authority, Arizona,       7/14 at 100.00            A          1,354,430
                       Health Facility Revenue Bonds, Catholic Healthcare West,
                       Series 2004A, 5.375%, 7/01/23
            1,650   Maricopa County Industrial Development Authority, Arizona,       7/17 at 100.00            A          1,489,290
                       Health Facility Revenue Bonds, Catholic Healthcare West,
                       Series 2007A, 5.250%, 7/01/32
              500   Maricopa County Industrial Development Authority, Arizona,      11/09 at 100.50          Aa2            500,225
                       Hospital Revenue Bonds, Mayo Clinic Hospital, Series
                       1998, 5.250%, 11/15/37
            1,000   Yavapai County Industrial Development Authority, Arizona,        8/13 at 100.00         Baa2            936,200
                       Hospital Revenue Bonds, Yavapai Regional Medical Center,
                       Series 2003A, 6.000%, 8/01/33
------------------------------------------------------------------------------------------------------------------------------------
            8,695   Total Health Care                                                                                     7,981,981
------------------------------------------------------------------------------------------------------------------------------------

                    HOUSING/MULTIFAMILY - 3.2% (2.2% OF TOTAL INVESTMENTS)
            1,000   Maricopa County Industrial Development Authority, Arizona,      10/11 at 105.00          AAA          1,033,570
                       GNMA Collateralized Multifamily Housing Revenue
                       Refunding Bonds, Pine Ridge, Cambridge Court, Cove on
                       44th and Fountain Place Apartments, Series 2001A-1,
                       6.000%, 10/20/31
------------------------------------------------------------------------------------------------------------------------------------

                    HOUSING/SINGLE FAMILY - 3.8% (2.7% OF TOTAL INVESTMENTS)
            1,245   Tucson and Pima County Industrial Development Authority,         6/17 at 101.00          Aaa          1,252,395
                       Arizona, Joint Single Family Mortgage Revenue Bonds,
                       Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)

                                                           Nuveen Investments 31

    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL - 21.1% (14.6% OF TOTAL INVESTMENTS)
$           1,000   Maricopa County School District 6, Arizona, General                No Opt. Call          AAA   $      1,158,830
                       Obligation Refunding Bonds, Washington Elementary
                       School, Series 2002A, 5.375%, 7/01/16 - FSA Insured
            1,165   Maricopa County Unified School District 69, Paradise               No Opt. Call          Aa3          1,327,378
                       Valley, Arizona, General Obligation Refunding Bonds,
                       Series 2002A, 5.250%, 7/01/14 - FGIC Insured
            1,405   Mesa, Arizona, General Obligation Bonds, Series 2002,              No Opt. Call           AA          1,603,850
                       5.375%, 7/01/15 - FGIC Insured
                    Phoenix, Arizona, Various Purpose General Obligation Bonds,
                    Series 2002B:
            1,700      5.000%, 7/01/22                                               7/12 at 100.00          AAA          1,798,141
              500      5.000%, 7/01/27                                               7/12 at 100.00          AAA            512,375
              510   Scottsdale, Arizona, General Obligation Bonds, Series 2002,      7/11 at 100.00          AAA            522,903
                       5.000%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
            6,280   Total Tax Obligation/General                                                                          6,923,477
------------------------------------------------------------------------------------------------------------------------------------

                    TAX OBLIGATION/LIMITED - 43.5% (30.2% OF TOTAL INVESTMENTS)
                    Arizona State, Certificates of Participation, Series 2002A:
              750      5.000%, 11/01/17 - MBIA Insured                               5/12 at 100.00          AA-            774,240
            1,000      5.000%, 11/01/18 - MBIA Insured                               5/12 at 100.00          AA-          1,025,420
              500      5.000%, 11/01/20 - MBIA Insured                               5/12 at 100.00          AA-            508,215
              128   Centerra Community Facilities District, Goodyear, Arizona,       7/15 at 100.00          N/R             79,725
                       General Obligation Bonds, Series 2005, 5.500%, 7/15/29
              340   Estrella Mountain Ranch Community Facilities District,           1/17 at 100.00          N/R            204,408
                       Arizona, Special Assessment Bonds, Montecito Assessment
                       District, Series 2007, 5.800%, 7/01/32
              236   Estrella Mountain Ranch Community Facilities District,           7/10 at 102.00          N/R            212,601
                       Goodyear, Arizona, Special Assessment Lien Bonds, Series
                       2001A, 7.875%, 7/01/25
              921   Marana, Arizona, Tangerine Farms Road Improvement District       7/16 at 100.00         Baa1            742,740
                       Revenue Bonds, Series 2006, 4.600%, 1/01/26
                    Maricopa County Stadium District, Arizona, Revenue
                    Refunding Bonds, Series 2002:
              840      5.375%, 6/01/18 - AMBAC Insured                               6/12 at 100.00          N/R            884,738
            2,645      5.375%, 6/01/19 - AMBAC Insured                               6/12 at 100.00          N/R          2,785,872
              240   Marley Park Community Facilities District, City of               7/17 at 100.00          N/R            156,427
                       Surprise, Arizona, Limited Tax General Obligation Bonds,
                       Series 2007, 6.100%, 7/15/32
              415   Merrill Ranch Community Facilities District 1, Florence,         7/18 at 100.00          N/R            316,558
                       Arizona, General Obligation Bonds, Series 2008A, 7.400%,
                       7/15/33
              530   Palm Valley Community Facility District 3, Goodyear,             7/16 at 100.00          N/R            305,375
                       Arizona, General Obligation Bonds, Series 2006, 5.300%,
                       7/15/31
              350   Palm Valley Community Facility District 3, Goodyear,             7/17 at 100.00          N/R            214,491
                       Arizona, Limited Tax General Obligation Bonds, Series
                       2007, 5.800%, 7/15/32
              140   Parkway Community Facilities District 1, Prescott Valley,        7/16 at 100.00          N/R             82,083
                       Arizona, General Obligation Bonds, Series 2006, 5.350%,
                       7/15/31
            1,500   Phoenix Industrial Development Authority, Arizona,               3/12 at 100.00           A1          1,572,645
                       Government Bonds, Capitol Mall LLC II, Series 2001,
                       5.250%, 9/15/16 - AMBAC Insured
            1,070   Pinal County Industrial Development Authority, Arizona,            No Opt. Call         BBB-            980,441
                       Correctional Facilities Contract Revenue Bonds, Florence
                       West Prison LLC, Series 2002A, 5.000%, 10/01/18 - ACA
                       Insured
              270   Puerto Rico Public Buildings Authority, Guaranteed               7/12 at 100.00         BBB-            241,758
                       Government Facilities Revenue Refunding Bonds, Series
                       2002D, 5.125%, 7/01/24
              960   San Luis Civic Improvement Corporation, Arizona, Municipal       7/15 at 100.00           A-            950,611
                       Facilities Excise Tax Revenue Bonds, Series 2005,
                       5.000%, 7/01/25 - SYNCORA GTY Insured
              555   Tartesso West Community Facility District, Buckeye,              7/17 at 100.00          N/R            345,005
                       Arizona, Limited Tax General Obligation Bonds, Series
                       2007, 5.900%, 7/15/32
              750   Vistancia Community Facilities District, Arizona,                7/15 at 100.00         Baa1            687,953
                       Restricted General Obligation Bonds, Series 2005,
                       5.750%, 7/15/24

32 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED (continued)
$             559   Watson Road Community Facilities District, Arizona, Special      7/16 at 100.00          N/R   $        353,959
                       Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30
              350   Westpark Community Facilities District, Buckeye, Arizona,        7/16 at 100.00          N/R            204,162
                       General Obligation Tax Increment Bonds Series 2006,
                       5.250%, 7/15/31
              640   Yuma Municipal Property Corporation, Arizona, Municipal          7/10 at 100.00          AA-            653,344
                       Facilities Tax Revenue Bonds, Series 2001, 5.000%,
                       7/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
           15,689   Total Tax Obligation/Limited                                                                         14,282,771
------------------------------------------------------------------------------------------------------------------------------------

                    TRANSPORTATION - 4.3% (3.0% OF TOTAL INVESTMENTS)
              470   Phoenix Civic Improvement Corporation, Arizona, Senior Lien      1/10 at 100.50          AAA            471,401
                       Airport Revenue Bonds, Series 1998A, 5.000%, 7/01/25 -
                       FSA Insured
            1,000   Phoenix, Arizona, Civic Improvement Corporation, Senior          7/12 at 100.00          AA-            948,770
                       Lien Airport Revenue Bonds, Series 2002B, 5.250%,
                       7/01/27 - FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            1,470   Total Transportation                                                                                  1,420,171
------------------------------------------------------------------------------------------------------------------------------------

                    U.S. GUARANTEED - 21.8% (15.2% OF TOTAL INVESTMENTS) (5)
              400   Arizona Health Facilities Authority, Hospital Revenue            7/10 at 101.00      N/R (5)            422,572
                       Bonds, Catholic Healthcare West, Series 1999A, 6.625%,
                       7/01/20 (Pre-refunded 7/01/10)
              735   Arizona Health Facilities Authority, Hospital System             2/12 at 101.00      N/R (5)            830,006
                       Revenue Bonds, Phoenix Children's Hospital, Series
                       2002A, 6.250%, 2/15/21 (Pre-refunded 2/15/12)
              715   Arizona State University, System Revenue Bonds, Series           7/12 at 100.00          AAA            811,825
                       2002, 5.750%, 7/01/27 (Pre-refunded 7/01/12) - FGIC
                       Insured
              100   Maricopa County Unified School District 89, Dysart,              7/14 at 100.00          AAA            116,752
                       Arizona, General Obligation Bonds, Series 2004B, 5.250%,
                       7/01/20 (Pre-refunded 7/01/14) - FSA Insured
              375   Maricopa County Union High School District 210 Phoenix,          7/16 at 100.00       AA (5)            442,680
                       Arizona, General Obligation Bonds, Series 2006C, 5.000%,
                       7/01/24 (Pre-refunded 7/01/16) - MBIA Insured
              225   Maricopa County, Arizona, Hospital Revenue Bonds, Sun            4/15 at 100.00      N/R (5)            259,358
                       Health Corporation, Series 2005, 5.000%, 4/01/16
                       (Pre-refunded 4/01/15)
              730   Puerto Rico Public Buildings Authority, Guaranteed               7/12 at 100.00     Baa3 (5)            806,446
                       Government Facilities Revenue Refunding Bonds, Series
                       2002D, 5.125%, 7/01/24 (Pre-refunded 7/01/12)
            1,000   Scottsdale Industrial Development Authority, Arizona,           12/11 at 101.00      N/R (5)          1,120,380
                       Hospital Revenue Bonds, Scottsdale Healthcare, Series
                       2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)
              990   Scottsdale, Arizona, General Obligation Bonds, Series 2002,      7/11 at 100.00          AAA          1,072,586
                       5.000%, 7/01/24 (Pre-refunded 7/01/11)
                    University of Arizona, Certificates of Participation,
                    Series 2002A:
              685      5.500%, 6/01/18 (Pre-refunded 6/01/12) - AMBAC Insured        6/12 at 100.00      AA- (5)            769,618
              460      5.125%, 6/01/22 (Pre-refunded 6/01/12) - AMBAC Insured        6/12 at 100.00       A1 (5)            512,021
------------------------------------------------------------------------------------------------------------------------------------
            6,415   Total U.S. Guaranteed                                                                                 7,164,244
------------------------------------------------------------------------------------------------------------------------------------

                    UTILITIES - 3.7% (2.6% OF TOTAL INVESTMENTS)
              450   Salt River Project Agricultural Improvement and Power            1/18 at 100.00          Aa1            449,667
                       District, Arizona, Electric System Revenue Bonds, Tender
                       Option Bond Trust 09-9W, 16.926%, 1/01/38 (IF)
            1,000   Salt Verde Financial Corporation, Arizona, Senior Gas              No Opt. Call            A            764,830
                       Revenue Bonds, Series 2007, 5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
            1,450   Total Utilities                                                                                       1,214,497
------------------------------------------------------------------------------------------------------------------------------------

                    WATER AND SEWER - 12.0% (8.3% OF TOTAL INVESTMENTS)
              500   Maricopa County Industrial Development Authority, Arizona,      12/09 at 100.00          N/R            486,625
                       Water System Improvement Revenue Bonds, Chaparral City
                       Water Company, Series 1997A, 5.400%, 12/01/22 - AMBAC
                       Insured (Alternative Minimum Tax)
              360   Oro Valley Municipal Property Corporation, Arizona, Senior       7/13 at 100.00          AA-            366,127
                       Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                       MBIA Insured

                                                           Nuveen Investments 33

    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    WATER AND SEWER (continued)
$           1,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien        No Opt. Call          AAA   $      1,149,040
                       Water System Revenue Refunding Bonds, Series 2001,
                       5.500%, 7/01/22 - FGIC Insured
                    Surprise Municipal Property Corporation, Arizona,
                    Wastewater System Revenue Bonds, Series 2007:
              350      4.700%, 4/01/22                                               4/14 at 100.00          N/R            294,063
              410      4.900%, 4/01/32                                               4/17 at 100.00          N/R            312,059
            1,000   Tucson, Arizona, Water System Revenue Refunding Bonds,           7/12 at 102.00          AA-          1,114,650
                       Series 2002, 5.500%, 7/01/18 - FGIC Insured
              275   Yuma County Industrial Development Authority, Arizona,          12/17 at 100.00          N/R            201,696
                       Exempt Revenue Bonds, Far West Water & Sewer Inc.
                       Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative
                       Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            3,895   Total Water and Sewer                                                                                 3,924,260
------------------------------------------------------------------------------------------------------------------------------------
$          48,634   Total Investments (cost $48,467,496) - 143.8%                                                        47,212,494
=================-------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 6.8%                                                                  2,241,860
                    ----------------------------------------------------------------------------------------------------------------
                    Preferred Shares, at Liquidation Value - (50.6)% (6)                                                (16,625,000)
                    ----------------------------------------------------------------------------------------------------------------
                    Net Assets Applicable to Common Shares - 100%                                                  $     32,829,354
                    ================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For SFAS No. 157 disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.2%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

34 Nuveen Investments

NXE | Nuveen Arizona Dividend Advantage Municipal Fund 3
    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    CONSUMER STAPLES - 1.1% (0.8% OF TOTAL INVESTMENTS)
$             500   Puerto Rico, The Children's Trust Fund, Tobacco Settlement       5/12 at 100.00          BBB   $        440,305
                       Asset-Backed Refunding Bonds, Series 2002, 5.375%,
                       5/15/33
------------------------------------------------------------------------------------------------------------------------------------

                    EDUCATION AND CIVIC ORGANIZATIONS - 15.3% (10.6% OF TOTAL
                       INVESTMENTS)
              690   Arizona Higher Education Loan Authority, Student Loan            9/09 at 100.00          AAA            546,011
                       Revenue Bonds, Series 2007B, Adjustable Rate, 0.735%,
                       11/01/41 (4)
            1,250   Arizona State University, System Revenue Bonds, Series           7/15 at 100.00          N/R          1,299,213
                       2005, 5.000%, 7/01/20 - AMBAC Insured
            1,130   Energy Management Services LLC, Arizona State University,        7/12 at 100.00           AA          1,195,766
                       Energy Conservation Revenue Bonds, Main Campus Project,
                       Series 2002, 5.250%, 7/01/18 - MBIA Insured
              540   Pima County Industrial Development Authority, Arizona,          12/14 at 100.00         BBB-            432,967
                       Charter School Revenue Bonds, Noah Webster Basic Schools
                       Inc., Series 2004, 6.000%, 12/15/24
              565   Tucson Industrial Development Authority, Arizona, Charter        9/14 at 100.00         BBB-            417,699
                       School Revenue Bonds, Arizona Agribusiness and Equine
                       Center Charter School, Series 2004A, 6.125%, 9/01/34
            2,000   University of Arizona, Certificates of Participation,            6/12 at 100.00          AA-          2,095,540
                       Series 2002B, 5.125%, 6/01/20 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
            6,175   Total Education and Civic Organizations                                                               5,987,196
------------------------------------------------------------------------------------------------------------------------------------

                    HEALTH CARE - 30.3% (21.0% OF TOTAL INVESTMENTS)
            1,015   Arizona Health Facilities Authority, Hospital Revenue            1/17 at 100.00           A+            991,503
                       Bonds, Banner Health Systems, Series 2007A, 5.000%,
                       1/01/25
              620   Arizona Health Facilities Authority, Hospital Revenue            1/17 at 100.00           A+            344,410
                       Bonds, Banner Health Systems, Series 2007B, 1.210%,
                       1/02/37
            2,390   Arizona Health Facilities Authority, Hospital Revenue            1/18 at 100.00           A+          2,346,071
                       Bonds, Banner Health Systems, Series 2008D, 5.500%,
                       1/01/38
              625   Arizona Health Facilities Authority, Revenue Bonds, Blood        4/14 at 100.00            A            628,056
                       Systems Inc., Series 2004, 5.000%, 4/01/20
              475   Glendale Industrial Development Authority, Arizona, Revenue     12/15 at 100.00          BBB            392,231
                       Bonds, John C. Lincoln Health Network, Series 2005B,
                       5.000%, 12/01/37
              785   Glendale Industrial Development Authority, Arizona, Revenue     12/17 at 100.00          BBB            629,727
                       Bonds, John C. Lincoln Health Network, Series 2007,
                       5.000%, 12/01/42
            1,825   Maricopa County Industrial Development Authority, Arizona,       7/14 at 100.00            A          1,797,698
                       Health Facility Revenue Bonds, Catholic Healthcare West,
                       Series 2004A, 5.375%, 7/01/23
            1,985   Maricopa County Industrial Development Authority, Arizona,       7/17 at 100.00            A          1,791,661
                       Health Facility Revenue Bonds, Catholic Healthcare West,
                       Series 2007A, 5.250%, 7/01/32
            2,000   Maricopa County Industrial Development Authority, Arizona,      11/09 at 100.50          Aa2          2,000,900
                       Hospital Revenue Bonds, Mayo Clinic Hospital, Series
                       1998, 5.250%, 11/15/37
            1,000   Yavapai County Industrial Development Authority, Arizona,        8/13 at 100.00         Baa2            936,200
                       Hospital Revenue Bonds, Yavapai Regional Medical Center,
                       Series 2003A, 6.000%, 8/01/33
------------------------------------------------------------------------------------------------------------------------------------
           12,720   Total Health Care                                                                                    11,858,457
------------------------------------------------------------------------------------------------------------------------------------

                    HOUSING/SINGLE FAMILY - 3.8% (2.6% OF TOTAL INVESTMENTS)
            1,495   Tucson and Pima County Industrial Development Authority,         6/17 at 101.00          Aaa          1,503,880
                       Arizona, Joint Single Family Mortgage Revenue Bonds,
                       Series 2007B, 5.350%, 6/01/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 35

    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL - 2.6% (1.8% OF TOTAL INVESTMENTS)
$           1,000   Pinal County Unified School District 1, Florence, Arizona,       7/18 at 100.00            A   $      1,021,370
                       General Obligation Bonds, Series 2008C, 5.250%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------

                    TAX OBLIGATION/LIMITED - 30.3% (21.0% OF TOTAL INVESTMENTS)
              146   Centerra Community Facilities District, Goodyear, Arizona,       7/15 at 100.00          N/R             90,936
                       General Obligation Bonds, Series 2005, 5.500%, 7/15/29
            2,250   DC Ranch Community Facilities District, Scottsdale,              7/13 at 100.00         Baa1          2,006,933
                       Arizona, General Obligation Bonds, Series 2002, 5.000%,
                       7/15/27 - AMBAC Insured
                    Estrella Mountain Ranch Community Facilities District,
                    Arizona, Special Assessment Bonds, Montecito Assessment
                    District, Series 2007:
              252      5.700%, 7/01/27                                               1/17 at 100.00          N/R            161,650
              155      5.800%, 7/01/32                                               1/17 at 100.00          N/R             93,186
              277   Estrella Mountain Ranch Community Facilities District,           7/10 at 102.00          N/R            249,535
                       Goodyear, Arizona, Special Assessment Lien Bonds, Series
                       2001A, 7.875%, 7/01/25
              525   Greater Arizona Development Authority, Infrastructure            8/16 at 100.00          AA-            529,006
                       Revenue Bonds, Series 2006A, 5.000%, 8/01/23 - MBIA
                       Insured
            1,076   Marana, Arizona, Tangerine Farms Road Improvement District       7/16 at 100.00         Baa1            867,740
                       Revenue Bonds, Series 2006, 4.600%, 1/01/26
              290   Marley Park Community Facilities District, City of               7/17 at 100.00          N/R            189,016
                       Surprise, Arizona, Limited Tax General Obligation Bonds,
                       Series 2007, 6.100%, 7/15/32
              490   Merrill Ranch Community Facilities District 1, Florence,         7/18 at 100.00          N/R            373,767
                       Arizona, General Obligation Bonds, Series 2008A, 7.400%,
                       7/15/33
            2,000   Mohave County, Arizona, Certificates of Participation,           7/14 at 100.00          N/R          2,095,960
                       Series 2004, 5.250%, 7/01/19 - AMBAC Insured
              640   Palm Valley Community Facility District 3, Goodyear,             7/16 at 100.00          N/R            368,755
                       Arizona, General Obligation Bonds, Series 2006, 5.300%,
                       7/15/31
              425   Palm Valley Community Facility District 3, Goodyear,             7/17 at 100.00          N/R            260,453
                       Arizona, Limited Tax General Obligation Bonds, Series
                       2007, 5.800%, 7/15/32
              160   Parkway Community Facilities District 1, Prescott Valley,        7/16 at 100.00          N/R             93,810
                       Arizona, General Obligation Bonds, Series 2006, 5.350%,
                       7/15/31
            1,250   Pinal County Industrial Development Authority, Arizona,            No Opt. Call         BBB-          1,145,375
                       Correctional Facilities Contract Revenue Bonds, Florence
                       West Prison LLC, Series 2002A, 5.000%, 10/01/18 - ACA
                       Insured
            1,130   San Luis Civic Improvement Corporation, Arizona, Municipal       7/15 at 100.00           A-          1,118,949
                       Facilities Excise Tax Revenue Bonds, Series 2005,
                       5.000%, 7/01/25 - SYNCORA GTY Insured
              665   Tartesso West Community Facility District, Buckeye,              7/17 at 100.00          N/R            413,384
                       Arizona, Limited Tax General Obligation Bonds, Series
                       2007, 5.900%, 7/15/32
            1,250   Vistancia Community Facilities District, Arizona,                7/15 at 100.00         Baa1          1,146,588
                       Restricted General Obligation Bonds, Series 2005,
                       5.750%, 7/15/24
              663   Watson Road Community Facilities District, Arizona, Special      7/16 at 100.00          N/R            419,812
                       Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30
              425   Westpark Community Facilities District, Buckeye, Arizona,        7/16 at 100.00          N/R            247,911
                       General Obligation Tax Increment Bonds Series 2006,
                       5.250%, 7/15/31
------------------------------------------------------------------------------------------------------------------------------------
           14,069   Total Tax Obligation/Limited                                                                         11,872,766
------------------------------------------------------------------------------------------------------------------------------------

36 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    TRANSPORTATION - 14.6% (10.1% OF TOTAL INVESTMENTS)
                    Phoenix, Arizona, Civic Improvement Corporation, Senior
                    Lien Airport Revenue Bonds, Series 2002B:
$           1,000      5.750%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)      7/12 at 100.00          AA-   $      1,033,630
            2,300      5.250%, 7/01/21 - FGIC Insured (Alternative Minimum Tax)      7/12 at 100.00          AA-          2,297,883
            2,450   Tucson Airport Authority Inc., Arizona, Revenue Refunding        6/11 at 100.00           A1          2,367,900
                       Bonds, Series 2001B, 5.000%, 6/01/20 - AMBAC Insured
                       (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            5,750   Total Transportation                                                                                  5,699,413
------------------------------------------------------------------------------------------------------------------------------------

                    U.S. GUARANTEED - 23.0% (15.9% OF TOTAL INVESTMENTS) (5)
              300   Arizona Health Facilities Authority, Hospital Revenue            7/10 at 101.00      N/R (5)            316,929
                       Bonds, Catholic Healthcare West, Series 1999A, 6.625%,
                       7/01/20 (Pre-refunded 7/01/10)
            1,000   Arizona Health Facilities Authority, Hospital System            12/10 at 102.00      BBB (5)          1,095,070
                       Revenue Bonds, John C. Lincoln Health Network, Series
                       2000, 6.875%, 12/01/20 (Pre-refunded 12/01/10)
                    Arizona Health Facilities Authority, Hospital System
                    Revenue Bonds, Phoenix Children's Hospital, Series 1999A:
              350      6.125%, 11/15/22 (Pre-refunded 11/15/09)                     11/09 at 100.00     Baa3 (5)            355,264
              520      6.250%, 11/15/29 (Pre-refunded 11/15/09)                     11/09 at 100.00     Baa3 (5)            528,008
            1,575   Maricopa County Union High School District 210, Phoenix,         7/14 at 100.00          AAA          1,820,354
                       Arizona, General Obligation Bonds, Series 2004A, 5.000%,
                       7/01/20 (Pre-refunded 7/01/14) - FSA Insured
              270   Maricopa County, Arizona, Hospital Revenue Bonds, Sun            4/15 at 100.00      N/R (5)            311,229
                       Health Corporation, Series 2005, 5.000%, 4/01/16
                       (Pre-refunded 4/01/15)
            1,250   Scottsdale Industrial Development Authority, Arizona,           12/11 at 101.00      N/R (5)          1,400,475
                       Hospital Revenue Bonds, Scottsdale Healthcare, Series
                       2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)
            2,770   Tempe, Arizona, Excise Tax Revenue Refunding Bonds, Series       7/13 at 100.00          AAA          3,161,815
                       2003, 5.000%, 7/01/22 (Pre-refunded 7/01/13)
------------------------------------------------------------------------------------------------------------------------------------
            8,035   Total U.S. Guaranteed                                                                                 8,989,144
------------------------------------------------------------------------------------------------------------------------------------

                    UTILITIES - 11.7% (8.1% OF TOTAL INVESTMENTS)
            1,250   Maricopa County Pollution Control Corporation, Arizona,         11/12 at 100.00         Baa2          1,053,538
                       Revenue Bonds, Arizona Public Service Company - Palo
                       Verde Project, Series 2002A, 5.050%, 5/01/29 - AMBAC
                       Insured
            1,660   Puerto Rico Electric Power Authority, Power Revenue Bonds,       7/15 at 100.00           A3          1,560,583
                       Series 2005RR, 5.000%, 7/01/26 - SYNCORA GTY Insured
              270   Salt River Project Agricultural Improvement and Power            1/13 at 100.00          Aa1            282,928
                       District, Arizona, Electric System Revenue Bonds, Series
                       2002B, 5.000%, 1/01/22
              775   Salt River Project Agricultural Improvement and Power            1/18 at 100.00          Aa1            774,427
                       District, Arizona, Electric System Revenue Bonds, Tender
                       Option Bond Trust 09-9W, 16.926%, 1/01/38 (IF)
            1,165   Salt Verde Financial Corporation, Arizona, Senior Gas              No Opt. Call            A            891,027
                       Revenue Bonds, Series 2007,  5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
            5,120   Total Utilities                                                                                       4,562,503
------------------------------------------------------------------------------------------------------------------------------------

                    WATER AND SEWER - 11.7% (8.1% OF TOTAL INVESTMENTS)
              405   Oro Valley Municipal Property Corporation, Arizona, Senior       7/13 at 100.00          AA-            411,893
                       Lien Water Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                       MBIA Insured
            1,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien      7/11 at 100.00          AA+          1,036,200
                       Wastewater System Revenue Refunding Bonds, Series 2001,
                       5.125%, 7/01/21 - FGIC Insured

                                                           Nuveen Investments 37

    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    WATER AND SEWER (continued)
$           2,000   Phoenix Civic Improvement Corporation, Arizona, Junior Lien      7/12 at 100.00          AAA   $      2,140,059
                       Water System Revenue Bonds, Series 2002, 5.000%, 7/01/18
                       - FGIC Insured
                    Surprise Municipal Property Corporation, Arizona, Wastewater
                    System Revenue Bonds, Series 2007:
              425      4.700%, 4/01/22                                               4/14 at 100.00          N/R            357,077
              490      4.900%, 4/01/32                                               4/17 at 100.00          N/R            372,949
              330   Yuma County Industrial Development Authority, Arizona,          12/17 at 100.00          N/R            242,035
                       Exempt Revenue Bonds, Far West Water & Sewer Inc.
                       Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative
                       Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            4,650   Total Water and Sewer                                                                                 4,560,213
------------------------------------------------------------------------------------------------------------------------------------
$          59,514   Total Investments (cost $59,413,492) - 144.4%                                                        56,495,247
=================-------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 2.6%                                                                  1,033,573
                    ----------------------------------------------------------------------------------------------------------------
                    Preferred Shares, at Liquidation Value - (47.0)% (6)                                                (18,400,000)
                    ----------------------------------------------------------------------------------------------------------------
                    Net Assets Applicable to Common Shares - 100%                                                  $     39,128,820
                    ================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For SFAS No. 157 disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.6%.

N/R   Not rated.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

38 Nuveen Investments

NTX | Nuveen Texas Quality Income Municipal Fund
    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    CONSUMER STAPLES - 1.6% (1.1% OF TOTAL INVESTMENTS)
$           2,360   Puerto Rico, The Children's Trust Fund, Tobacco Settlement       5/12 at 100.00          BBB   $      2,078,240
                       Asset-Backed Refunding Bonds, Series 2002, 5.375%,
                       5/15/33
------------------------------------------------------------------------------------------------------------------------------------

                    EDUCATION AND CIVIC ORGANIZATIONS - 15.7% (10.6% OF TOTAL
                       INVESTMENTS)
            1,000   Central Texas Higher Education Authority Inc., Texas,            9/09 at 100.00           A2            950,615
                       Student Loan Revenue Bonds, Auction Rate Coupon, 0.858%,
                       12/01/37 - (Alternative Minimum Tax) (4)
                    Red River Education Finance Corporation, Texas, Revenue
                    Bonds, Hockaday School, Series 2005:
            1,170      5.000%, 5/15/27                                               5/15 at 100.00           AA          1,182,800
            1,230      5.000%, 5/15/28                                               5/15 at 100.00           AA          1,237,282
            1,290      5.000%, 5/15/29                                               5/15 at 100.00           AA          1,291,832
                    Texas Public Finance Authority, Revenue Bonds, Texas
                    Southern University Financing System, Series 2003:
            1,710      5.000%, 5/01/18 - FGIC Insured                                5/13 at 100.00          Ba3          1,551,312
            1,795      5.000%, 5/01/19 - FGIC Insured                                5/13 at 100.00          Ba3          1,606,202
            1,885      5.000%, 5/01/20 - FGIC Insured                                5/13 at 100.00          Ba3          1,664,512
            1,665   Texas State University System, Financing Revenue Bonds,          9/14 at 100.00          AAA          1,736,345
                       Series 2004, 5.000%, 3/15/24 - FSA Insured
            2,000   Texas State University System, Financing Revenue Refunding       3/12 at 100.00          AAA          2,072,120
                       Bonds, Series 2002, 5.000%, 3/15/20 - FSA Insured
            2,330   Universal City Education Facilities Corporation, Texas,          3/11 at 102.00           A-          2,333,728
                       Revenue Bonds, Wayland Baptist University Project,
                       Series 2001, 5.625%, 3/01/26
            5,000   University of North Texas, Financing System Revenue Bonds,       4/12 at 100.00          AAA          5,057,600
                       Series 2001, 5.000%, 4/15/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
           21,075   Total Education and Civic Organizations                                                              20,684,348
------------------------------------------------------------------------------------------------------------------------------------

                    ENERGY - 1.9% (1.3% OF TOTAL INVESTMENTS)
            3,000   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal      10/09 at 101.00          BBB          2,477,280
                       Revenue Bonds, Valero Energy Corporation Project, Series
                       1998, 5.600%, 4/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                    HEALTH CARE - 14.8% (10.0% OF TOTAL INVESTMENTS)
            3,270   Abilene Health Facilities Development Corporation, Texas,        9/09 at 100.00            A          3,171,508
                       Hospital Revenue Refunding and Improvement Bonds,
                       Hendrick Medical Center Project, Series 1995C, 6.150%,
                       9/01/25 - MBIA Insured
                    Brazoria County Health Facilities Development Corporation,
                    Texas, Revenue Bonds, Brazosport Memorial Hospital,
                    Series 2004:
            1,745      5.250%, 7/01/20 - RAAI Insured                                7/14 at 100.00         BBB-          1,535,757
            1,835      5.250%, 7/01/21 - RAAI Insured                                7/14 at 100.00         BBB-          1,593,624
            2,650   Midland County Hospital District, Texas, Hospital Revenue          No Opt. Call         BBB-          2,423,478
                       Bonds, Series 1992, 0.000%, 6/01/11
            2,000   North Central Texas Health Facilities Development                5/11 at 100.00          Aa2          1,969,300
                       Corporation, Hospital Revenue Bonds, Baylor Healthcare
                       System, Series 2001A, 5.125%, 5/15/29
                    Richardson Hospital Authority, Texas, Revenue Bonds,
                    Richardson Regional Medical Center, Series 2004:
            2,000      5.875%, 12/01/24                                             12/13 at 100.00         Baa2          1,692,860
            1,000      6.000%, 12/01/34                                             12/13 at 100.00         Baa2            778,370
            2,500   Tarrant County Cultural & Educational Facilities Financing      11/17 at 100.00          AA-          2,320,625
                       Corporation, Texas, Revenue Bonds, Tarrant County Health
                       Resources, Series 2007B, 5.000%, 11/15/42

                                                           Nuveen Investments 39

    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    HEALTH CARE (continued)
$           2,000   Tarrant County Cultural Education Facilities Finance             1/19 at 100.00          AAA   $      2,119,720
                       Corporation, Texas, Revenue Refunding Bonds, Christus
                       Health, Series 2008, 6.500%, 7/01/37
              700   Tyler Health Facilities Development Corporation, Texas,          7/17 at 100.00         Baa1            473,977
                       Hospital Revenue Bonds, Mother Frances Hospital Regional
                       Healthcare Center, Series 2007B, 5.000%, 7/01/37
            2,000   Tyler Health Facilities Development Corporation, Texas,          7/17 at 100.00         Baa1          1,399,560
                       Hospital Revenue Bonds, Mother Frances Hospital Regional
                       Healthcare Center, Series 2007, 5.000%, 7/01/33
------------------------------------------------------------------------------------------------------------------------------------
           21,700   Total Health Care                                                                                    19,478,779
------------------------------------------------------------------------------------------------------------------------------------

                    HOUSING/MULTIFAMILY - 1.3% (0.9% OF TOTAL INVESTMENTS)
                    Bexar County Housing Finance Corporation, Texas, Insured
                    Multifamily Housing Revenue Bonds, Waters at Northern
                    Hills Apartments Project, Series 2001A:
            2,000      6.000%, 8/01/31 - MBIA Insured                                8/11 at 102.00         Baa1          1,268,760
              750      6.050%, 8/01/36 - MBIA Insured                                8/11 at 102.00         Baa1            462,450
------------------------------------------------------------------------------------------------------------------------------------
            2,750   Total Housing/Multifamily                                                                             1,731,210
------------------------------------------------------------------------------------------------------------------------------------

                    HOUSING/SINGLE FAMILY - 3.5% (2.3% OF TOTAL INVESTMENTS)
            1,684   El Paso Housing Finance Corporation, Texas, GNMA                 4/11 at 106.75          AAA          1,756,432
                       Collateralized Single Family Mortgage Revenue Bonds,
                       Series 2001A-3, 6.180%, 4/01/33
               20   Galveston Property Finance Authority Inc., Texas, Single         9/09 at 100.00         Caa1             19,697
                       Family Mortgage Revenue Bonds, Series 1991A, 8.500%,
                       9/01/11
            2,780   Texas Department of Housing and Community Affairs, Single        3/12 at 100.00          AAA          2,772,522
                       Family Mortgage Bonds, Series 2002B, 5.550%, 9/01/33 -
                       MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            4,484   Total Housing/Single Family                                                                           4,548,651
------------------------------------------------------------------------------------------------------------------------------------

                    LONG TERM CARE - 0.9% (0.6% OF TOTAL INVESTMENTS)
                    Bexar County, Texas, Health Facilities Development
                    Corporation Revenue Bonds, Army Retirement Residence,
                    Series 2007:
            1,000      5.000%, 7/01/27                                               7/17 at 100.00          BBB            763,430
              600      5.000%, 7/01/37                                               7/17 at 100.00          BBB            408,762
------------------------------------------------------------------------------------------------------------------------------------
            1,600   Total Long Term Care                                                                                  1,172,192
------------------------------------------------------------------------------------------------------------------------------------

                    MATERIALS - 4.4% (3.0% OF TOTAL INVESTMENTS)
            3,000   Cass County Industrial Development Corporation, Texas,           3/10 at 101.00          BBB          2,804,400
                       Environmental Improvement Revenue Bonds, International
                       Paper Company, Series 2000A, 6.600%, 3/15/24
                       (Alternative Minimum Tax)
            3,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid       10/09 at 100.00            A          3,000,180
                       Waste Disposal Facility Bonds, E.I. DuPont de Nemours
                       and Company Project, Series 1996, 6.400%, 4/01/26
                       (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
            6,000   Total Materials                                                                                       5,804,580
------------------------------------------------------------------------------------------------------------------------------------

                    TAX OBLIGATION/GENERAL - 47.2% (31.8% OF TOTAL INVESTMENTS)
            1,260   Bexar County, Texas, Combined Tax and Revenue Certificates       6/14 at 100.00          AA+          1,353,580
                       of Obligation, Series 2004, 5.000%, 6/15/19
            2,000   Borger Independent School District, Hutchison County,            2/16 at 100.00          AAA          2,014,360
                       Texas, General Obligation Bonds, Series 2006, 5.000%,
                       2/15/36
            1,190   Canutillo Independent School District, El Paso County,           8/15 at 100.00          AAA          1,272,550
                       Texas, General Obligation Bonds, Series 2006A, 5.000%,
                       8/15/22
              325   Copperas Cove, Texas, Certificates of Obligation, Series         8/12 at 100.00           AA            331,523
                       2003, 5.000%, 8/15/23 - MBIA Insured
            2,305   Corpus Christi, Texas, Combination Tax and Municipal Hotel       9/12 at 100.00          AAA          2,452,428
                       Occupancy Tax Revenue Certificates of Obligation, Series
                       2002, 5.500%, 9/01/21 - FSA Insured
            2,595   Denton County, Texas, Permanent Improvement General              7/12 at 100.00          AAA          2,710,633
                       Obligation Bonds, Series 2005, 5.000%, 7/15/25
            1,750   El Paso County, Texas, Certificates of Obligation, Series          No Opt. Call          AAA          1,957,008
                       2001, 5.000%, 2/15/21 - FSA Insured

40 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL (continued)
                    Fort Bend County Municipal Utility District 25, Texas,
                    General Obligation Bonds, Series 2005:
$           1,330      5.000%, 10/01/26 - FGIC Insured                              10/12 at 100.00            A   $      1,338,419
            1,320      5.000%, 10/01/27 - FGIC Insured                              10/12 at 100.00            A          1,325,280
            3,615   Frisco, Texas, General Obligation Bonds, Series 2006,            2/16 at 100.00           AA          3,766,215
                       5.000%, 2/15/26 - FGIC Insured
            8,500   Grand Prairie Independent School District, Dallas County,         8/18 at 22.64          AA-          1,077,545
                       Texas, General Obligation Bonds, Capital Appreciation
                       Refunding Series 2009, 0.000%, 8/15/39
                    Houston Community College, Texas, Limited Tax General
                    Obligation Bonds, Series 2003:
            2,500      5.000%, 2/15/20 - AMBAC Insured                               2/13 at 100.00           AA          2,632,200
            2,235      5.000%, 2/15/21 - AMBAC Insured                               2/13 at 100.00           AA          2,332,848
            5,000   Houston, Texas, General Obligation Bonds, Series 2005E,          3/15 at 100.00           AA          5,244,000
                       5.000%, 3/01/23 - AMBAC Insured
              100   Judson Independent School District, Bexar County, Texas,         2/11 at 100.00          Aaa            103,979
                       General Obligation Refunding Bonds, Series 2002, 5.250%,
                       2/01/21
            4,900   Leander Independent School District, Williamson and Travis        8/14 at 17.78          AAA            639,254
                       Counties, Texas, General Obligation Bonds, Series 2006,
                       0.000%, 8/15/45
            5,220   Leander Independent School District, Williamson and Travis        8/09 at 46.74          AAA          2,442,647
                       Counties, Texas, Unlimited Tax School Building and
                       Refunding Bonds, Series 2000, 0.000%, 8/15/21
            1,000   Mansfield Independent School District, Tarrant County,           2/14 at 100.00          AAA          1,088,430
                       Texas, General Obligation Bonds, Series 2004, 5.000%,
                       2/15/20
            1,010   Mercedes Independent School District, Hidalgo County, Texas,     8/15 at 100.00          AAA          1,074,893
                       General Obligation Bonds, Series 2005, 5.000%, 8/15/23
            5,515   Midlothian Independent School District, Ellis County, Texas,     2/15 at 100.00          Aaa          5,565,297
                       General Obligation Bonds, Series 2005, 5.000%, 2/15/34
              925   Northside Independent School District, Bexar County, Texas,      8/10 at 100.00          AAA            943,352
                       Unlimited Tax School Building and Refunding Bonds, Series
                       2000, 5.875%, 8/15/25
            2,000   Plano Independent School District, Collin County, Texas,         2/18 at 100.00          Aa1          2,066,640
                       General Obligation Bonds, Series 2008, 5.250%, 2/15/34
                    Roma Independent School District, Texas, General Obligation
                    Bonds, Series 2005:
            1,110      5.000%, 8/15/22                                               8/15 at 100.00          AAA          1,187,001
            1,165      5.000%, 8/15/23 - FSA Insured                                 8/15 at 100.00          AAA          1,239,851
            1,250   Southside Independent School District, Bexar County, Texas,      8/14 at 100.00          Aaa          1,337,100
                       General Obligation Bonds, Series 2004A, 5.000%, 8/15/22
            1,140   Sunnyvale School District, Texas, General Obligation Bonds,      2/14 at 100.00          AAA          1,199,998
                       Series 2004, 5.250%, 2/15/25
            5,000   Texas State, General Obligation Bonds, Transportation            4/17 at 100.00          Aa1          5,066,400
                       Commission Mobility Fund, Series 2006-A, 5.000%, 4/01/33
                       (UB)
            1,000   Texas State, General Obligation Bonds, Transportation            4/18 at 100.00          Aa1          1,032,600
                       Commission Mobility Fund, Series 2008-A, 5.000%, 4/01/30
                       (UB)
            1,110   Texas State, General Obligation Bonds, Water Utility, Series     8/11 at 100.00          Aa1          1,162,980
                       2001, 5.250%, 8/01/23
            1,500   Texas, General Obligation Refunding Bonds, Public Finance       10/12 at 100.00          Aa1          1,610,025
                       Authority, Series 2002, 5.000%, 10/01/18
            3,025   Victoria Independent School District, Victoria County,           2/17 at 100.00          AAA          3,087,769
                       Texas, General Obligation Bonds, Series 2007, 5.000%,
                       2/15/32
                    West Texas Independent School District, McLennan and Hill
                    Counties, General Obligation Refunding Bonds, Series 1998:
            1,000      0.000%, 8/15/22                                                8/13 at 61.20          AAA            508,090
            1,000      0.000%, 8/15/24                                                8/13 at 54.88          AAA            451,210
                    White Settlement Independent School District, Tarrant
                    County, Texas, General Obligation Bonds, Series 2006:
            1,500      0.000%, 8/15/43                                                8/15 at 23.11          AAA            209,460
            1,500      0.000%, 8/15/44                                                8/15 at 21.88          AAA            197,160
              425      0.000%, 8/15/45                                                8/15 at 20.76          AAA             52,496
------------------------------------------------------------------------------------------------------------------------------------
           78,320   Total Tax Obligation/General                                                                         62,075,221
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 41

    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED - 8.5% (5.8% OF TOTAL INVESTMENTS)
$           7,940   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax         12/16 at 100.00          AAA   $      7,939,441
                       Revenue Bonds, Series 2007, 5.000%, 12/01/36 - AMBAC
                       Insured
                    Harris County-Houston Sports Authority, Texas, Junior Lien
                    Revenue Bonds, Series 2001H:
            1,720      0.000%, 11/15/34 - MBIA Insured                               11/31 at 83.17            A            254,526
              930      0.000%, 11/15/36 - MBIA Insured                               11/31 at 73.51            A            112,260
            3,265      0.000%, 11/15/38 - MBIA Insured                               11/31 at 64.91            A            331,887
                    Harris County-Houston Sports Authority, Texas, Senior Lien
                    Revenue Bonds, Series 2001G:
            2,250      5.250%, 11/15/22 - MBIA Insured                              11/11 at 100.00            A          2,089,935
            2,475      0.000%, 11/15/41 - MBIA Insured                               11/31 at 53.78            A            205,351
            1,470   Houston, Texas, Hotel Occupancy Tax and Special Revenue            No Opt. Call           A-            319,181
                       Bonds, Convention and Entertainment Project, Series
                       2001B, 0.000%, 9/01/32 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
           20,050   Total Tax Obligation/Limited                                                                         11,252,581
------------------------------------------------------------------------------------------------------------------------------------

                    TRANSPORTATION - 6.1% (4.1% OF TOTAL INVESTMENTS)
            1,000   Austin, Texas, Airport System Prior Lien Revenue Bonds,         11/13 at 100.00            A          1,048,960
                       Series 2003, 5.250%, 11/15/16 - MBIA Insured
            3,260   Central Texas Regional Mobility Authority, Travis and            1/15 at 100.00            A          2,956,038
                       Williamson Counties, Toll Road Revenue Bonds, Series
                       2005, 5.000%, 1/01/22 - FGIC Insured
            2,600   Dallas-Ft. Worth International Airport Facility Improvement     11/09 at 101.00         CCC+            966,966
                       Corporation, Texas, Revenue Bonds, American Airlines
                       Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum
                       Tax)
            2,000   Houston, Texas, Subordinate Lien Airport System Revenue          7/10 at 100.00          AAA          1,948,340
                       Bonds, Series 2000A, 5.625%, 7/01/30 - FSA Insured
                       (Alternative Minimum Tax)
            2,500   North Texas Thruway Authority, First Tier System Revenue           No Opt. Call          AAA            475,800
                       Refunding Bonds, Capital Appreciation Series 2008,
                       0.000%, 1/01/36 - AGC Insured
              600   North Texas Thruway Authority, Second Tier System Revenue        1/18 at 100.00           A3            574,896
                       Refunding Bonds, Series 2008, 5.750%, 1/01/38
------------------------------------------------------------------------------------------------------------------------------------
           11,960   Total Transportation                                                                                  7,971,000
------------------------------------------------------------------------------------------------------------------------------------

                    U.S. GUARANTEED - 18.8% (12.6% OF TOTAL INVESTMENTS) (5)
                    Coppell Independent School District, Dallas County, Texas,
                    Unlimited Tax School Building and Refunding Bonds,
                    Series 1992:
            2,585      0.000%, 8/15/14 (Pre-refunded 8/15/09) - MBIA Insured          8/09 at 75.34      Aa3 (5)          1,950,512
              295      0.000%, 8/15/14 (Pre-refunded 8/15/09) - MBIA Insured          8/09 at 75.34      Aa3 (5)            209,881
              950   Copperas Cove, Texas, Certificates of Obligation, Series         8/12 at 100.00       A3 (5)          1,064,219
                       2003, 5.000%, 8/15/23 (Pre-refunded 8/15/12) - MBIA
                       Insured
                    Gregg County Health Facilities Development Corporation,
                    Texas, Hospital Revenue Bonds, Good Shepherd Medical
                    Center Project, Series 2000:
            2,000      6.875%, 10/01/20 (Pre-refunded 10/01/10) - RAAI Insured      10/10 at 101.00     BBB- (5)          2,148,100
            3,250      6.375%, 10/01/25 (Pre-refunded 10/01/10) - RAAI Insured      10/10 at 101.00     BBB- (5)          3,472,105
              500   Harris County Health Facilities Development Corporation,         8/11 at 100.00          AAA            547,600
                       Texas, Revenue Bonds, St. Luke's Episcopal Hospital,
                       Series 2001A, 5.500%, 2/15/21 (Pre-refunded 8/15/11)
            1,000   Judson Independent School District, Bexar County, Texas,         2/11 at 100.00          Aaa          1,069,050
                       General Obligation Refunding Bonds, Series 2002, 5.250%,
                       2/01/21 (Pre-refunded 2/01/11)
            1,000   North Central Texas Health Facilities Development                  No Opt. Call          Aaa          1,170,920
                       Corporation, Hospital Revenue Bonds, Presbyterian
                       Healthcare System, Series 1996B, 5.750%, 6/01/26 - MBIA
                       Insured (ETM)
            1,075   Northside Independent School District, Bexar County, Texas,      8/10 at 100.00          AAA          1,135,673
                       Unlimited Tax School Building and Refunding Bonds, Series
                       2000, 5.875%, 8/15/25 (Pre-refunded 8/15/10)

42 Nuveen Investments

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED (5) (continued)
$           2,500   Retama Development Corporation, Texas, Special Facilities       12/17 at 100.00          AAA   $      3,463,700
                       Revenue Bonds, Retama Park Racetrack, Series 1993,
                       8.750%, 12/15/18 (Pre-refunded 12/15/17) (6)
            1,750   San Antonio, Texas, Electric and Gas System Revenue              2/12 at 100.00          AAA          1,916,460
                       Refunding Bonds, Series 2002, 5.375%, 2/01/20
                       (Pre-refunded 2/01/12)
            1,440   South Texas Community College District, General Obligation       8/12 at 100.00       A+ (5)          1,636,027
                       Bonds, Series 2002, 5.500%, 8/15/17 (Pre-refunded
                       8/15/12) - AMBAC Insured
            3,500   Tarrant County Health Facilities Development Corporation,       11/10 at 101.00      N/R (5)          3,796,450
                       Texas, Hospital Revenue Bonds, Adventist Health System -
                       Sunbelt Obligated Group, Series 2000, 6.625%, 11/15/20
                       (Pre-refunded 11/15/10)
            1,000   Tyler Health Facilities Development Corporation, Texas,          7/12 at 100.00     Baa1 (5)          1,127,780
                       Hospital Revenue Bonds, Mother Frances Hospital Regional
                       Healthcare Center, Series 2001, 6.000%, 7/01/31
                       (Pre-refunded 7/01/12)
------------------------------------------------------------------------------------------------------------------------------------
           22,845   Total U.S. Guaranteed                                                                                24,708,477
------------------------------------------------------------------------------------------------------------------------------------

                    UTILITIES - 11.2% (7.5% OF TOTAL INVESTMENTS)
            2,560   Brazos River Authority, Texas, Pollution Control Revenue         4/13 at 101.00         Caa3          1,208,909
                       Refunding Bonds, TXU Electric Company, Series 1999C,
                       7.700%, 3/01/32 (Alternative Minimum Tax)
            2,400   Brazos River Authority, Texas, Revenue Bonds, Reliant Energy    10/09 at 101.00         BBB-          2,361,312
                       Inc., Series 1999A, 5.375%, 4/01/19
              200   Brazos River Authority, Texas, Revenue Refunding Bonds,         11/09 at 101.00         BBB+            192,978
                       Houston Industries Inc., Series 1998C, 5.125%, 5/01/19 -
                       AMBAC Insured
            5,000   Brownsville, Texas, Utility System Priority Revenue Bonds,       9/15 at 100.00            A          5,036,300
                       Series 2005A, 5.000%, 9/01/27 - AMBAC Insured
            2,000   Harris County Health Facilities Development Corporation,         2/10 at 100.00          Aa3          2,014,540
                       Texas, Thermal Utility Revenue Bonds, TECO Project,
                       Series 2000, 5.750%, 2/15/15 - AMBAC Insured (Alternative
                       Minimum Tax)
            2,000   Lower Colorado River Authority, Texas, Revenue Bonds, Series     5/15 at 100.00           A1          2,026,300
                       2008, 5.750%, 5/15/37
            1,000   Matagorda County Navigation District 1, Texas, Revenue          11/09 at 101.00         BBB-            839,430
                       Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30
                       (Alternative Minimum Tax)
            1,000   Matagorda County Navigation District Number One, Texas,          7/19 at 102.00          BBB          1,042,530
                       Pollution Control Revenue Refunding Bonds, Central Power
                       and Light Company Project, Series 2009A, 6.300%, 11/01/29
------------------------------------------------------------------------------------------------------------------------------------
           16,160   Total Utilities                                                                                      14,722,299
------------------------------------------------------------------------------------------------------------------------------------

                    WATER AND SEWER - 12.5% (8.4% OF TOTAL INVESTMENTS)
                    Coastal Water Authority, Texas, Contract Revenue Bonds,
                    Houston Water Projects, Series 2004:
            1,005      5.000%, 12/15/20 - FGIC Insured                              12/14 at 100.00            A          1,035,170
            1,030      5.000%, 12/15/21 - FGIC Insured                              12/14 at 100.00            A          1,053,937
            1,000   El Paso, Texas, Water and Sewer Revenue Bonds, Refunding         3/18 at 100.00           AA          1,044,310
                       Series 2008C, 5.375%, 3/01/29
            3,000   Houston, Texas, First Lien Combined Utility System Revenue       5/14 at 100.00           AA          3,120,660
                       Bonds, Series 2004A, 5.250%, 5/15/23 - FGIC Insured
            3,500   Houston, Texas, Junior Lien Water and Sewerage System           12/11 at 100.00          AAA          3,794,770
                       Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/17 -
                       FSA Insured
                    Irving, Texas, Subordinate Lien Waterworks and Sewerage
                    Revenue Bonds, Series 2004:
            1,680      5.000%, 8/15/22 - AMBAC Insured                               8/14 at 100.00           AA          1,759,313
            1,760      5.000%, 8/15/23 - AMBAC Insured                               8/14 at 100.00           AA          1,837,211
            1,260   Rowlett, Rockwall and Dallas Counties, Texas, Waterworks and     3/14 at 100.00          AA-          1,296,931
                       Sewerage System Revenue Bonds, Series 2004A, 5.000%,
                       3/01/22 - MBIA Insured

                                                           Nuveen Investments 43

    | Portfolio of INVESTMENTS July 31, 2009

        PRINCIPAL                                                                     OPTIONAL CALL
     AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)  RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                    WATER AND SEWER (continued)
$           1,500   Texas Water Development Board, Senior Lien State Revolving       1/10 at 100.00          AAA   $      1,505,160
                       Fund Revenue Bonds, Series 1999A, 5.500%, 7/15/21
------------------------------------------------------------------------------------------------------------------------------------
           15,735   Total Water and Sewer                                                                                16,447,462
------------------------------------------------------------------------------------------------------------------------------------
$         228,039   Total Investments (cost $198,560,908) - 148.4%                                                      195,152,320
=================-------------------------------------------------------------------------------------------------------------------
                    Floating Rate Obligations - (3.0)%                                                                   (3,960,000)
                    ----------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 4.1%                                                                  5,371,040
                    ----------------------------------------------------------------------------------------------------------------
                    Preferred Shares, at Liquidation Value - (49.5)% (7)                                                (65,050,000)
                    ----------------------------------------------------------------------------------------------------------------
                    Net Assets Applicable to Common Shares - 100%                                                  $    131,513,360
                    ================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For SFAS No. 157 disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 2 - Fair Value Measurements for more information.

(5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(6) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bond's coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

(7) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.3%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

44 Nuveen Investments

| Statement of
| ASSETS & LIABILITIES
  July 31, 2009

                                                        ARIZONA          ARIZONA          ARIZONA          ARIZONA            TEXAS
                                                        PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND           UALITY
                                                         INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3           INCOME
                                                           (NAZ)            (NFZ)            (NKR)            (NXE)            (NTX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $84,429,473,
   $30,550,291, $48,467,496, $59,
   413,492 and $198,560,908, respectively)       $   84,856,846   $   28,932,241   $   47,212,494   $   56,495,247   $  195,152,320
Cash                                                    442,954        1,124,167        2,008,183               --           88,768
Receivables:
   Interest                                             577,074          249,211          404,049          423,464        3,138,398
   Investments sold                                      40,000               --               --        1,000,044        2,800,581
Other assets                                             18,391            9,383           12,996            9,090           36,383
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                      85,935,265       30,315,002       49,637,722       57,927,845      201,216,450
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                               --               --               --          182,680               --
Floating Rate Obligations                                    --               --               --               --        3,960,000
Payables:
   Common share dividends                               223,538           78,862          138,770          165,335          518,551
   Preferred share dividends                                442              505              528            1,217            1,673
Accrued expenses:
   Management fees                                       47,942           13,945           21,315           24,506          109,052
   Other                                                 33,612           16,900           22,755           25,287           63,814
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                    305,534          110,212          183,368          399,025        4,653,090
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value               27,875,000       10,600,000       16,625,000       18,400,000       65,050,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares           $   57,754,731   $   19,604,790   $   32,829,354   $   39,128,820   $  131,513,360
====================================================================================================================================
Common shares outstanding                             4,469,154        1,548,020        2,439,551        3,066,030        9,500,196
====================================================================================================================================
Net asset value per Common share
   outstanding (net assets applicable to
   Common shares, divided by Common shares
   outstanding)                                  $        12.92   $        12.66   $        13.46   $        12.76   $        13.84
===================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES
   CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share          $       44,692   $       15,480   $       24,396   $       30,660   $       95,002
Paid-in surplus                                      62,155,941       21,910,007       34,577,972       43,233,092      134,691,361
Undistributed (Over-distribution of) net
  investment income                                     492,363           75,318          154,645          157,033        1,103,875
Accumulated net realized gain (loss) from
   investments and derivative transactions           (5,365,638)        (777,965)        (672,657)      (1,373,720)        (968,290)
Net unrealized appreciation (depreciation) of
   investments                                          427,373       (1,618,050)      (1,255,002)      (2,918,245)      (3,408,588)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares           $   57,754,731   $   19,604,790   $   32,829,354   $   39,128,820   $  131,513,360
===================================================================================================================================
Authorized shares:
   Common                                           200,000,000        Unlimited        Unlimited        Unlimited        Unlimited
   Preferred                                          1,000,000        Unlimited        Unlimited        Unlimited        Unlimited
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 45

| Statement of
| OPERATIONS
  Year Ended July 31, 2009

                                                        ARIZONA          ARIZONA          ARIZONA          ARIZONA            TEXAS
                                                        PREMIUM         DIVIDEND         DIVIDEND         DIVIDEND          QUALITY
                                                         INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3           INCOME
                                                           (NAZ)            (NFZ)            (NKR)            (NXE)            (NTX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $  4,534,969   $    1,542,804   $    2,601,919   $    3,086,074   $  10,542,261
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                         545,915          194,796          320,230          377,509        1,256,291
Preferred shares - auction fees                          67,677           25,708           41,194           48,344          154,767
Preferred shares - dividend disbursing agent fees        10,000           10,000           10,000           10,000           20,000
Shareholders' servicing agent fees and expenses           3,394              469              452              367            9,299
Interest expense on floating rate obligations                --               --               --               --            6,286
Custodian's fees and expenses                            22,026           11,790           16,388           18,034           41,304
Directors'/Trustees' fees and expenses                    2,253              684            1,172            1,487            5,359
Professional fees                                        16,523            9,911           11,141           11,805           21,090
Shareholders' reports - printing and mailing
   expenses                                              24,314           12,100           16,188           17,728           42,497
Stock exchange listing fees                               9,211              219              344              433            9,209
Investor relations expense                                6,770            2,552            4,015            4,706           16,498
Other expenses                                           17,544           15,264           15,974           16,176           19,767
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                725,627          283,493          437,098          506,589        1,602,367
   Custodian fee credit                                  (3,330)          (2,805)          (3,631)          (4,154)          (3,036)
   Expense reimbursement                                     --          (37,826)         (90,613)        (101,667)              --
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                            722,297          242,862          342,854          400,768        1,599,331
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 3,812,672        1,299,942        2,259,065        2,685,306        8,942,930
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                       (2,710,445)        (429,021)        (349,393)        (323,361)        (260,097)
   Futures contracts                                         --               --               --               --          279,232
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                        1,955,974        (604,752)        (337,136)        (880,027)       (1,592,328)
   Futures contracts                                         --               --               --               --          (80,805)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                (754,471)      (1,033,773)        (686,529)      (1,203,388)      (1,653,998)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                             (565,487)        (220,718)        (349,919)        (412,423)      (1,209,638)
From accumulated net realized gains                          --               --               --               --         (148,005)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Preferred Shareholders                              (565,487)        (220,718)        (349,919)        (412,423)      (1,357,643)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from operations     $  2,492,714   $       45,451   $    1,222,617   $    1,069,495   $    5,931,289
====================================================================================================================================

                                 See accompanying notes to financial statements.

46 Nuveen Investments

| Statement of
| CHANGES in NET ASSETS

                                                        ARIZONA                        ARIZONA                      ARIZONA
                                                  PREMIUM INCOME (NAZ)        DIVIDEND ADVANTAGE (NFZ)    DIVIDEND ADVANTAGE 2 (NKR)
                                              ----------------------------   --------------------------   --------------------------
                                                       YEAR           YEAR           YEAR          YEAR          YEAR          YEAR
                                                      ENDED          ENDED          ENDED         ENDED         ENDED         ENDED
                                                    7/31/09        7/31/08        7/31/09       7/31/08       7/31/09       7/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                         $   3,812,672   $  3,939,586   $  1,299,942   $ 1,404,791   $ 2,259,065   $ 2,352,606
Net realized gain (loss) from:
   Investments                                   (2,710,445)      (695,247)      (429,021)     (246,231)     (349,393)     (210,967)
   Futures contracts                                     --        (46,730)            --      (144,540)           --            --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                    1,955,974     (3,907,909)      (604,752)   (1,551,069)     (337,136)   (2,351,438)
   Futures contracts                                     --             --             --        42,042            --            --
Distributions to Preferred Shareholders:
   From net investment income                      (565,487)      (992,215)      (220,718)     (381,010)     (349,919)     (574,591)
   From accumulated net realized gains                   --             --             --        (6,331)           --       (47,034)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                2,492,714     (1,702,515)        45,451      (882,348)    1,222,617      (831,424)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                       (2,846,851)    (2,734,545)      (976,248)     (985,763)   (1,712,859)   (1,726,396)
From accumulated net realized gains                      --             --             --       (18,444)           --      (142,165)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common Shareholders                         2,846,851)    (2,734,545)      (976,248)   (1,004,207)   (1,712,859)   (1,868,561)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to
      shareholders due to reinvestment
      of distributions                               12,298             --          7,371            --        16,440        35,757
   Repurchased                                           --             --        (24,038)           --        (8,296)           --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions                   12,298             --        (16,667)           --         8,144        35,757
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                     (341,839)    (4,437,060)      (947,464)   (1,886,555)     (482,098)   (2,664,228)
Net assets applicable to Common
   shares at the beginning of year               58,096,570     62,533,630     20,552,254    22,438,809    33,311,452    35,975,680
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                  $  57,754,731   $ 58,096,570   $ 19,604,790   $20,552,254   $32,829,354   $33,311,452
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year                         $     492,363   $     92,116   $     75,318   $   (27,658)  $   154,645   $   (41,642)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 47

| Statement of
| CHANGES in NET ASSETS (continued)

                                                      ARIZONA                           TEXAS
                                             DIVIDEND ADVANTAGE 3 (NXE)        QUALITY INCOME (NTX)
                                           -------------------------------   --------------------------
                                                       YEAR           YEAR           YEAR          YEAR
                                                      ENDED          ENDED          ENDED         ENDED
                                                    7/31/09        7/31/08        7/31/09       7/31/08
-------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                      $      2,685,306   $  2,785,211   $  8,942,930   $ 8,965,057
Net realized gain (loss) from:
   Investments                                     (323,361)      (469,351)      (260,097)     (359,565)
   Futures contracts                                     --             --        279,232       (19,596)
Change in net unrealized appreciation
   (depreciation) of:
   Investments                                     (880,027)    (3,032,163)    (1,592,328)   (7,706,392)
   Futures contracts                                     --             --        (80,805)       80,805
Distributions to Preferred Shareholders:
   From net investment income                      (412,423)      (748,495)    (1,209,638)   (2,207,108)
   From accumulated net realized gains                   --             --       (148,005)     (186,315)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                1,069,495     (1,464,798)     5,931,289    (1,433,114)
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                       (2,005,865)    (2,006,230)    (6,752,824)   (6,561,144)
From accumulated net realized gains                   --                --       (446,272)     (530,779)
-------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common Shareholders                        (2,005,865)    (2,006,230)    (7,199,096)   (7,091,923)
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to
      shareholders due to reinvestment
      of distributions                                   --             --         67,966            --
   Repurchased                                      (15,380)            --             --            --
-------------------------------------------------------------------------------------------------------
Net increase in net assets
   applicable to Common shares
   from capital share transactions                  (15,380)            --         67,966            --
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                     (951,750)    (3,471,028)    (1,199,841)   (8,525,037)
Net assets applicable to Common
   shares at the beginning of year               40,080,570     43,551,598    132,713,201   141,238,238
-------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year               $     39,128,820   $ 40,080,570   $131,513,360  $132,713,201
=======================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of year                      $        157,033   $   (109,985)  $  1,103,875   $   126,138
=======================================================================================================

                                 See accompanying notes to financial statements.

48 Nuveen Investments

| Notes to
| FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Arizona Premium Income Municipal Fund, Inc. (NAZ), Nuveen Arizona Dividend Advantage Municipal Fund (NFZ), Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR), Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) and Nuveen Texas Quality Income Municipal Fund (NTX) (collectively, the "Funds"). Common shares of Arizona Premium Income (NAZ) and Texas Quality Income (NTX) are traded on the New York Stock Exchange while Common shares of Arizona Dividend Advantage (NFZ), Arizona Dividend Advantage 2 (NKR) and Arizona Dividend Advantage 3 (NXE) are traded on the NYSE Amex (formerly, American Stock Exchange). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

                                                           Nuveen Investments 49

| Notes to
| FINANCIAL STATEMENTS (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of July 31, 2009, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                       ARIZONA      ARIZONA        ARIZONA        ARIZONA      TEXAS
                                       PREMIUM     DIVIDEND       DIVIDEND       DIVIDEND    QUALITY
                                        INCOME    ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3     INCOME
                                          (NAZ)        (NFZ)          (NKR)          (NXE)      (NTX)
----------------------------------------------------------------------------------------------------
Number of shares:

   Series M                                 --           --             --            736        716
   Series T                                 --          424             --             --         --
   Series W                                 --           --            665             --         --
   Series TH                             1,115           --             --             --      1,886
----------------------------------------------------------------------------------------------------
Total                                    1,115          424            665            736      2,602
====================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds' cost of leverage likely has been incrementally higher at times, than it otherwise might have been had the auctions continued to be successful. As a result, the

50 Nuveen Investments

Funds' future Common share earnings may likely have been incrementally lower than they otherwise might have been. As of July 31, 2009, the aggregate amount of outstanding Preferred shares redeemed by each Fund is as follows:

                                                               ARIZONA       ARIZONA       ARIZONA       ARIZONA         TEXAS
                                                               PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND       QUALITY
                                                                INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3        INCOME
                                                                  (NAZ)         (NFZ)         (NKR)         (NXE)         (NTX)
-------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed, at liquidation value            $ 2,125,000   $ 1,400,000   $ 1,875,000   $ 3,600,000   $ 3,950,000
===============================================================================================================================

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended July 31, 2009, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At July 31, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

                                                               ARIZONA      ARIZONA       ARIZONA       ARIZONA        TEXAS
                                                               PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND      QUALITY
                                                                INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3       INCOME
                                                                  (NAZ)        (NFZ)         (NKR)         (NXE)        (NTX)
-----------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts                         $       --    $      --   $        --   $        --   $       --
=============================================================================================================================

                                                           Nuveen Investments 51

| Notes to
| FINANCIAL STATEMENTS (continued)

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended July 31, 2009, were as follows:

                                                                          TEXAS
                                                                        QUALITY
                                                                         INCOME
                                                                           (NTX)
--------------------------------------------------------------------------------
Average floating rate obligations                                   $ 1,008,986
Average annual interest rate and fees                                     0.62%
================================================================================

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in order to gain exposure to, or hedge against changes in interest rates. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation Margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations. Texas Quality Income (NTX) was the only Fund to invest in futures contracts during the fiscal year ended July 31, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The average number of futures contracts outstanding for Texas Quality Income
(NTX) during the fiscal year ended July 31, 2009, was as follows:

                                                                          TEXAS
                                                                        QUALITY
                                                                         INCOME
                                                                           (NTX)
--------------------------------------------------------------------------------
Average number of futures contracts outstanding                               8
================================================================================

Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on futures contract activity.

52 Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

                                                           Nuveen Investments 53

| Notes to
| FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of July 31, 2009:

ARIZONA PREMIUM INCOME (NAZ)                      LEVEL 1         LEVEL 2       LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds*                              $     --   $  82,878,546   $ 1,978,300   $  84,856,846
=======================================================================================================
ARIZONA DIVIDEND ADVANTAGE (NFZ)                  LEVEL 1         LEVEL 2       LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds*                              $     --   $  27,210,671   $   221,570   $  27,432,241
   Short-Term Investments                              --       1,500,000            --       1,500,000
-------------------------------------------------------------------------------------------------------
Total                                            $     --   $  28,710,671   $   221,570   $  28,932,241
=======================================================================================================
ARIZONA DIVIDEND ADVANTAGE 2 (NKR)                LEVEL 1         LEVEL 2       LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds*                              $     --   $  46,318,302   $   894,192   $  47,212,494
=======================================================================================================
ARIZONA DIVIDEND ADVANTAGE 3 (NXE)                LEVEL 1         LEVEL 2       LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds*                              $     --   $  55,949,236   $   546,011   $  56,495,247
=======================================================================================================
TEXAS QUALITY INCOME (NTX)                        LEVEL 1         LEVEL 2       LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds*                              $     --   $ 194,201,705   $   950,615   $ 195,152,320
=======================================================================================================

* Refer to the Fund's Portfolio of Investments for industry breakdown of Municipal Bonds classified as Level 3.

The following is a reconciliation of each Fund's Level 3 investments held at the beginning and end of the measurement period:

                                                                 ARIZONA       ARIZONA       ARIZONA       ARIZONA         TEXAS
                                                                 PREMIUM      DIVIDEND      DIVIDEND      DIVIDEND       QUALITY
                                                                  INCOME     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3        INCOME
                                                                    (NAZ)         (NFZ)         (NKR)         (NXE)         (NTX)
                                                                 LEVEL 3       LEVEL 3       LEVEL 3       LEVEL 3       LEVEL 3
                                                             INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
Balance at beginning of year                                 $ 1,278,800   $   143,226   $   578,017   $   352,949   $   544,376
   Gains (losses):
      Net realized gains (losses)                                     --            --            --            --            --
      Net change in unrealized appreciation                      699,500        78,344       316,175       193,062       406,239
      (depreciation)
   Net purchases at cost (sales at proceeds)                          --            --            --            --            --
   Net discounts (premiums)                                           --            --            --            --            --
   Net transfers in to (out of) at end of period fair value           --            --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
Balance at end of year                                       $ 1,978,300   $   221,570   $   894,192   $   546,011   $   950,615
=================================================================================================================================

"Change in net unrealized appreciation (depreciation) of investments" presented on the Statement of Operations includes net appreciation (depreciation) related to securities classified as Level 3 at period end as follows:

                                                               ARIZONA     ARIZONA       ARIZONA       ARIZONA       TEXAS
                                                               PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND     QUALITY
                                                                INCOME   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3      INCOME
                                                                  (NAZ)       (NFZ)         (NKR)         (NXE)       (NTX)
---------------------------------------------------------------------------------------------------------------------------
Level 3 net appreciation (depreciation)                      $ 699,500   $  78,344   $   316,175   $   193,062   $ 406,239
===========================================================================================================================

54 Nuveen Investments

3.    DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and net change in unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each. Texas Quality Income (NTX) held derivative instruments during the fiscal year ended July 31, 2009. The Funds had no derivative contracts outstanding at July 31, 2009.

                                                                          TEXAS
                                                                        QUALITY
                                                                         INCOME
NET REALIZED GAIN (LOSS) FROM FUTURES CONTRACTS                            (NTX)
--------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                      $ 279,232
================================================================================

                                                                          TEXAS
                                                                        QUALITY
CHANGE IN NET UNREALIZED APPRECIATION                                    INCOME
   (DEPRECIATION) OF FUTURES CONTRACTS                                     (NTX)
--------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                      $ (80,805)
================================================================================

4. FUND SHARES

Common Shares

On July 30, 2008, the Funds' Board of Directors/Trustees approved an open-market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                                   ARIZONA PREMIUM          ARIZONA DIVIDEND             ARIZONA DIVIDEND
                                                      INCOME (NAZ)           ADVANTAGE (NFZ)            ADVANTAGE 2 (NKR)
                                              -----------------------    ----------------------    -------------------------
                                              YEAR ENDED   YEAR ENDED    YEAR ENDED  YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                 7/31/09      7/31/08       7/31/09     7/31/08       7/31/09        7/31/08
----------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions                     944           --          581           --        1,193           2,471
   Repurchased                                        --           --       (2,500)          --         (800)             --
----------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                        --           --    $    9.60           --    $   10.35              --
   Discount per share repurchased                     --           --        19.20%          --        17.60%             --
============================================================================================================================

                                                                             ARIZONA DIVIDEND           TEXAS QUALITY
                                                                             ADVANTAGE 3 (NXE)           INCOME (NTX)
                                                                         ----------------------    -----------------------
                                                                         YEAR ENDED  YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                            7/31/09     7/31/08       7/31/09      7/31/08
--------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
   reinvestment of distributions                                                 --          --         5,052           --
   Repurchased                                                               (1,600)         --            --           --
--------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                                           $     9.59          --            --           --
   Discount per share repurchased                                             18.61%         --            --           --
==========================================================================================================================

                                                           Nuveen Investments 55

| Notes to
| FINANCIAL STATEMENTS (continued)

Preferred Shares

Transactions in Preferred shares were as follows:

                                                 ARIZONA PREMIUM                           ARIZONA DIVIDEND
                                                    INCOME (NAZ)                            ADVANTAGE (NFZ)
                                  -------------------------------------------    -----------------------------------------
                                        YEAR ENDED              YEAR ENDED             YEAR ENDED            YEAR ENDED
                                         7/31/09                 7/31/08                7/31/09               7/31/08
                                  -------------------     -------------------    --------------------    -----------------
                                  SHARES     AMOUNT       SHARES       AMOUNT     SHARES       AMOUNT    SHARES     AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series T                           --  $        --         --       $   --         56  $ 1,400,000        --     $   --
   Series TH                          85    2,125,000         --           --         --           --        --         --
--------------------------------------------------------------------------------------------------------------------------
Total                                 85  $ 2,125,000         --       $   --         56  $ 1,400,000        --     $   --
==========================================================================================================================

                                                ARIZONA DIVIDEND                             ARIZONADIVIDEND
                                               ADVANTAGE 2 (NKR)                             ADVANTAGE (3NXE)
                                  -------------------------------------------    -----------------------------------------
                                       YEAR ENDED               YEAR ENDED             YEAR ENDED            YEAR ENDED
                                        7/31/09                  7/31/08                7/31/09               7/31/08
                                  -------------------     -------------------    --------------------    -----------------
                                  SHARES     AMOUNT       SHARES       AMOUNT     SHARES     AMOUNT      SHARES     AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                           --  $        --         --       $   --        144  $ 3,600,000        --     $   --
   Series W                           75    1,875,000         --           --         --           --        --         --
--------------------------------------------------------------------------------------------------------------------------
Total                                 75  $ 1,875,000         --       $   --        144  $ 3,600,000        --     $   --
==========================================================================================================================

                                                    TEXAS QUALITY
                                                     INCOME (NTX)
                                         -------------------------------------
                                              YEAR ENDED          YEAR ENDED
                                                7/31/09             7/31/08
                                         -------------------   ---------------
                                         SHARES     AMOUNT     SHARES   AMOUNT
------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                                  44  $ 1,100,000       --   $   --
   Series TH                                114    2,850,000       --       --
------------------------------------------------------------------------------
Total                                       158  $ 3,950,000       --   $   --
==============================================================================

5.    INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended July 31, 2009, were as follows:

                                                   ARIZONA      ARIZONA       ARIZONA       ARIZONA         TEXAS
                                                   PREMIUM     DIVIDEND      DIVIDEND      DIVIDEND       QUALITY
                                                    INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3        INCOME
                                                      (NAZ)        (NFZ)         (NKR)         (NXE)         (NTX)
------------------------------------------------------------------------------------------------------------------
Purchases                                     $ 20,787,765  $ 1,814,850   $ 2,519,026   $ 5,199,017  $ 19,573,989
Sales and maturities                            21,738,574    4,922,805     4,895,816     7,833,218    21,125,209
==================================================================================================================

56 Nuveen Investments

6.    INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2009, the cost of investments was as follows:

                                                         ARIZONA         ARIZONA        ARIZONA         ARIZONA            TEXAS
                                                         PREMIUM        DIVIDEND       DIVIDEND        DIVIDEND          QUALITY
                                                          INCOME       ADVANTAGE    ADVANTAGE 2     ADVANTAGE 3           INCOME
                                                            (NAZ)           (NFZ)          (NKR)           (NXE)            (NTX)
---------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                 $ 84,365,490    $ 30,540,646   $ 48,458,019    $ 59,401,274    $ 194,644,077
=================================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2009, were as follows:

                                                              ARIZONA        ARIZONA        ARIZONA         ARIZONA           TEXAS
                                                              PREMIUM       DIVIDEND       DIVIDEND        DIVIDEND         QUALITY
                                                               INCOME      ADVANTAGE    ADVANTAGE 2     ADVANTAGE 3          INCOME
                                                                 (NAZ)          (NFZ)          (NKR)           (NXE)           (NTX)
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                          $  3,238,928   $    669,430   $  1,828,491    $  1,273,971    $  5,880,993
   Depreciation                                            (2,747,572)    (2,277,835)    (3,074,016)     (4,179,998)     (9,332,796)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
   investments                                           $    491,356   $ (1,608,405)  $ (1,245,525)   $ (2,906,027)   $ (3,451,803)
====================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at July 31, 2009, the Funds' tax year end, were as follows:

                                                              ARIZONA       ARIZONA      ARIZONA       ARIZONA          TEXAS
                                                              PREMIUM      DIVIDEND     DIVIDEND      DIVIDEND        QUALITY
                                                               INCOME     ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3         INCOME
                                                                 (NAZ)         (NFZ)        (NKR)         (NXE)          (NTX)
------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                     $   670,156   $   147,439  $   288,408  $    313,130   $  1,652,176
Undistributed net ordinary income **                               --            11           --            --            690
Undistributed net long-term capital gains                          --            --           --            --            348
==============================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on July 1, 2009, paid on August 3, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended July 31, 2009 and July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                              ARIZONA       ARIZONA      ARIZONA       ARIZONA          TEXAS
                                                              PREMIUM      DIVIDEND     DIVIDEND      DIVIDEND        QUALITY
                                                               INCOME     ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3         INCOME
2009                                                             (NAZ)         (NFZ)        (NKR)         (NXE)          (NTX)
------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***               $ 3,419,031   $ 1,198,865  $ 2,063,963  $  2,423,629   $  7,900,976
Distributions from net ordinary income**                           --           --            --            --        378,151
Distributions from net long-term capital gains****                 --           --            --            --        268,060
==============================================================================================================================

                                                              ARIZONA       ARIZONA      ARIZONA       ARIZONA          TEXAS
                                                              PREMIUM      DIVIDEND     DIVIDEND      DIVIDEND        QUALITY
                                                               INCOME     ADVANTAGE  ADVANTAGE 2   ADVANTAGE 3         INCOME
2008                                                             (NAZ)         (NFZ)        (NKR)         (NXE)          (NTX)
------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                  $ 3,718,906   $ 1,375,879  $ 2,317,202  $  2,750,182   $  8,786,039
Distributions from net ordinary income**                           --            --           --            --            439
Distributions from net long-term capital gains                     --        24,687      189,057            --        716,654
==============================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended July 31, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2009.

                                                           Nuveen Investments 57

| Notes to
| FINANCIAL STATEMENTS (continued)

At July 31, 2009, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                             ARIZONA      ARIZONA        ARIZONA        ARIZONA
                             PREMIUM     DIVIDEND       DIVIDEND       DIVIDEND
                              INCOME    ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                (NAZ)        (NFZ)          (NKR)          (NXE)
--------------------------------------------------------------------------------
Expiration:
   July 31, 2011         $   359,724   $       --    $        --    $        --
   July 31, 2012           1,553,627           --             --        158,487
   July 31, 2013                  --           --             --        160,902
   July 31, 2014                  --           --             --        218,127
   July 31, 2016             562,384      246,571        212,903        363,937
   July 31, 2017             323,876      210,308        220,271        258,905
--------------------------------------------------------------------------------
Total                    $ 2,799,611   $  456,879    $   433,174    $ 1,160,358
================================================================================

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through July 31, 2009, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                               ARIZONA     ARIZONA       ARIZONA       ARIZONA       TEXAS
                                                               PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND     QUALITY
                                                                INCOME   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3      INCOME
                                                                  (NAZ)       (NFZ)         (NKR)         (NXE)       (NTX)
---------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                $ 2,566,026   $ 321,087   $   239,484   $   213,362   $ 883,729
===========================================================================================================================

7.    MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                    ARIZONA PREMIUM INCOME (NAZ)
                                                      TEXAS QUALITY INCOME (NTX)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

58 Nuveen Investments

                                                ARIZONA DIVIDEND ADVANTAGE (NFZ)
                                              ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
                                              ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of July 31, 2009, the complex-level fee rate was .1957%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL (1)  EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Arizona Dividend Advantage's (NFZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                               YEAR ENDING
JANUARY 31,                                               JANUARY 31,
--------------------------------------------------------------------------------
2001*                                .30%                     2007          .25%
2002                                 .30                      2008          .20
2003                                 .30                      2009          .15
2004                                 .30                      2010          .10
2005                                 .30                      2011          .05
2006                                 .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage (NFZ) for any portion of its fees and expenses beyond January 31, 2011.

                                                           Nuveen Investments 59

| Notes to
| FINANCIAL STATEMENTS (continued)

For the first ten years of Arizona Dividend Advantage 2's (NKR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                               YEAR ENDING
MARCH 31,                                                   MARCH 31,
--------------------------------------------------------------------------------
2002*                                .30%                     2008          .25%
2003                                 .30                      2009          .20
2004                                 .30                      2010          .15
2005                                 .30                      2011          .10
2006                                 .30                      2012          .05
2007                                 .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 2 (NKR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Arizona Dividend Advantage 3's (NXE) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                           YEAR ENDING
SEPTEMBER 30,                                         SEPTEMBER 30,
--------------------------------------------------------------------------------
2002*                                .32%                  2007             .32%
2003                                 .32                   2008             .24
2004                                 .32                   2009             .16
2005                                 .32                   2010             .08
2006                                 .32
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Arizona Dividend Advantage 3 (NXE) for any portion of its fees and expenses beyond September 30, 2010.

8.    NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 166 (SFAS No. 166)
During June 2009, the Financial Accounting Standards Board issued SFAS No. 166, "Accounting for Transfers of Financial Assets -an amendment of SFAS No. 140." The objective of SFAS No. 166 is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

SFAS No. 166 is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of SFAS No. 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of SFAS No. 166 should be applied to transfers that occurred both before and after the effective date of SFAS No. 166. At this time, management is evaluating the implications of SFAS No. 166 and the impact it will have on the financial statement amounts and disclosures, if any.

60 Nuveen Investments

9. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on September 1, 2009, to shareholders of record on August 15, 2009, as follows:

                                                               ARIZONA     ARIZONA       ARIZONA       ARIZONA     TEXAS
                                                               PREMIUM    DIVIDEND      DIVIDEND      DIVIDEND   QUALITY
                                                                INCOME   ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3    INCOME
                                                                  (NAZ)       (NFZ)         (NKR)         (NXE)     (NTX)
-------------------------------------------------------------------------------------------------------------------------
Dividend per share                                             $ .0540   $   .0525   $     .0585   $     .0545   $ .0620
=========================================================================================================================

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165 (SFAS No. 165)
In May 2009, the Financial Accounting Standards Board issued SFAS No. 165 "Subsequent Events." SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through September 25, 2009, which is the date the financial statements were issued.

                                                           Nuveen Investments 61

| Financial HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                                     Investment Operations
                                               ------------------------------------------------------------------------
                                                                          Distributions   Distributions
                                                                               from Net            from
                                   Beginning                                 Investment         Capital
                                      Common                        Net       Income to        Gains to
                                       Share          Net     Realized/       Preferred       Preferred
                                   Net Asset   Investment    Unrealized          Share-          Share-
                                       Value       Income    Gain (Loss)        holders+        holders+         Total
-----------------------------------------------------------------------------------------------------------------------
ARIZONA PREMIUM INCOME (NAZ)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                               $   13.00   $      .85   $      (.16)  $        (.13)  $          --    $       .56
2008                                   14.00          .88         (1.05)           (.22)             --           (.39)
2007                                   14.10          .83          (.10)           (.22)             --            .51
2006                                   14.53          .83          (.39)           (.18)             --            .26
2005                                   14.04          .86           .56            (.09)             --           1.33

ARIZONA DIVIDEND ADVANTAGE (NFZ)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                                   13.26          .84          (.67)           (.14)             --            .03
2008                                   14.48          .91         (1.23)           (.25)             --***        (.57)
2007                                   14.77          .91          (.17)           (.24)           (.02)           .48
2006                                   15.37          .93          (.40)           (.20)           (.01)           .32
2005                                   15.00          .97           .46            (.10)             --           1.33
=======================================================================================================================

                                             Less Distributions
                                   --------------------------------------
                                          Net
                                   Investment       Capital                      Ending
                                    Income to      Gains to                      Common
                                       Common        Common                       Share         Ending
                                       Share-        Share-                   Net Asset         Market
                                      holders       holders         Total         Value          Value
-------------------------------------------------------------------------------------------------------
ARIZONA PREMIUM INCOME (NAZ)
-------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                               $     (.64)  $        --   $      (.64)  $     12.92   $      12.29
2008                                     (.61)           --          (.61)        13.00          13.35
2007                                     (.61)           --          (.61)        14.00          13.07
2006                                     (.69)           --          (.69)        14.10          13.69
2005                                     (.84)           --          (.84)        14.53          15.22

ARIZONA DIVIDEND ADVANTAGE (NFZ)
-------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                                     (.63)           --          (.63)        12.66          12.14
2008                                     (.64)         (.01)         (.65)        13.26          13.70
2007                                     (.71)         (.06)         (.77)        14.48          13.35
2006                                     (.84)         (.08)         (.92)        14.77          15.90
2005                                     (.92)         (.04)         (.96)        15.37          16.08
=======================================================================================================

                                        Preferred Shares at End of Period
                                   ---------------------------------------------
                                       Aggregate     Liquidation
                                          Amount      and Market          Asset
                                     Outstanding           Value       Coverage
                                           (000)       Per Share      Per Share
--------------------------------------------------------------------------------
ARIZONA PREMIUM INCOME (NAZ)
--------------------------------------------------------------------------------
Year Ended 7/31:
2009                                     $27,875         $25,000        $76,798
2008                                      30,000          25,000         73,414
2007                                      30,000          25,000         77,111
2006                                      30,000          25,000         77,520
2005                                      30,000          25,000         79,019

ARIZONA DIVIDEND ADVANTAGE (NFZ)
--------------------------------------------------------------------------------
Year Ended 7/31:
2009                                      10,600          25,000         71,238
2008                                      12,000          25,000         67,817
2007                                      12,000          25,000         71,748
2006                                      12,000          25,000         72,628
2005                                      12,000          25,000         74,485
================================================================================

62 Nuveen Investments

                                                                                     Ratios/Supplemental Data
                                                                  ----------------------------------------------------------------
                                                                                           Ratios to Average Net Assets
                                                                                            Applicable to Common Shares
                                           Total Returns                                    Before Credit/Reimbursement
                                   ----------------------------                    ---------------------------------------------
                                                          Based           Ending
                                                             on              Net
                                           Based         Common           Assets
                                              on      Share Net       Applicable        Expenses        Expenses            Net
                                          Market          Asset        to Common       Including       Excluding      Investment
                                           Value*         Value*     Shares (000)       Interest++(a)   Interest++(a)     Income++
----------------------------------------------------------------------------------------------------------------------------------
ARIZONA PREMIUM INCOME (NAZ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                                       (2.61)%         4.73%  $       57,755            1.33%           1.33%           7.01%
2008                                        7.10          (2.87)          58,097            1.40            1.26            6.42
2007                                        (.22)          3.62           62,534            1.32            1.24            5.81
2006                                       (5.62)          1.84           63,024            1.21            1.21            5.83
2005                                        5.17           9.69           64,822            1.20            1.20            5.91

ARIZONA DIVIDEND ADVANTAGE (NFZ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:

2009                                       (6.12)           .58           19,605            1.51            1.51            6.70
2008                                        7.72          (4.09)          20,552            1.58            1.44            6.14
2007                                      (11.63)          3.24           22,439            1.48            1.38            5.74
2006                                        4.54           2.14           22,862            1.36            1.36            5.79
2005                                       10.88           9.04           23,753            1.34            1.34            5.82
==================================================================================================================================

                                                    Ratios/Supplemental Data
                                   -------------------------------------------------------------
                                             Ratios to Average Net Assets
                                              Applicable to Common Shares
                                             After Credit/Reimbursement**
                                   -----------------------------------------------
                                       Expenses         Expenses               Net     Portfolio
                                      Including        Excluding        Investment      Turnover
                                       Interest++(a)    Interest++(a)       Income++        Rate
-------------------------------------------------------------------------------------------------
ARIZONA PREMIUM INCOME (NAZ)
-------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                                       1.33%            1.33%             7.01%           25%
2008                                       1.38             1.24              6.44            21
2007                                       1.30             1.21              5.84            13
2006                                       1.19             1.19              5.84            22
2005                                       1.19             1.19              5.92            17

ARIZONA DIVIDEND ADVANTAGE (NFZ)
-------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                                       1.29             1.29              6.92             6
2008                                       1.29             1.14              6.44            10
2007                                       1.10             1.00              6.12            19
2006                                        .92              .92              6.23            24
2005                                        .87              .87              6.28            18
=================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; net investment income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 63

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                         Investment Operations
                                                  -----------------------------------------------------------------------
                                                                              Distributions   Distributions
                                                                                   from Net            from
                                      Beginning                                  Investment         Capital
                                         Common                         Net       Income to        Gains to
                                          Share           Net     Realized/       Preferred       Preferred
                                      Net Asset    Investment    Unrealized          Share-          Share-
                                          Value        Income    Gain (Loss)        holders+        holders+        Total
--------------------------------------------------------------------------------------------------------------------------
ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                                 $    13.66   $       .93   $      (.29)  $        (.14)  $          --   $       .50
2008                                      14.76           .96         (1.03)           (.24)           (.02)         (.33)
2007                                      15.00           .97          (.18)           (.24)           (.01)          .54
2006                                      15.56           .96          (.37)           (.20)           (.01)          .38
2005                                      15.10           .97           .59            (.11)           (.01)         1.44

ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                                      13.07           .88          (.41)           (.13)             --           .34
2008                                      14.20           .91         (1.15)           (.24)             --          (.48)
2007                                      14.32           .90          (.10)           (.25)             --           .55
2006                                      14.62           .88          (.26)           (.19)             --           .43
2005                                      14.01           .89           .62            (.10)             --          1.41
==========================================================================================================================

                                              Less Distributions
                                     -------------------------------------
                                            Net
                                     Investment      Capital                       Ending
                                      Income to     Gains to                       Common
                                         Common       Common                        Share        Ending
                                         Share-       Share-                    Net Asset        Market
                                        holders      holders         Total          Value         Value
--------------------------------------------------------------------------------------------------------
ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
--------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                                 $     (.70)  $       --   $      (.70)  $      13.46   $     12.52
2008                                       (.71)        (.06)         (.77)         13.66         14.00
2007                                       (.74)        (.04)         (.78)         14.76         15.27
2006                                       (.83)        (.11)         (.94)         15.00         15.37
2005                                       (.86)        (.12)         (.98)         15.56         16.19

ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
--------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                                       (.65)          --          (.65)         12.76         11.73
2008                                       (.65)          --          (.65)         13.07         13.30
2007                                       (.67)          --          (.67)         14.20         13.44
2006                                       (.73)          --          (.73)         14.32         13.52
2005                                       (.80)          --          (.80)         14.62         14.48
========================================================================================================

                                            Preferred Shares at End of Period
                                        ----------------------------------------
                                          Aggregate   Liquidation
                                             Amount    and Market         Asset
                                        Outstanding         Value      Coverage
                                               (000)    Per Share     Per Share
--------------------------------------------------------------------------------
ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
--------------------------------------------------------------------------------
Year Ended 7/31:
2009                                    $    16,625   $    25,000   $    74,367
2008                                         18,500        25,000        70,015
2007                                         18,500        25,000        73,616
2006                                         18,500        25,000        74,277
2005                                         18,500        25,000        75,952

ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
--------------------------------------------------------------------------------
Year Ended 7/31:
2009                                         18,400        25,000        78,164
2008                                         22,000        25,000        70,546
2007                                         22,000        25,000        74,490
2006                                         22,000        25,000        74,902
2005                                         22,000        25,000        75,942
================================================================================

64 Nuveen Investments

                                                                             Ratios/Supplemental Data
                                                              --------------------------------------------------------
                                                                                    Ratios to Average Net Assets
                                                                                    Applicable to Common Shares
                                          Total Returns                             Before Credit/Reimbursement
                                     ----------------------                  -----------------------------------------
                                                      Based         Ending
                                                         on            Net
                                         Based       Common         Assets
                                            on    Share Net     Applicable     Expenses       Expenses             Net
                                        Market        Asset      to Common    Including      Excluding      Investment
                                         Value*       Value*   Shares (000)    Interest++(a)  Interest++(a)     Income++
------------------------------------------------------------------------------------------------------------------------
ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                                     (4.99)%       4.09%  $     32,829         1.40%          1.40%           6.93%
2008                                     (3.16)       (2.38)        33,311         1.49           1.34            6.32
2007                                      4.52         3.59         35,976         1.39           1.29            5.92
2006                                       .82         2.49         36,465         1.28           1.28            5.88
2005                                     16.30         9.74         37,704         1.27           1.27            5.76

ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                                     (6.18)        3.08         39,129         1.37           1.37            6.97
2008                                      3.96        (3.48)        40,081         1.46           1.30            6.17
2007                                      4.21         3.81         43,552         1.36           1.26            5.69
2006                                     (1.80)        3.03         43,913         1.26           1.26            5.63
2005                                     15.11        10.21         44,829         1.25           1.25            5.63
========================================================================================================================

                                                     Ratios/Supplemental Data
                                     ---------------------------------------------------------
                                             Ratios to Average Net Assets
                                             Applicable to Common Shares
                                             After Credit/Reimbursement**
                                     -------------------------------------------
                                        Expenses        Expenses             Net     Portfolio
                                       Including       Excluding      Investment      Turnover
                                        Interest++(a)   Interest++(a)     Income++        Rate
-----------------------------------------------------------------------------------------------
ARIZONA DIVIDEND ADVANTAGE 2 (NKR)
-----------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                                        1.10%           1.10%           7.23%            5%
2008                                        1.11             .96            6.70            15
2007                                         .93             .83            6.38            14
2006                                         .82             .82            6.34            11
2005                                         .82             .82            6.22            11

ARIZONA DIVIDEND ADVANTAGE 3 (NXE)
-----------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                                        1.08            1.08            7.26             9
2008                                        1.07             .91            6.56            16
2007                                         .85             .75            6.19            15
2006                                         .78             .78            6.12            12
2005                                         .76             .76            6.12            15
===============================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; net investment income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 65

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                            Investment Operations
                                          ---------------------------------------------------------
                                                                      Distributions   Distributions
                                                                           from Net            from
                              Beginning                                  Investment         Capital
                                 Common                         Net       Income to        Gains to
                                  Share           Net     Realized/       Preferred       Preferred
                              Net Asset    Investment    Unrealized          Share-          Share-
                                  Value        Income    Gain (Loss)        holders+        holders+       Total
-----------------------------------------------------------------------------------------------------------------
TEXAS QUALITY INCOME (NTX)
-----------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                         $    13.98   $       .94   $      (.17)  $        (.13)  $        (.02)  $      .62
2008                              14.87           .94          (.83)           (.23)           (.02)        (.14)
2007                              15.06           .95          (.11)           (.25)           (.01)         .58
2006                              15.46           .96          (.32)           (.22)             --          .42
2005                              15.12          1.00           .41           (.13)             --         1.28
=================================================================================================================

                                       Less Distributions
                             --------------------------------------
                                    Net
                             Investment       Capital                        Ending
                              Income to      Gains to                        Common
                                 Common        Common                         Share        Ending
                                 Share-        Share-                     Net Asset        Market
                                holders       holders         Total           Value         Value
---------------------------------------------------------------------------------------------------
TEXAS QUALITY INCOME (NTX)
---------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                         $     (.71)  $      (.05)  $      (.76)  $       13.84   $      14.78
2008                               (.69)         (.06)         (.75)          13.98          12.46
2007                               (.73)         (.04)         (.77)          14.87          13.89
2006                               (.82)           --          (.82)          15.06          14.71
2005                               (.94)           --          (.94)          15.46          16.19
===================================================================================================

                                          Preferred Shares at End of Period
                                      ------------------------------------------
                                         Aggregate    Liquidation
                                            Amount     and Market         Asset
                                       Outstanding          Value      Coverage
                                             (000)      Per Share     Per Share
--------------------------------------------------------------------------------
TEXAS QUALITY INCOME (NTX)
--------------------------------------------------------------------------------
Year Ended 7/31:
2009                                  $     65,050   $     25,000   $    75,543
2008                                        69,000         25,000        73,084
2007                                        69,000         25,000        76,173
2006                                        69,000         25,000        76,815
2005                                        69,000         25,000        78,159
================================================================================

66 Nuveen Investments

                                                                       Ratios/Supplemental Data
                                                      ---------------------------------------------------------
                                                                            Ratios to Average Net Assets
                                                                            Applicable to Common Shares
                                  Total Returns                             Before Credit/Reimbursement
                             ----------------------                 -------------------------------------------
                                              Based        Ending
                                                 on           Net
                                 Based       Common        Assets
                                    on    Share Net    Applicable       Expenses       Expenses             Net
                                Market        Asset     to Common      Including      Excluding      Investment
                                 Value*       Value*  Shares (000)      Interest++(a)  Interest++(a)     Income++
-----------------------------------------------------------------------------------------------------------------
TEXAS QUALITY INCOME (NTX)
-----------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2009                             25.98%        4.80%  $   131,513           1.27%          1.26%           7.06%
2008                             (5.16)       (1.04)      132,713           1.26           1.21            6.46
2007                              (.52)        3.82       141,238           1.24           1.18            6.24
2006                             (4.03)        2.77       143,009           1.19           1.19            6.31
2005                             17.83         8.61       146,718           1.18           1.18            6.42
=================================================================================================================

                                          Ratios/Supplemental Data
                             -------------------------------------------------------
                                     Ratios to Average Net Assets
                                     Applicable to Common Shares
                                     After Credit/Reimbursement**
                             ------------------------------------------
                               Expenses        Expenses             Net    Portfolio
                              Including       Excluding      Investment     Turnover
                               Interest++(a)   Interest++(a)     Income++       Rate
-------------------------------------------------------------------------------------
TEXAS QUALITY INCOME (NTX)
-------------------------------------------------------------------------------------
Year Ended 7/31:
2009                               1.26%           1.26%           7.07%          10%
2008                               1.25            1.20            6.47            8
2007                               1.22            1.16            6.26            9
2006                               1.18            1.18            6.33           13
2005                               1.16            1.16            6.44           14
=====================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; net investment income ratios reflect income earned and expenses incurred on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 67

                            Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                              NUMBER               PRINCIPAL
                                                YEAR FIRST    OF PORTFOLIOS        OCCUPATION(S)
      NAME,                                     ELECTED OR    IN FUND COMPLEX      INCLUDING OTHER
      BIRTHDATE              POSITION(S) HELD   APPOINTED     OVERSEEN BY BOARD    DIRECTORSHIPS
      & ADDRESS              WITH THE FUNDS     AND TERM(1)   MEMBER               DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o     ROBERT P. BREMNER      Chairman of the    1997                 200           Private Investor and Management Consultant;
      8/22/40                Board and Board                                       Treasurer and Director, Humanities Council of
      333 W. Wacker Drive    Member                                                Washington D.C.
      Chicago, IL 60606

o     JACK B. EVANS          Board Member       1999                 200           President, The Hall-Perrine Foundation, a
      10/22/48                                                                     private philanthropic corporation (since
      333 W. Wacker Drive                                                          1996); Director and Vice Chairman, United Fire
      Chicago, IL 60606                                                            Group, a publicly held company; Member of the
                                                                                   Board of Regents for the State of Iowa
                                                                                   University System; Director, Gazette
                                                                                   Companies; Life Trustee of Coe College;
                                                                                   Director, Iowa College Foundation; Member of
                                                                                   the Advisory Council of the Department of
                                                                                   Finance in the Tippie College of Business,
                                                                                   University of Iowa; formerly, Director,
                                                                                   Alliant Energy; formerly, Director, Federal
                                                                                   Reserve Bank of Chicago; formerly, President
                                                                                   and Chief Operating Officer, SCI Financial
                                                                                   Group, Inc., a regional financial services
                                                                                   firm.

o     WILLIAM C. HUNTER      Board Member       2004                 200           Dean, Tippie College of Business, University
      3/6/48                                                                       of Iowa (since 2006); Director (since 2004) of
      333 W. Wacker Drive                                                          Xerox Corporation; Director (since 2005), Beta
      Chicago, IL 60606                                                            Gamma Sigma International Honor Society;
                                                                                   formerly, Dean and Distinguished Professor of
                                                                                   Finance, School of Business at the University
                                                                                   of Connecticut (2003-2006); previously, Senior
                                                                                   Vice President and Director of Research at the
                                                                                   Federal Reserve Bank of Chicago (1995-2003);
                                                                                   Director, SS&C Technologies, Inc. (May
                                                                                   2005-October 2005); formerly, Director
                                                                                   (1997-2007), Credit Research Center at
                                                                                   Georgetown University.

o     DAVID J. KUNDERT       Board Member       2005                 200           Director, Northwestern Mutual Wealth
      10/28/42                                                                     Management Company; retired (since 2004) as
      333 W. Wacker Drive                                                          Chairman, JPMorgan Fleming Asset Management,
      Chicago, IL 60606                                                            President and CEO, Banc One Investment
                                                                                   Advisors Corporation, and President, One Group
                                                                                   Mutual Funds; prior thereto, Executive Vice
                                                                                   President, Banc One Corporation and Chairman
                                                                                   and CEO, Banc One Investment Management Group;
                                                                                   Member, Board of Regents, Luther College;
                                                                                   member of the Wisconsin Bar Association;
                                                                                   member of Board of Directors, Friends of
                                                                                   Boerner Botanical Gardens; member of
                                                                                   Investment Committee, Greater Milwaukee
                                                                                   Foundation.

o     WILLIAM J. SCHNEIDER   Board Member       1997                 200           Chairman of Miller-Valentine Partners Ltd., a
      9/24/44                                                                      real estate investment company; formerly,
      333 W. Wacker Drive                                                          Senior Partner and Chief Operating Officer
      Chicago, IL 60606                                                            (retired, 2004) of Miller-Valentine Group;
                                                                                   member, University of Dayton Business School
                                                                                   Advisory Council; member, Dayton Philharmonic
                                                                                   Orchestra Association; formerly, member,
                                                                                   Business Advisory Council, Cleveland Federal
                                                                                   Reserve Bank; formerly, Director, Dayton
                                                                                   Development Coalition.

68 Nuveen Investments

                                                              NUMBER               PRINCIPAL
                                                YEAR FIRST    OF PORTFOLIOS        OCCUPATION(S)
      NAME,                                     ELECTED OR    IN FUND COMPLEX      INCLUDING OTHER
      BIRTHDATE              POSITION(S) HELD   APPOINTED     OVERSEEN BY BOARD    DIRECTORSHIPS
      & ADDRESS              WITH THE FUNDS     AND TERM(1)   MEMBER               DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o     JUDITH M. STOCKDALE    Board Member       1997                 200           Executive Director, Gaylord and Dorothy Donnelley
      12/29/47                                                                     Foundation (since 1994); prior thereto, Executive
      333 W. Wacker Drive                                                          Director, Great Lakes Protection Fund (from 1990
      Chicago, IL 60606                                                            to 1994).

o     CAROLE E. STONE        Board Member       2007                 200           Director, Chicago Board Options Exchange (since
      6/28/47                                                                      2006); Director, C2 Options Exchange,
      333 W. Wacker Drive                                                          Incorporated (since 2009); Commissioner, New York
      Chicago, IL 60606                                                            State Commission on Public Authority Reform
                                                                                   (since 2005); formerly, Chair, New York Racing
                                                                                   Association Oversight Board (2005-2007).

o     TERENCE J. TOTH        Board Member       2008                 200           Director, Legal & General Investment Management
      9/29/59                                                                      America, Inc. (since 2008); Managing Partner,
      333 W. Wacker Drive                                                          Musso Capital Management (since 2008); CEO and
      Chicago, IL 60606                                                            President, Northern Trust Investments
                                                                                   (2004-2007); Executive Vice President,
                                                                                   Quantitative Management & Securities Lending
                                                                                   (2004-2007); prior thereto, various positions
                                                                                   with Northern Trust Company (since 1994); Member:
                                                                                   Goodman Theatre Board (since 2004), Chicago
                                                                                   Fellowship Boards (since 2005), University of
                                                                                   Illinois Leadership Council Board (since 2007)
                                                                                   and Catalyst Schools of Chicago Board (since
                                                                                   2008); formerly, Member: Northern Trust Mutual
                                                                                   Funds Board (2005-2007), Northern Trust
                                                                                   Investments Board (2004-2007), Northern Trust
                                                                                   Japan Board (2004-2007), Northern Trust
                                                                                   Securities Inc. Board (2003-2007) and Northern
                                                                                   Trust Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

o     JOHN P. AMBOIAN(2)     Board Member       2008                 200           Chief Executive Officer (since July 2007) and
      6/14/61                                                                      Director (since 1999) of Nuveen Investments,
      333 W. Wacker Drive                                                          Inc.; Chief Executive Officer (since 2007) of
      Chicago, IL 60606                                                            Nuveen Asset Management, Nuveen Investments
                                                                                   Advisors, Inc. formerly, President (1999-2004) of
                                                                                   Nuveen Advisory Corp. and Nuveen Institutional
                                                                                   Advisory Corp.(3)

                                                           Nuveen Investments 69

                                                              NUMBER
                                                              OF PORTFOLIOS
      NAME,                                     YEAR FIRST    IN FUND COMPLEX      PRINCIPAL
      BIRTHDATE              POSITION(S) HELD   ELECTED OR    OVERSEEN             OCCUPATION(S)
      AND ADDRESS            WITH THE FUNDS     APPOINTED(4)  BY OFFICER           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     GIFFORD R. ZIMMERMAN   Chief              1988                  200          Managing Director (since 2002), Assistant
      9/9/56                 Administrative                                        Secretary and Associate General Counsel of Nuveen
      333 W. Wacker Drive    Officer                                               Investments, LLC; Managing Director, Associate
      Chicago, IL 60606                                                            General Counsel and Assistant Secretary, of
                                                                                   Nuveen Asset Management (since 2002) and of
                                                                                   Symphony Asset Management LLC, (since 2003); Vice
                                                                                   President and Assistant Secretary of NWQ
                                                                                   Investment Management Company, LLC. (since 2002),
                                                                                   Nuveen Investments Advisers Inc. (since 2002),
                                                                                   Tradewinds Global Investors, LLC, and Santa
                                                                                   Barbara Asset Management, LLC (since 2006),
                                                                                   Nuveen HydePark Group LLC and Nuveen Investment
                                                                                   Solutions, Inc. (since 2007); Managing Director
                                                                                   (since 2004) and Assistant Secretary (since 1994)
                                                                                   of Nuveen Investments, Inc.; formerly, Managing
                                                                                   Director (2002-2004), General Counsel (1998-2004)
                                                                                   and Assistant Secretary of Nuveen Advisory Corp.
                                                                                   and Nuveen Institutional Advisory Corp.(3);
                                                                                   Chartered Financial Analyst.

o     WILLIAM ADAMS IV       Vice President     2007                  125          Executive Vice President of Nuveen Investments,
      6/9/55                                                                       Inc.; Executive Vice President, U.S. Structured
      333 W. Wacker Drive                                                          Products of Nuveen Investments, LLC, (since
      Chicago, IL 60606                                                            1999), prior thereto, Managing Director of
                                                                                   Structured Investments.

o     MARK J.P. ANSON        Vice President     2009                  200          President and Executive Director of Nuveen
      6/10/59                                                                      Investments, Inc. (since 2007); President of
      333 W. Wacker Drive                                                          Nuveen Investments Institutional Services Group
      Chicago, IL 60606                                                            LLC (since 2007); previously, Chief Executive
                                                                                   Officer of the British Telecom Pension Scheme
                                                                                   (2006-2007) and Chief Investment Officer of
                                                                                   Calpers (1999-2006); PhD, Chartered Financial
                                                                                   Analyst, Chartered Alternative Investment
                                                                                   Analyst, Certified Public Accountant, Certified
                                                                                   Management Accountant and Certified Internal
                                                                                   Auditor.

o     CEDRIC H. ANTOSIEWICZ  Vice President     2007                  125          Managing Director, (since 2004), previously, Vice
      1/11/62                                                                      President (1993-2004) of Nuveen Investments, LLC.
      333 W. Wacker Drive
      Chicago, IL 60606

o     NIZIDA ARRIAGA         Vice President     2009                  200          Vice President (since 2007) of Nuveen
      6/1/68                                                                       Investments, LLC; previously, Portfolio Manager,
      333 W. Wacker Drive                                                          Allstate Investments, LLC (1996-2006); Chartered
      Chicago, IL 60606                                                            Financial Analyst.

o     MICHAEL T. ATKINSON    Vice President     2000                  200          Vice President (since 2002) of Nuveen
      2/3/66                 and Assistant                                         Investments, LLC.; Vice President of Nuveen Asset
      333 W. Wacker Drive    Secretary                                             Management (since 2005).
      Chicago, IL 60606

o     MARGO L. COOK          Vice President     2009                  200          Executive Vice President (since Oct 2008) of
      4/11/64                                                                      Nuveen Investments, Inc.; previously, Head of
      333 W. Wacker Drive                                                          Institutional Asset Management (2007-2008) of
      Chicago, IL 60606                                                            Bear Stearns Asset Management; Head of
                                                                                   Institutional Asset Mgt (1986-2007) of Bank of NY
                                                                                   Mellon; Chartered Financial Analyst.

o     LORNA C. FERGUSON      Vice President     1998                  200          Managing Director (since 2004) of Nuveen
      10/24/45                                                                     Investments, LLC; Managing Director (since 2005)
      333 W. Wacker Drive                                                          of Nuveen Asset Management; Managing Director
      Chicago, IL 60606                                                            (2004-2005), of Nuveen Advisory Corp. and Nuveen
                                                                                   Institutional Advisory Corp.(3)

70 Nuveen Investments

                                                              NUMBER
                                                              OF PORTFOLIOS
      NAME,                                     YEAR FIRST    IN FUND COMPLEX      PRINCIPAL
      BIRTHDATE              POSITION(S) HELD   ELECTED OR    OVERSEEN             OCCUPATION(S)
      AND ADDRESS            WITH THE FUNDS     APPOINTED(4)  BY OFFICER           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     STEPHEN D. FOY         Vice President     1998                  200          Vice President (since 1993) and Funds Controller
      5/31/54                and Controller                                        (since 1998) of Nuveen Investments, LLC; Vice
      333 W. Wacker Drive                                                          President (since 2005) of Nuveen Asset
      Chicago, IL 60606                                                            Management; Certified Public Accountant.

o     WILLIAM T. HUFFMAN     Vice President     2009                  136          Chief Operating Officer, Municipal Fixed Income
      5/7/69                                                                       (since 2008) of Nuveen Asset Management;
      333 W. Wacker Drive                                                          previously, Chairman, President and Chief
      Chicago, IL 60606                                                            Executive Officer (2002 - 2007) of Northern Trust
                                                                                   Global Advisors, Inc. and Chief Executive Officer
                                                                                   (2007) of Northern Trust Global Investments
                                                                                   Limited; Certified Public Accountant.

o     WALTER M. KELLY        Chief Compliance   2003                  200          Senior Vice President (since 2008), Vice
      2/24/70                Officer and                                           President (2006-2008) formerly, Assistant Vice
      333 W. Wacker Drive    Vice President                                        President and Assistant General Counsel
      Chicago, IL 60606                                                            (2003-2006) of Nuveen Investments, LLC; Vice
                                                                                   President (since 2006) and Assistant Secretary
                                                                                   (since 2008) of Nuveen Asset Management.

o     DAVID J. LAMB          Vice President      2000                 200          Senior Vice President (since 2009), formerly,
      3/22/63                                                                      Vice President (2000-2009) of Nuveen Investments,
      333 W. Wacker Drive                                                          LLC; Vice President (since 2005) of Nuveen Asset
      Chicago, IL 60606                                                            Management; Certified Public Accountant.

o     TINA M. LAZAR          Vice President     2002                  200          Senior Vice President (since 2009), formerly,
      8/27/61                                                                      Vice President of Nuveen Investments, LLC
      333 W. Wacker Drive                                                          (1999-2009); Vice President of Nuveen Asset
      Chicago, IL 60606                                                            Management (since 2005).

o     LARRY W. MARTIN        Vice President     1988                  200          Vice President, Assistant Secretary and Assistant
      7/27/51                and Assistant                                         General Counsel of Nuveen Investments, LLC; Vice
      333 W. Wacker Drive    Secretary                                             President (since 2005) and Assistant Secretary of
      Chicago, IL 60606                                                            Nuveen Investments, Inc.; Vice President (since
                                                                                   2005) and Assistant Secretary (since 1997) of
                                                                                   Nuveen Asset Management; Vice President and
                                                                                   Assistant Secretary of Nuveen Investments
                                                                                   Advisers Inc. (since 2002); NWQ Investment
                                                                                   Management Company, LLC (since 2002), Symphony
                                                                                   Asset Management LLC (since 2003), Tradewinds
                                                                                   Global Investors, LLC, Santa Barbara Asset
                                                                                   Management LLC (since 2006) and of Nuveen
                                                                                   HydePark Group, LLC and Nuveen Investment
                                                                                   Solutions, Inc. (since 2007); formerly, Vice
                                                                                   President and Assistant Secretary of Nuveen
                                                                                   Advisory Corp. and Nuveen Institutional Advisory
                                                                                   Corp.(3)

o     KEVIN J. MCCARTHY      Vice President     2007                  200          Managing Director (since 2008), formerly, Vice
      3/26/66                and Secretary                                         President (2007-2008), Nuveen Investments, LLC;
      333 W. Wacker Drive                                                          Managing Director (since 2008), formerly, Vice
      Chicago, IL 60606                                                            President, and Assistant Secretary, Nuveen Asset
                                                                                   Management, and Nuveen Investments Holdings,
                                                                                   Inc.; Vice President (since 2007) and Assistant
                                                                                   Secretary, Nuveen Investment Advisers Inc.,
                                                                                   Nuveen Investment Institutional Services Group
                                                                                   LLC, NWQ Investment Management Company, LLC,
                                                                                   Tradewinds Global Investors LLC, NWQ Holdings,
                                                                                   LLC, Symphony Asset Management LLC, Santa Barbara
                                                                                   Asset Management LLC, Nuveen HydePark Group, LLC
                                                                                   and Nuveen Investment Solutions, Inc. (since
                                                                                   2007); prior thereto, Partner, Bell, Boyd & Lloyd
                                                                                   LLP (1997-2007).

                                                           Nuveen Investments 71

                                                              NUMBER
                                                              OF PORTFOLIOS
      NAME,                                     YEAR FIRST    IN FUND COMPLEX      PRINCIPAL
      BIRTHDATE              POSITION(S) HELD   ELECTED OR    OVERSEEN             OCCUPATION(S)
      AND ADDRESS            WITH THE FUNDS     APPOINTED(4)  BY OFFICER           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     JOHN V. MILLER         Vice President     2007                  136          Chief Investment Officer and Managing Director
      4/10/67                                                                      (since 2007), formerly, Vice President
      333 W. Wacker Drive                                                          (2002-2007) of Nuveen Asset Management and
      Chicago, IL 60606                                                            Managing Director (since 2007), formerly Vice
                                                                                   President (2002-2007) Nuveen Investments, LLC;
                                                                                   Chartered Financial Analyst.

o     GREGORY MINO           Vice President     2009                  200          Vice President of Nuveen Investments, LLC (since
      1/4/71                                                                       2008); previously, Director (2004-2007) and
      333 W. Wacker Drive                                                          Executive Director (2007-2008) of UBS Global
      Chicago, IL 60606                                                            Asset Management; previously, Vice President
                                                                                   (2000-2003) and Director (2003-2004) of Merrill
                                                                                   Lynch Investment Managers; Chartered Financial
                                                                                   Analyst.

o     CHRISTOPHER M. ROHRBACHER
      8/1/71                 Vice President     2008                  200          Vice President, Nuveen Investments, LLC (since
      333 W. Wacker Drive    and Assistant                                         2008); Vice President and Assistant Secretary,
      Chicago, IL 60606      Secretary                                             Nuveen Asset Management (since 2008); prior
                                                                                   thereto, Associate, Skadden, Arps, Slate Meagher
                                                                                   & Flom LLP (2002-2008).

o     JAMES F. RUANE
      7/3/62                 Vice President     2007                  200          Vice President, Nuveen Investments, LLC (since
      333 W. Wacker Drive    and Assistant                                         2007); prior thereto, Partner, Deloitte & Touche
      Chicago, IL 60606      Secretary                                             USA LLP (2005-2007), formerly, senior tax manager
                                                                                   (2002-2005); Certified Public Accountant.

o     MARK L. WINGET
      12/21/68               Vice President     2008                  200          Vice President, Nuveen Investments, LLC (since
      333 W. Wacker Drive    and Assistant                                         2008); Vice President and Assistant Secretary,
      Chicago, IL 60606      Secretary                                             Nuveen Asset Management (since 2008); prior
                                                                                   thereto, Counsel, Vedder Price P.C. (1997-2007).

(1) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

72 Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by

                                                           Nuveen Investments 73
independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refi-nancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers

74 Nuveen Investments
informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and

                                                           Nuveen Investments 75
the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY

      1. FEES AND EXPENSES

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. The Independent Board Members also considered the differences in the states reflected in the respective Peer Group. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

76 Nuveen Investments

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3. PROFITABILITY OF NUVEEN

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of

                                                           Nuveen Investments 77
      assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

78 Nuveen Investments

While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

                                                           Nuveen Investments 79

F. OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

80 Nuveen Investments

Reinvest Automatically Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

                                                           Nuveen Investments 81
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

82 Nuveen Investments

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

                                                           Nuveen Investments 83

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

84 Nuveen Investments

Notes

                                                           Nuveen Investments 85

Notes

86 Nuveen Investments

Other Useful Information

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

              Common Shares             Preferred Shares
Fund            Repurchased                     Redeemed
NAZ                      --                           85
NFZ                   2,500                           56
NKR                     800                           75
NXE                   1,600                          144
NTX                      --                          158

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                           Nuveen Investments 87

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606                                        It's not what you earn,
www.nuveen.com                                            it's what you keep.(R)

                                                                     EAN-A-0709D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Nuveen Arizona Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                            AUDIT FEES BILLED            AUDIT-RELATED FEES                   TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED              TO FUND (1)               BILLED TO FUND (2)              BILLED TO FUND (3)       BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2009                    $ 8,264                        $ 0                          $   0                    $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                   0%                         0%                             0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2008                    $ 8,242                        $ 0                          $ 500                    $ 800
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                   0%                         0%                             0%                       0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                     AUDIT-RELATED FEES           TAX FEES BILLED TO               ALL OTHER FEES
                                                    BILLED TO ADVISER AND              ADVISER AND                BILLED TO ADVISER
                                                       AFFILIATED FUND               AFFILIATED FUND             AND AFFILIATED FUND
                                                      SERVICE PROVIDERS             SERVICE PROVIDERS             SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2009                                                $ 0                           $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                            0%                             0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2008                                                $ 0                           $ 0                            $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                            0%                             0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                              TOTAL NON-AUDIT FEES
                                                               BILLED TO ADVISER AND
                                                              AFFILIATED FUND SERVICE          TOTAL NON-AUDIT FEES
                                                              PROVIDERS (ENGAGEMENTS           BILLED TO ADVISER AND
                                                              RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                                  TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL          PROVIDERS (ALL OTHER
                                     BILLED TO FUND           REPORTING OF THE FUND)               ENGAGEMENTS)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
July 31, 2009                           $   850                        $ 0                            $ 0                    $   850
July 31, 2008                           $ 1,300                        $ 0                            $ 0                    $ 1,300

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                  FUND
Scott R. Romans       Nuveen Arizona Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                   TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER  MANAGED                           ACCOUNTS     ASSETS*
--------------------------------------------------------------------------------
Scott R. Romans    Registered Investment Company     29           $5.439 billion
                   Other Pooled Investment Vehicles  0            $0
                   Other Accounts                    3            $.213 million

* Assets are as of July 31, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of September 30, 2009, the S&P/Investortools Municipal Bond index was comprised of 54,220 securities with an aggregate current market value of $1,130 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of July 31, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                              DOLLAR
                                                                                              RANGE OF
                                                                                DOLLAR        EQUITY
                                                                                RANGE OF      SECURITIES
                                                                                EQUITY        BENEFICIALLY
                                                                                SECURITIES    OWNED IN
                                                                                BENEFICIALLY  THE
                                                                                OWNED IN      REMAINDER
                                                                                FUND          OF NUVEEN
                                                                                              FUNDS
                                                                                              MANAGED BY
                                                                                              NAM'S
                                                                                              MUNICIPAL
NAME OF PORTFOLIO                                                                             INVESTMENT
MANAGER              FUND                                                                     TEAM
---------------------------------------------------------------------------------------------------------------
Scott R. Romans      Nuveen Arizona Dividend Advantage Municipal Fund           $0            $10,001--$50,000

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD joined Nuveen Investments in 2000 as a senior analyst covering higher education, charter schools and private secondary schools. In 2003, he was assigned management responsibility for several closed- and open-end municipal bond funds most of which are state funds covering California and other western states. He has been Vice President of NAM since 2004. Currently, he manages investments for 30 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
AUGUST 7-31, 2008             0                                     0                     155,000

SEPTEMBER 1-30, 2008          0                                     0                     155,000

OCTOBER 1-31, 2008            0                                     0                     155,000

NOVEMBER 1-30, 2009           0                                     0                     155,000

DECEMBER 1-31, 2008           0                                     0                     155,000

JANUARY 1-31, 2009            0                                     0                     155,000

FEBRUARY 1-28, 2009         400                 10.05              400                    154,600

MARCH 1-31, 2009          2,100                  9.51            2,100                    152,500

APRIL 1-30, 2009              0                                      0                    152,500

MAY 1-31, 2009                0                                      0                    152,500

JUNE 1-30, 2009               0                                      0                    152,500

JULY 1-31, 2009               0                                      0                    152,500

TOTAL                    2,500

* The registrant's repurchase program, which authorized the repurchase of 155,000 shares, was announced August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Arizona Dividend Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: October 8, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: October 8, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: October 8, 2009
    -------------------------------------------------------------------